Securities Act Registration No. 333-259796

As filed with the Securities and Exchange Commission

On October 25, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

JOHCM FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

53 State Street, 13th Floor

Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (617) 933-0712

Mary Lomasney

53 State Street, 13th Floor

Boston, Massachusetts 02109

(Name and Address of Agent for Service)

With copy to:

George Raine, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Title of Securities Being Registered:

Institutional Shares of TSW Large Cap Value Fund, a series of the Registrant.

Approximate date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

An indefinite amount of the Registrant’s securities have been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is paid at this time.

October 25, 2021

Dear Shareholder:

I am writing to let you know that a special meeting (the “Meeting”) of the shareholders of TS&W Equity Portfolio (the “Target Fund”), a series of The Advisors’ Inner Circle Fund (the “Target Trust”), will be held on November 30, 2021 at 10:00 a.m., Eastern Time. If the proposal is approved, shareholders of the Target Fund will be issued shares of TSW Large Cap Value Fund (the “Acquiring Fund”), a series of JOHCM Funds Trust (the “Acquiring Trust”).

Shareholders of record of the Target Fund as of the regular close of business of the New York Stock Exchange on Wednesday, September 29, 2021 have the opportunity to vote on the proposal. This package contains notice of the Meeting, information about the proposal and the materials to use when casting your vote. If the Target Fund’s shareholders vote to approve the proposed reorganization (the “Reorganization”), shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund having a total dollar value (i.e. a net asset value) equal to the total dollar value of their investment in the Target Fund immediately prior to the time of the Reorganization.

The primary purpose of the proposed Reorganization is to merge the Target Fund into the Acquiring Fund, which was specifically created for the purpose of acquiring the assets and liabilities of the Target Fund and which will have no assets immediately prior to the Reorganization. If the Reorganization is approved, the Target Fund will be completely liquidated and dissolved. The Target Trust and the Acquiring Trust are each an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Acquiring Fund has a substantially similar investment objective and investment strategies and policies to those of the Target Fund, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund.

The Reorganization will shift primary management oversight responsibility for the Target Fund to JOHCM (USA) Inc. (“JOHCM USA”), the investment adviser to the Acquiring Fund. Thompson, Siegel & Walmsley LLC (“TSW”), the investment adviser to the Target Fund, will serve as investment sub-adviser to the Acquiring Fund and will continue to remain responsible for the Acquiring Fund’s day-to-day management. JOHCM USA and TSW (collectively, “Pendal US”) are both indirect wholly-owned subsidiaries of Pendal Group Limited. The Reorganization is not expected or intended to result in any changes to the day-to-day management of the Target Fund, as the existing portfolio management team will serve as portfolio managers for the Acquiring Fund. Following the Reorganization, shareholders will bear a lower investment advisory fee and can expect to experience a lower expense ratio. The proposed Reorganization will also result in the Target Fund being overseen by a different board of trustees and being subject to new arrangements for distribution, custody, administration, transfer agency, legal, and audit services.

The Board of the Acquiring Trust (the “JOHCM Board” or “Acquiring Trustees”) and the Board of Trustees of the Target Trust (the “AIC Board” or “AIC Trustees”) believe that the proposed Reorganization will be in the best interests of shareholders of the Target Fund (“Target Fund Shareholders”). In approving the Reorganization, the JOHCM Board and the AIC Board considered, among other factors:

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The opportunity for Target Fund Shareholders to retain their existing exposure to the asset classes and investment strategies of their original investment without interruption or significant transaction costs;

•	Lower management fees paid by the Acquiring Fund;

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JOHCM USA’s representation that Target Fund Shareholders can expect to experience lower operating expenses, both before and after JOHCM USA’s agreement to contractually waive certain fees and reimburse certain expenses for the Institutional Shares of the Acquiring Fund through January 31, 2023 in order to reduce operating expenses at a level at or below the operating expenses of the Target Fund;

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•	The similarity in the Target Fund’s and the Acquiring Fund’s investment objectives and strategies;

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That TSW, the adviser of the Target Fund, is the sub-adviser of the Acquiring Fund and the expected continuation of day-to-day portfolio management from all of the Target Fund’s current portfolio managers;

•

That the Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Target Fund and the Target Fund Shareholders (see “Certain U.S. Federal Income Tax Consequences of the Reorganization”);

•

That JOHCM USA, and not the Target Fund or Acquiring Fund, would pay all costs associated with the Reorganization, other than certain costs specified in the Agreement and Plan of Reorganization (attached hereto as Appendix A) which are not expected to be incurred; and

•	That the Reorganization would not result in the dilution of the Target Fund Shareholders’ interests.

Pendal US believes that the proposed Reorganization may benefit Target Fund Shareholders by unlocking potential cost savings through lower management fees, rationalization of certain operations and compliance functions, and giving the fund greater ongoing ability to negotiate fees with service providers.

The Reorganization is being proposed following the acquisition of TSW by Pendal Group Limited, the ultimate parent company of JOHCM. Over time, JOHCM and TSW expect to integrate their investment advisory organizations. Pendal US believes that the Reorganization, which will result in the Target Fund being housed in the same mutual fund trust as the other US mutual funds advised by JOHCM, is a logical step within this broader initiative. The proposed Reorganization will align management of the Target Fund’s portfolio with the overall operational management and oversight of the trust in which it is housed as well as compliance oversight, sponsorship and governance matters. Pendal US also believes that the proposed Reorganization will provide opportunities to increase the assets of the Target Fund through the established distribution network of JOHCM USA. For information regarding the factors that were considered by the AIC Trustees, please refer to the section entitled “Background and Trustees’ Considerations Related to the Proposed Reorganization” in the enclosed Proxy Statement/Prospectus.

Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the proposed Reorganization, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganization, (ii) taxes on capital gains that may be realized as a result of such transaction, and (iii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. These fees and expenses are however expected to be zero or otherwise de minimis, since (i) there is not expected to be any rebalancing of the Target Fund’s portfolio in connection with the Reorganization and (ii) given that the Target Fund’s portfolio consists only of U.S. equity securities and American Depositary Receipts, no stamp taxes or trading expenses are expected to be incurred in connection with the Reorganization. If the proposed Reorganization is approved, Pendal US does not expect that the Reorganization will result in a change in the level or quality of services that shareholders of the Acquiring Fund will receive compared to the services currently received as shareholders of the Target Fund. The proposed Reorganization has been carefully reviewed and approved by each of the AIC Board and the JOHCM Board. The AIC Board recommends that you vote FOR the proposed Reorganization.

More information on the specific details of and reasons for the proposed Reorganization is contained in the enclosed Proxy Statement/Prospectus. Please read the enclosed materials carefully and cast your vote on the Proxy Card. Please vote your shares promptly. Your vote is extremely important, no matter how many shares you own.

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the Target Trust has determined that the Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. The Special Meeting of Shareholders will be held virtually and shareholders interested in attending should send an email to attendingmeeting@astfinancial.com with the subject line “TS&W

Special Meeting” and request credentials to attend the virtual meeting. Requests to attend the Meeting virtually must be received no later than 5:00 p.m. Eastern Time on November 29, 2021.

If you have any questions before you vote, please call the Target Trust toll-free at 866-4TSW-FUN (866-487-9386). Thank you for your participation in this important initiative.

Sincerely,

Michael Beattie
President, The Advisors’ Inner Circle Fund

A Proxy Card covering your Target Fund is enclosed along with the Proxy Statement/Prospectus.

VOTING IS QUICK AND EASY. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

To secure the largest possible representation at the Meeting, please vote as soon as possible, via the Internet, by telephone, or mark, sign, date and return your Proxy Card by mail. If you sign, date and return the Proxy Card but give no voting instructions, your shares will be voted “FOR” the proposals indicated on the card. You may revoke your proxy at any time at or before the Meeting.

Please vote your shares today.

You may vote in any one of three ways:

•	By Internet: you may vote over the Internet by following the instructions on the enclosed Proxy Card;

•	By telephone: please have the Proxy Card available, call the number on the enclosed card and follow the instructions; or

•	By mail: sign and return the enclosed Proxy Card in the prepaid envelope provided if you have received this Proxy Statement/Prospectus by mail.

If we do not hear from you after a reasonable amount of time, you may receive a call from our proxy solicitor, AST Fund Solutions, reminding you to vote.

THE BOARD OF TRUSTEES OF THE TARGET TRUST RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

INSTRUCTIONS FOR SIGNING PROXY CARD(S)

The following general guidelines for signing Proxy Cards may be of assistance to you and will help avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the Proxy Card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

3. All other accounts: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

TS&W EQUITY PORTFOLIO,

a series of The Advisors’ Inner Circle Fund

One Freedom Valley Drive

Oaks, Pennsylvania 19456

1-800-932-7781

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 30, 2021

To the shareholders of the above referenced series (the “Target Fund”) of The Advisors’ Inner Circle Fund, a Massachusetts business trust (“AIC” or the “Target Trust”),

NOTICE IS HEREBY GIVEN that the Target Trust will hold a special meeting of shareholders (the “Meeting”) for the Target Fund, on November 30, 2021 at 10:00 a.m., Eastern Time. In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the Target Trust (the “AIC Board” or “AIC Trustees”) has determined that the Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. The purpose of the Meeting is to consider and act upon the following proposals (each, a “Proposal,” and collectively, the “Proposals”):

a.	To approve the Agreement and Plan of Reorganization with respect to the Target Fund (the “Plan”), which provides for:

(i) the acquisition by JOHCM Funds Trust, a Massachusetts business trust (the “Acquiring Trust”), on behalf of the TSW Large Cap Value Fund (the “Acquiring Fund”), of all of the assets of the TS&W Equity Portfolio (the “Target Fund”), in exchange for shares of the Acquiring Fund (“Acquiring Fund Shares”), and the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the liabilities of the Target Fund;

(ii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and

(iii) the dissolution of the Target Fund as soon as practicable after the closing.

b.	To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

A copy of the form of the Plan, which more completely describes the proposed transaction, is attached as Appendix A to the enclosed Proxy Statement/Prospectus. It is not anticipated that any matters other than the approval of the Proposals noted above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the enclosed Proxy Statement/Prospectus.

Shareholders of record of the Target Fund at the regular close of business of the New York Stock Exchange on September 29, 2021 are entitled to notice of, and to vote at, such Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Target Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to the Proposals.

The Board of Trustees of the Target Trust recommends that the shareholders of the Target Fund vote FOR each Proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON NOVEMBER 30, 2021: This Notice and the Proxy Statement/Prospectus are available on the Internet free of charge at https://vote.proxyonline.com/AIC/docs/2021.pdf

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By order of the Board of Trustees of The Advisors’ Inner Circle Fund

Michael Beattie
President, The Advisors’ Inner Circle Fund
October 25, 2021

Your vote is important. To secure the largest possible representation, please mark your Proxy Card, sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote at the Meeting if you attend the Meeting, as provided in the enclosed Proxy Statement/Prospectus.

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PROXY STATEMENT/PROSPECTUS

DATED OCTOBER 25, 2021

TS&W EQUITY PORTFOLIO,

a series of The Advisors’ Inner Circle Fund

One Freedom Valley Drive

Oaks, Pennsylvania 19456

1-800-932-7781

JOHCM FUNDS TRUST

53 State Street, 13th Floor

Boston, Massachusetts, 02109

(866) 260-9549

https://www.johcm.com/us/our-funds

This Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a special meeting of the shareholders (the “Meeting”) of the TS&W Equity Portfolio (the “Target Fund”), a series of The Advisors’ Inner Circle Fund (the “Target Trust”).

At the Meeting, shareholders of the Target Fund (“Target Fund Shareholders”) will be asked to approve an Agreement and Plan of Reorganization with respect to the Target Fund (the “Plan”) relating to the proposed reorganization of the Target Fund with and into the TSW Large Cap Value Fund (the “Acquiring Fund”) of JOHCM Funds Trust (the “Acquiring Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as described more fully in the Plan (the “Reorganization”). The Acquiring Trust is a newly created trust and the Acquiring Fund is a newly created series of the Acquiring Trust organized for the purpose of engaging in the Reorganization. The Plan provides for:

(i) the acquisition by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the assets of the Target Fund in exchange for Institutional Class shares of the Acquiring Fund (the “Acquiring Fund Shares”) equal in value to the Target Fund Shareholder’s interests in the Target Fund’s shares (the “Target Fund Shares”), and the assumption by the Acquiring Trust with respect to the Acquiring Fund of the liabilities (as defined in the Plan) of the Target Fund;

(ii) the distribution of Acquiring Fund Shares to Target Fund Shareholders according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and

(iii) as soon as practicable after the Closing Date (as defined below), the termination of the Target Fund.

If the proposed Reorganization is approved with respect to the Target Fund by the Target Fund Shareholders, on the effective date of the proposed Reorganization, which is currently scheduled to take place on December 6, 2021, or, if the conditions described in the Plan are not satisfied, no later than December 19, 2021, or such other date and time as the parties to the Reorganization may agree (the “Closing Date”), Target Fund Shareholders will be issued Acquiring Fund Shares of the Acquiring Fund.

The Meeting will be held at 10:00 a.m., Eastern Time on November 30, 2021. In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the Target Trust (the “AIC Board” or the “AIC Trustees”) has determined that the Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. The Special Meeting of Shareholders will be held virtually and shareholders interested in attending should send an email to attendingmeeting@astfinancial.com with the subject line “TS&W Special Meeting” and request credentials to attend the virtual meeting. Requests to attend the Meeting virtually must be received no later than 5:00 p.m. Eastern Time on November 29, 2021. The AIC Board is soliciting these proxies on behalf of the Target Fund. The AIC Trustees believe that the proposed Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund Shareholders will not be diluted as a result of the Reorganization. This Proxy Statement/Prospectus will first be sent to Target Fund Shareholders on or about November 1, 2021.

The Target Fund and the Acquiring Fund (each, a “Fund,” and collectively, the “Funds”) are open-end management investment companies (more commonly referred to as “mutual funds”). If Target Fund Shareholders vote to approve the Plan, they will receive Institutional Class Shares of the Acquiring Fund having a total dollar value equivalent to the total dollar value of their investment in the Target Fund immediately prior to the time of the Reorganization, as determined pursuant to the Plan. After the Acquiring Fund Shares are distributed, the Target Fund will be completely liquidated and dissolved.

Prior to the effective date of the proposed Reorganization (the “Closing Date”), there will be no issued and outstanding shares of the Acquiring Fund.

If shareholders of the Target Fund fail to approve the Reorganization, the AIC Board will consider what other actions, if any, may be appropriate, including re-proposing the Reorganization or liquidating the Target Fund.

This Proxy Statement/Prospectus sets forth concisely the information about the Reorganization and the Acquiring Fund that you should know before voting.

You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Target Fund, Acquiring Fund and the proposed Reorganization can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and which are incorporated by reference into this Proxy Statement/Prospectus:

•

The prospectus and statement of additional information (“SAI”) of the Target Trust on behalf of the Target Fund, dated March 1, 2021, as supplemented and amended to date (File No. 003-42484; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001398344-20-004791) (the “Target Fund Prospectus”);

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The report of the Independent Registered Public Accounting Firm and the audited financial statements, including the financial highlights, appearing in the Target Fund’s annual report to shareholders for the period ended October 31, 2020 (File No. 811-06400; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-21-006311);

•

The Semi-Annual Report to Shareholders of the Target Fund for the period from November 1, 2020 to April 30, 2021 (File No. 811-06400; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-21-211576 )

•

The prospectus and SAI of the Acquiring Trust on behalf of the Acquiring Fund filed on October 22, 2021, as amended (File No. 81123615; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-21-305666, which is also enclosed herewith (the “Acquiring Fund’s Prospectus”); and

•	An SAI dated October 22, 2021, relating to this Proxy Statement/Prospectus.

You may request a free copy of the SAI relating to this Proxy Statement/Prospectus without charge by calling 866-260-9549 or 312-557-5913 or by writing to JOHCM Funds Trust, c/o The Northern Trust Company, P.O. Box 4766 Chicago, IL 60680-4766.

You may obtain copies of the Target Fund’s Prospectus, related SAI, or annual or semiannual reports without charge by contacting the Target Trust at 1-800-932-7781; by visiting www.tswinvest.com or on the EDGAR database by visiting the SEC’s website at http://www.sec.gov.

The Acquiring Fund’s Prospectus, which is incorporated by reference above, is intended to provide you with additional information about the Acquiring Fund. The Acquiring Fund is newly organized and will have no assets or liabilities at the time of the Reorganization. The Acquiring Fund was created specifically for the purpose of

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acquiring the assets and liabilities of the Target Fund in connection with the Plan and will not commence operations until the Closing Date of the Reorganization. The Acquiring Fund has not produced any annual or semiannual reports to date. You may obtain an additional copy of the Acquiring Fund’s Prospectus or the related SAI without charge by contacting the Acquiring Trust at 866-260-9549 or 312-557-5913 or by visiting www.johcm.com.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

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TABLE OF CONTENTS

OVERVIEW	3
Synopsis of important details regarding the proposed Reorganization	3
On what proposals am I being asked to vote?	5
What is the anticipated timing of the Reorganization?	6
What is the primary purpose of the proposed Reorganization?	6
Why is the Reorganization being proposed?	6
Will the portfolio management of the Target Fund change?	6
Who will bear the expenses associated with the Reorganization?	7
What are the U.S. federal income tax consequences of the Reorganization?	7
Has the Board of the Target Trust approved the proposed Reorganization?	8
How will the number of Acquiring Fund Shares that I will receive be determined?	8
How do the fees of the Acquiring Fund compare to those of the Target Fund?	9
Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganization?	9
How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of their Target Fund?	9
Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?	9
Do the fundamental investment policies differ between the Target Fund and the Acquiring Fund?	10
Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?	10
How many votes am I entitled to cast?	10
How do I vote my shares?	10
What are the quorum and approval requirements for the Reorganization?	10
What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?	11
COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND	12
Comparison of Fee Tables and Expense Examples	12
Comparison of Investment Objectives, Strategies and Risks	14
Comparison of Fundamental and Non-Fundamental Investment Policies	18
Comparison of Portfolio Turnover	23
Comparison of Fund Performance	23
Comparison of Investment Advisers and Other Service Providers	23
Comparison of Share Classes and Distribution Arrangements	24
Eligibility requirements	25
Sales Charges	26
Distribution Plans and Service Plans	26
Comparison of Purchase, Redemption and Exchange Procedures	26
Comparison of Dividend and Distribution Policies and Fiscal Years	28
Comparison of Business Structures, Shareholder Rights and Applicable Law	28
BACKGROUND AND TRUSTEES’ CONSIDERATIONS RELATING TO THE PROPOSED REORGANIZATION	33
REASONS FOR THE PROPOSED REORGANIZATION	33
THE PROPOSED REORGANIZATION	35
Agreement and Plan of Reorganization	35
Description of the Securities to be Issued	36
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	37
PRO FORMA CAPITALIZATION	39
ADDITIONAL INFORMATION ABOUT THE FUNDS	40
Financial Highlights	40

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OVERVIEW

The following is a brief overview of the proposals to be voted upon at the Meeting scheduled for November 30, 2021 (the “Proposals”). Your vote is important. Additional information is contained elsewhere in this Proxy Statement/Prospectus, as well as in the Plan, the Target Fund’s Prospectus, the Acquiring Fund’s Prospectus (which is included herewith), and the SAI for this Proxy Statement/Prospectus, all of which are incorporated herein by reference.

Target Fund Shareholders should read the entire Proxy Statement/Prospectus, the Target Fund’s Prospectus and the Acquiring Fund’s Prospectus (which is included herewith) carefully for more complete information. If you need another copy of the Proxy Statement/Prospectus, please call the Target Trust at 1-800-932-7781 (toll-free). For the convenience of Target Fund Shareholders, a summary of certain key details regarding the proposed Reorganization from the perspective of shareholders is provided in the synopsis immediately below. The below synopsis provides only a high-level summary of the Reorganization and, as such, is incomplete. Shareholders are urged to review the full Proxy Statement/Prospectus for additional important details.

Synopsis of important details regarding the proposed Reorganization

What is the purpose of the proposed Reorganization? The primary purpose of the proposed Reorganization is to merge the Target Fund into the Acquiring Fund, which has a substantially similar investment objective and investment strategies and policies to those of the Target Fund, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund. The Reorganization will shift primary management oversight responsibility for the Target Fund to JOHCM (USA) Inc. (“JOHCM USA”), the investment adviser to Acquiring Fund. Thompson, Siegel & Walmsley LLC (“TSW”), the investment adviser to the Target Fund, serves as investment sub-adviser to the Acquiring Fund and will continue to remain responsible for the fund’s day-to-day management. JOHCM USA and TSW (collectively, “Pendal US”) are both indirect wholly-owned subsidiaries of Pendal Group Limited. The Reorganization is not expected or intended to result in any changes to the day-to-day management of the Target Fund, as the existing portfolio management team will serve as portfolio managers for the Acquiring Fund.

What will happen if the Reorganization is approved? Target Fund Shareholders will become shareholders of the Acquiring Fund and hold Institutional Class shares of the Acquiring Fund (as indicated below under “On what proposals am I being asked to vote?”). Target Fund Shareholders will receive Acquiring Fund Shares in an amount equal to the total dollar value of shares currently held in the relevant Target Fund. The Target Fund will then be completely liquidated and dissolved.

The Target Fund’s and the Acquiring Fund’s investment objectives and strategies are substantially similar, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund. The existing portfolio management team will continue to handle the day-to-day portfolio management for the Acquiring Fund. Because of this, Pendal US does not anticipate any significant changes in the Target Fund’s day-to-day operations, distributions, or changes to availability on existing distribution platforms as a result of the Reorganization.

If the Reorganization is not approved, or if the Target Fund does not receive enough votes to reach the threshold required to take action at the Meeting, the AIC Board may take actions such as re-proposing the Reorganization or liquidating the Target Fund. Voting your shares immediately will prevent the need to call you and solicit your vote.

What are the anticipated benefits of the Reorganization? In approving the Reorganization, the JOHCM Board and the AIC Board considered, among other factors:

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The opportunity for Target Fund Shareholders to retain their existing exposure to the asset classes and investment strategies of their original investment without interruption or significant transaction costs;

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•	Lower management fees paid by the Acquiring Fund;

•

JOHCM USA’s representation that Target Fund Shareholders can expect to experience lower operating expenses, both before and after JOHCM USA’s agreement to contractually waive certain fees and reimburse certain expenses for the Institutional Shares of the Acquiring Fund through January 31, 2023 in order to reduce operating expenses at a level at or below the operating expenses of the Target Fund;

•	The similarity in the Target Fund’s and the Acquiring Fund’s investment objectives and strategies;

•

That TSW, the adviser of the Target Fund, is the sub-adviser of the Acquiring Fund and the expected continuation of day-to-day portfolio management from all of the Target Fund’s current portfolio managers;

•

That the Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Target Fund and the Target Fund Shareholders (see “Certain U.S. Federal Income Tax Consequences of the Reorganization”);

•

That JOHCM USA, and not the Target Fund or Acquiring Fund, would pay all costs associated with the Reorganization, other than certain costs specified in the Agreement and Plan of Reorganization (attached hereto as Appendix A) which are not expected to be incurred; and

•	That the Reorganization would not result in the dilution of the Target Fund Shareholders’ interests.

Following the Reorganization, Target Fund Shareholders will bear a lower investment advisory fee and can expect to experience a lower expense ratio. Pendal US believes that the proposed Reorganization may benefit Target Fund Shareholders by unlocking potential cost savings through lower management fees, rationalization of certain operations and compliance functions, and giving the fund greater ongoing ability to negotiate fees with service providers. Pendal US also believes that the proposed Reorganization will provide opportunities to increase the assets of the Target Fund through the established distribution network of JOHCM USA.

Who will bear the costs associated with the proposed Reorganization? JOHCM USA will pay the operational and solicitation costs related to the Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the Target Fund Shareholders all materials relating to this Proxy Statement/Prospectus. JOHCM USA will pay these costs whether or not the Reorganization is consummated.

With respect to fund total operating expenses, fund expenses as a percentage of net assets for the Target Fund are expected to decrease as a result of the Reorganization even before accounting for any fee waivers or expense reimbursements. Target Fund Shareholders will not have to pay any front-end sales charges, contingent deferred sales charges, or redemption/exchange fees in connection with the Reorganization.

How does the Acquiring Fund differ from the Target Fund? The Target Fund has a substantially similar investment objective and investment strategies and policies to those of the Acquiring Fund, and will be managed by the same portfolio management team as currently handles the day-to-day portfolio management for the Target Fund. As a result, the principal risks associated with investing in the Acquiring Fund are substantially similar to those of investing in the Target Fund, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund. The share purchase, redemption, and exchange procedures of the Acquiring Fund are similar to those of the Target Fund, except for differences in the applicable class eligibility requirements, and the Target Trust does not anticipate any changes in the availability of the Funds on existing distribution platforms as a result of the Reorganization.

How do I vote my shares? You are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Target Fund as of September 29, 2021. You can vote your shares by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope, or by attending the virtual Meeting. You may also vote by calling the toll-free number printed on your Proxy Card or by Internet by going to the website printed on your Proxy Card.

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On what proposals am I being asked to vote?

As the Target Fund Shareholder, you are being asked to vote on the approval of the Plan. The Plan provides for:

(i) the acquisition by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the assets of the Target Fund in exchange for a Institutional class of Acquiring Fund Shares equal in value to the Target Fund Shareholder’s respective Target Fund Shares and the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the liabilities (as defined in the Plan) of the Target Fund;

(ii) the distribution of Acquiring Fund Institutional Shares to Target Fund Shareholders according to their respective interests in the Target Fund in complete liquidation of that Target Fund; and

(iii) as soon as practicable after the Closing Date, the termination of the Target Fund.

The Target Fund offers a single undesignated class of shares.

The Acquiring Fund currently offers Institutional Class shares, Advisor Class, Investor Class and Class Z shares.

In connection with the Reorganization, Target Fund Shareholders will receive Institutional Shares of the Acquiring Fund. Like the Target Fund, Institutional Class shares of the Acquiring Fund do not bear a 12b-1 fee but are authorized to bear expenses for Sub-Transfer Agency Services, as defined below. Each Target Fund Shareholder will receive Acquiring Fund Shares having a total dollar value equal to the total dollar value of the shares such shareholder held in that Target Fund immediately prior to the effectiveness of the Reorganization as determined pursuant to the Plan.

Target Fund Shareholders who do not wish to have their Target Fund Shares exchanged for Acquiring Fund Shares as part of the Reorganization should redeem their shares prior to the completion of the Reorganization. If you redeem your shares, you generally will recognize a taxable gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them upon redemption. If, instead, you receive Acquiring Fund Shares in exchange for your Target Fund Shares as part of the Reorganization, you are not expected to recognize any taxable gain or loss for U.S. federal income tax purposes on such exchange. For more information about the tax consequences of the proposed Reorganization, please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganization” section below.

The Plan is subject to certain closing conditions and may be terminated with respect to the Reorganization at any time including by mutual consent of the Target Trust and the Acquiring Trust, by the Acquiring Trust if any condition precedent to its obligations with respect to such Reorganization has not been fulfilled or waived by the Acquiring Trust, by the Target Trust if any condition precedent to its obligations has not been fulfilled or waived by the Target Trust, or by the Target Trust or Acquiring Trust upon a determination by the Board of the Target Trust or the Acquiring Trust that the Reorganization would not be in the best interests of the shareholders of the Target Fund or Acquiring Fund, respectively.

You should consult the Acquiring Fund’s Prospectus for more information about the Acquiring Fund and the Target Fund’s Prospectus for more information about the Target Fund, which prospectuses have been incorporated by reference into this Proxy Statement/Prospectus. For more information regarding shareholder approval of the proposed Reorganization, please refer to the “The Proposed Reorganization” and “Voting Information” sections below. A form of the Plan is attached hereto as Appendix A. For more information regarding the calculation of the number of Acquiring Fund Shares to be issued, please refer to the “How will the number of Acquiring Fund Shares that I will receive be determined?” section below.

You are also being asked to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

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What is the anticipated timing of the Reorganization?

The Meeting is scheduled to occur on November 30, 2021. If all necessary approvals are obtained, the proposed Reorganization is currently scheduled to take place on or about December 6, 2021.

What is the primary purpose of the proposed Reorganization?

The primary purpose of the proposed Reorganization is to merge the Target Fund into the Acquiring Fund, which has a substantially similar investment objective and investment strategies and policies to those of the Target Fund, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund.

Why is the Reorganization being proposed?

The Reorganization is being proposed following the acquisition of TSW by Pendal Group Limited, the ultimate parent company of JOHCM USA. Over time, JOHCM USA and TSW expect to integrate their investment advisory organizations. Pendal US believes that the Reorganization, which will result in the Target Fund being housed in the same mutual fund trust as the other US mutual funds advised by JOHCM USA, is a logical step within this broader initiative. The proposed Reorganization will align management of the Target Fund’s portfolio with the overall operational management and oversight of the trust in which it is housed as well as compliance oversight, sponsorship and governance matters. Pendal US also believes that the proposed Reorganization will provide opportunities to increase the assets of the Target Fund through the established distribution network of JOHCM USA. Following the Reorganization, shareholders will bear a lower investment advisory fee and can expect to experience a lower expense ratio. For information regarding the factors that were considered by the AIC Trustees, please refer to the section entitled “Background and Trustees’ Considerations Related to the Proposed Reorganization” in the enclosed Combined Proxy Statement/Prospectus.

If the proposed Reorganization is approved, Pendal US does not expect that the Reorganization will result in any reduction in the level or quality of services that shareholders of the Acquiring Fund will receive compared to the services currently received as shareholders of the Target Fund.

The Target Fund Shareholders’ exchange of Target Fund Shares for Acquiring Fund Shares pursuant to the Reorganization is expected to be tax-free for U.S. federal income tax purposes. It is possible that the Target Fund will make one or more additional distributions to Target Fund Shareholders before the effective time of the Reorganization, which will generally be taxable to Target Fund Shareholders. Please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganization” section below for further information. The proposed Reorganization will also result in the Target Fund being overseen by a different board of trustees. The proposed Reorganization has been carefully reviewed and approved by each of the AIC Board and the JOHCM Board. The AIC Board recommends that you vote FOR the proposed Reorganization.

Will the portfolio management of the Target Fund change?

The Target Fund’s existing portfolio management team will serve as portfolio managers for the Acquiring Fund through a sub-advisory agreement between JOHCM USA and TSW. As the investment adviser to the Target Fund, TSW directly manages the Target Fund’s portfolio. The Acquiring Fund is a new series of the Acquiring Trust created specifically for the purpose of acquiring the assets and liabilities of the Target Fund. If the Reorganization is approved, JOHCM USA will serve as investment adviser to the Acquiring Fund. JOHCM USA, as investment adviser to the Acquiring Fund, will assume overall responsibility to manage the investment of the Acquiring Fund’s assets and will supervise the daily business affairs of the Acquiring Fund, subject to the supervision of the JOHCM Board. All of the current portfolio managers of the Target Fund will also serve as the

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portfolio managers of the Acquiring Fund, subject to the oversight of JOHCM USA and the JOHCM Board. Pendal US does not expect that the proposed Reorganization will result in a change in the level or quality of services shareholders of the Acquiring Fund will receive compared to the services currently received as shareholders of the Target Fund. In addition, the Acquiring Fund has a substantially similar investment objective and investment strategies and policies to those of the Target Fund, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund.

Who will bear the expenses associated with the Reorganization?

The costs of the solicitation related to the proposed Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the Target Fund Shareholders all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the operational costs associated with the proposed Reorganization, will be borne by JOHCM USA. JOHCM USA will pay these costs whether or not the Reorganization is consummated.

Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the proposed Reorganization, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganization, (ii) taxes on capital gains that may be realized as a result of selling portfolio securities necessary to effect the Reorganization; and (iii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. These fees and expenses are however expected to be zero or otherwise de minimis, since (i) there is not expected to be any rebalancing of the Target Fund’s portfolio in connection with the Reorganization and (ii) given that the Target Fund’s portfolio consists only of U.S. equity securities and American Depositary Receipts, no stamp taxes or trading expenses are expected to be incurred in connection with the Reorganization. If the proposed Reorganization is approved, Pendal US does not expect that the Reorganization will result in a change in the level or quality of services that shareholders of the Acquiring Fund will receive compared to the services currently received as shareholders of the Target Fund. The proposed Reorganization has been carefully reviewed and approved by each of the AIC Board and the JOHCM Board.

What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to constitute a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of counsel to the effect that the proposed Reorganization will be tax-free (although there can be no assurance that the Internal Revenue Service (“IRS”) will agree with such opinion). Accordingly, it is expected that no gain or loss will be recognized by the Target Fund or Target Fund Shareholders as a direct result of the Reorganization. Specifically, it is expected that the Target Fund will recognize no gain or loss upon the acquisition by the Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Target Fund. In addition, when shares held by Target Fund Shareholders are exchanged for Acquiring Fund Shares pursuant to the proposed Reorganization, it is expected that Target Fund Shareholders will recognize no gain or loss on the exchange, and that Target Fund Shareholders will have the same aggregate tax basis and holding period with respect to the shares of an Acquiring Fund as the shareholder’s tax basis and holding period in the Target Fund Shares immediately before the exchange. If, as expected, the Reorganization is tax-free, the Acquiring Fund will “inherit” the tax attributes of the dissolving Target Fund, including the Target Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. At any time prior to the consummation of the Reorganization, Target Fund Shareholders may redeem Target Fund Shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

Although not currently expected, the Target Fund may sell portfolio securities in connection with the Reorganization. Any capital gains recognized in these sales, after reduction by any available losses, will be

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distributed to shareholders as taxable distributions. See “Certain U.S. Federal Income Tax Consequences of the Reorganization – Sales of Portfolio Securities” for additional information.

For more detailed information about the tax consequences of the Reorganization please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganization” section below.

Has the Board of the Target Trust approved the proposed Reorganization?

The AIC Board has approved the Reorganization and the Plan and recommends that you vote in favor of the proposed Reorganization. The AIC Trustees believe that the proposed Reorganization is each in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund Shareholders will not be diluted as a result of the Reorganization.

As described in more detail below, Pendal US and the AIC Board have engaged in discussions regarding Pendal US’s desire to merge the Target Fund into the Acquiring Trust, which recently commenced operations in conjunction with the reorganization of a suite of JOHCM USA-managed funds into shell series of the Acquiring Trust. Pendal US believes that the proposed Reorganization, which will result in the Target Fund being housed in the same mutual fund trust as the other US mutual funds advised by JOHCM USA, is a logical step within this broader initiative. The proposed Reorganization will align management of the Target Fund’s portfolio with the overall operational management and oversight of the trust in which it is housed as well as compliance oversight, sponsorship and governance matters. Pendal US also believes that the proposed Reorganization will provide opportunities to increase the assets of the Target Fund through the established distribution network of JOHCM USA. For information regarding the factors that were considered by the AIC Trustees, please refer to the section entitled “Background and Trustees’ Considerations Related to the Proposed Reorganization” in the enclosed Proxy Statement/Prospectus.

Pendal US proposed that the AIC Board approve the Reorganization in light of the foregoing benefits as well as, among other factors: the opportunity for Target Fund Shareholders to retain their existing exposure to the asset classes and investment strategies of their original investment without interruption or significant transaction costs, lower management fees paid by the Acquiring Fund, anticipated lower operating expenses for Target Fund Shareholders even before taking into account any expense waiver or expense reimbursement, the similarity in the Target Fund’s and Acquiring Fund’s investment objectives and strategies, that TSW, the adviser of the Target Fund, will be the sub-adviser of the Acquiring Fund and the expected continuation of day-to-day portfolio management from all of the Target Fund’s current portfolio managers, that the Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Target Fund and the Target Fund Shareholders (see “Certain U.S. Federal Income Tax Consequences of the Reorganization”), that JOHCM USA, and not the Target Fund or Acquiring Fund, would pay all costs associated with the Reorganization, other than certain costs specified in the Agreement and Plan of Reorganization (attached hereto as Appendix A) which are not expected to be incurred, and that the Reorganization would not result in the dilution of the Target Fund Shareholders’ interests. For information regarding the factors that were considered by the AIC Trustees, please refer to the section below entitled “Background and Trustees’ Considerations Related to the Proposed Reorganization.”

How will the number of Acquiring Fund Shares that I will receive be determined?

As a Target Fund Shareholder, you will receive your pro rata share of the Acquiring Fund Shares received by the Target Fund in the Reorganization. The number of Acquiring Fund Shares that a Target Fund Shareholder will receive will be based on the net asset value (“NAV”) of such Target Fund Shareholder’s account relative to the NAV of the Target Fund, determined as of the regular close of business of the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date. The Target Fund’s assets will be valued pursuant to the Acquiring Trust’s valuation procedures, determined as of immediately after the close of business

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on the last business day before the Closing Date (the “Valuation Date”). With respect to matters bearing on the valuation of the securities held by the Target Fund as of the date hereof, the Acquiring Trust’s valuation procedures are substantially similar to the valuation procedures of the Target Trust. The total value of your holdings should not change as a result of the Reorganization.

How do the fees of the Acquiring Fund compare to those of the Target Fund?

Shareholders of the Target Fund can expect to experience lower fees and expenses as a result of the Reorganization. The Reorganization will result in a reduction of the Target Fund’s contractual Management Fee from 0.75% to 0.58% and is expected to result in a reduction of gross annual operating expenses from 1.90% (prior to the application of a voluntary waiver) to 0.98% and a reduction in net annual operating expenses from 1.90% (prior to the application of a voluntary waiver) to 0.75%. Taking into account a voluntary fee waiver/expense reimbursement, the Target Fund’s current net operating expenses are 1.20% (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses).

Neither the Target Fund nor Institutional Class shares of the Acquiring Fund have adopted a distribution plan under Rule 12b-1.

For more details, please see “Comparison of Fee Tables” and “Comparison of Investment Advisers and Other Service Providers” below.

Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganization?

No. You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption/exchange fees in connection with the Reorganization, which means that the aggregate value of Acquiring Fund Shares issued to you in the Reorganization will be equal to the aggregate value of the Target Fund Shares you own immediately prior to the relevant Reorganization. Purchases of additional shares of any class of the Acquiring Fund are not subject to front-end sales charges.

Please see the sections entitled “Comparison of Fee Tables,” and “Comparison of Purchase, Redemption and Exchange Procedures” below for more information.

How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of their Target Fund?

The share purchase, redemption, and exchange procedures of the Acquiring Fund are similar to those of the Target Fund, except for differences in the applicable class eligibility requirements. For more information concerning the share purchase, redemption and exchange procedures of the Target Fund and the Acquiring Fund, please see the “Comparison of Purchase, Redemption and Exchange Procedures” section below.

Are the investment objective and strategies of the Acquiring Fund similar to the investment objective and strategies of their Target Fund?

The investment objective, investment strategies and policies of the Acquiring Fund are substantially similar to those of the Target Fund, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund.

The Reorganization is not expected to result in any material change in the Target Fund’s portfolio or the manner in which it is managed.

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For a detailed comparison of the Target Fund’s and Acquiring Fund’s investment objectives and strategies and a discussion of certain differences, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

Do the fundamental investment policies differ between the Target Fund and the Acquiring Fund?

The fundamental investment policies of the Target Fund and the Acquiring Fund are substantially similar to one another, and include certain investment policies required by the 1940 Act. For more information about the Funds’ fundamental investment policies, see the section below entitled “Comparison of Fundamental and Non-Fundamental Investment Policies.”

Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?

The principal risks of the Acquiring Fund are substantially similar to those of the Target Fund. For a detailed comparison of the Fund’s principal risks, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

How many votes am I entitled to cast?

As a shareholder of the Target Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Target Fund on the record date of September 29, 2021 (the “Record Date”). Completion of the Reorganization is conditioned on the approval of the Reorganization by the Target Fund Shareholders.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope, or by attending the virtual Meeting. You may also vote by touch-tone telephone by calling the toll-free number printed on your Proxy Card and following the recorded instructions or by Internet by going to the website printed on your Proxy Card and following the instructions. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call 1-800-932-7781.

What are the quorum and approval requirements for the Reorganization?

A quorum is required for shareholders of the Target Fund to take action at the Meeting. The organizational documents of the Target Fund provide that holders of at least a majority of the total number of shares of the Target Fund that are entitled to vote constitutes a quorum for purposes of voting on proposals at a meeting of the Target Fund’s shareholders. Approval of the Proposal requires a “majority of the outstanding voting securities” within the meaning of Section 2(a)(42) of the 1940 Act, which requires the affirmative vote of 67% or more of the voting securities present at the virtual Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less (a “1940 Act Majority”).

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What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?

With respect to the Proposal, if there are not sufficient votes to approve the Proposal or to achieve a quorum by the time of the Meeting, the Meeting may be postponed or adjourned one or more times to permit further solicitation of proxy votes. The vote of a majority of shares present at the Meeting with respect to the Proposal, with or without a quorum, shall be sufficient for adjournments with respect to the Proposal. To facilitate the receipt of a sufficient number of votes, additional action may be needed. A significant percentage of the outstanding shares of the Target Fund are held by accounts over which TSW holds discretionary voting authority. TSW’s voting authority covered approximately 72.4% of the Target Fund’s shares as of September 30, 2021. In order to address any potential perception as to conflicts of interest, TSW intends to vote those shares in accordance with the recommendation of Institutional Shareholder Services (“ISS”). Pendal US anticipates that an ISS recommendation would significantly increase the likelihood of approval. AST Fund Solutions, a proxy solicitation firm, or other persons who are affiliated with Pendal US, the Target Trust, the Acquiring Trust or their affiliates, may contact you by mail or telephone. While the presence of shares over which TSW holds voting discretion significantly simplifies the process of reaching a quorum (see discussion above as to TSW’s voting), we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

Effective July 22, 2021, Pendal Group Limited closed its acquisition of 100% of the equity interest in TSW (the “Transaction”). The Transaction resulted in the automatic termination of TSW’s advisory agreement with the Target Fund. The AIC Board approved an interim investment advisory agreement between TSW and the Target Trust, on behalf of the Target Fund (the “Interim Advisory Agreement”), pursuant to which TSW continues to serve as the Target Fund’s investment adviser. The Interim Advisory Agreement became effective on July 22, 2021 and will continue in force for a period of up to 150 days. The Interim Advisory Agreement is substantially similar to the previous investment advisory agreement between TSW and the Target Trust, on behalf of the Target Fund, except with respect to the term of the agreement, termination provisions, and that the fees payable to TSW under the Interim Advisory Agreement are paid into an interest bearing escrow account, which will be released if shareholders approve the Reorganization. The 1940 Act requires that a new investment advisory agreement of a registered investment company be approved by a majority vote of the outstanding voting securities of that investment company. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract, subject to certain conditions. If the shareholders of the Acquiring Fund do not approve the Reorganization within 150 days of the close of the Transaction, then the Interim Advisory Agreement will terminate. At that point, the AIC Board may take any further action it deems to be in the best interest of the Acquiring Fund and its shareholders.

Voting your shares immediately will help prevent the need to call you and solicit your vote.

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COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND

Comparison of Fee Tables and Expense Examples

The tables below allow Target Fund Shareholders to compare the sales charges, management fees and expense ratios of the Target Fund with the Acquiring Fund and to analyze the estimated expenses that the Acquiring Fund expects to bear following the Reorganization. Annual Fund Operating Expenses are paid by the Fund. They include management fees, administrative costs, sub-transfer agency expenses, and distribution and administrative services fees, if applicable, including pricing and custody services. For the Acquiring Fund, Annual Fund Operating Expenses (and related Example Expenses) are presented on a pro forma combined basis.

The Annual Fund Operating Expenses shown in the tables below are based on expenses for the twelve-month period ended October 31, 2020 for the Target Fund. The numbers provided in the following expense tables and examples for the Acquiring Fund are estimates because the Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus. As such, the rate at which expenses are accrued following the Reorganization may not be constant and, at any particular point, may be greater or less than the stated average percentage.

Comparison of TS&W Equity Portfolio and TSW Large Cap Value Fund

	Target Fund	Acquiring Fund (Pro Forma Combined)
		Institutional Class Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None
Redemption Fee[1]	1.00%	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.58%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	1.13%	0.38%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.90%	0.98%
Fee Waivers and Reimbursements[2]	0.00%	0.23%
Total Annual Fund Operating Expenses[3]	1.90%	0.75%

[1]	The Redemption Fee is expressed as a percentage of the amount redeemed, if redeemed within sixty days of purchase.
[2]	The Target Fund and Acquiring Fund expense limitation arrangements are:

Target Fund Expense Cap	Target Fund Expense Cap Expiration	Acquiring Fund Class	Acquiring Fund Expense Cap	Acquiring Fund Expense Cap Expiration
Voluntary cap at 1.20% of average daily net assets.	Can be discontinued at the discretion of TSW.	Institutional	Contractual cap at 0.73% of average daily net assets.	January 31, 2023

TSW has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Target Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes,

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brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.20%, of the average daily net assets of the Target Fund. TSW does not have the ability to recapture previously waived fees or reimbursed expenses. JOHCM USA, in the case of the Acquiring Fund, has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) attributable to Institutional Class shares exceed 0.73% through January 31, 2023. If it becomes unnecessary for JOHCM USA to waive fees or make reimbursements, JOHCM USA may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed either the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees of the Acquiring Trust at any time and will terminate automatically upon termination of the Acquiring Fund’s investment advisory agreement.

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The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Target Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Target Fund, and exclude Acquired Fund Fees and Expenses.

Expense examples. The following Examples are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund and to allow you to compare these costs with the costs of investing in other mutual funds. The current estimated fees and expenses for the Acquiring Fund have been calculated on a pro forma basis assuming consummation of the Reorganization. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that each year your investment has a 5% return and that the Target Fund and Acquiring Fund operating expenses remain the same. The contractual expense limitation for the Acquiring Fund is reflected only in the 1 year example of the Acquiring Fund. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

TS&W Equity Portfolio

(Target Fund)

1 Year	3 Years	5 Years	10 Years
$193	$597	$1,026	$2,222

TSW Large Cap Value Fund (pro forma combined)

(Acquiring Fund)

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$77	$289	$519	$1,180

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place for at least three years. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Fund and JOHCM USA. The pro forma information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

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Comparison of Investment Objectives, Strategies and Risks

For the Reorganization, additional comparative information regarding the Target Fund and Acquiring Fund, including information with respect to the Funds’ investment objectives, investment policies, principal investment strategies, principal risks, management, and performance, is provided below. The below table shows the Target Fund’s and Acquiring Fund’s investment objective as well as a redline showing differences in the Funds’ summary principal investment strategy disclosure. In each redline, deleted text is shown in red strikethrough and added text is shown in blue underline. Further information about the Target Fund’s and Acquiring Fund’s respective investment objectives, strategies and risks is contained in the Target Fund Prospectus and SAI and the Acquiring Fund Prospectus and SAI. The Acquiring Fund’s Prospectus and SAI are on file with the SEC. The Target Fund’s Prospectus and Acquiring Fund’s Prospectus are also incorporated herein by reference. For information regarding how to request copies of the SAIs related to either the Target Fund’s Prospectus or the Acquiring Fund’s Prospectus, please refer to pages ii – iii of this Proxy Statement/Prospectus.

The Target Fund and the Acquiring Fund:

•	Are structured as series of an open-end management investment company.

•	Have substantially similar investment objectives.

•	Have substantially similar fundamental investment policies.

•	Have substantially similar principal investment strategies, and are expected to invest all or substantially all of their respective assets in the same investments.

•	Have substantially similar principal risks.

•	Have the same portfolio management team

•	Have similar policies for purchasing and redeeming shares.

Comparison of Fund Performance (all Target Fund)

If the Reorganization is approved, the Acquiring Fund will assume and continue the performance history of the Target Fund. The Acquiring Fund has no performance history because it has not yet commenced operations as of the date of this Proxy Statement/Prospectus. For more information about performance, see the “Performance Information” section of the Target Fund Prospectus, which is incorporated herein by reference.

Comparison of TS&W Equity Portfolio and TSW Large Cap Value Fund

	Target Fund: TS&W Equity Portfolio	Acquiring Fund: TSW Large Cap Value Fund	Notes
Investment Objectives	The Fund seeks maximum long-term total return, consistent with reasonable risk to principal~~, by investing in a diversified portfolio of common stocks of relatively large companies~~.		While some differences exist as to the Target Fund’s and Acquiring Fund’s drafting of disclosure language and/or adoption of formal investing policies, the investment objectives are substantially similar.

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	Target Fund: TS&W Equity Portfolio	Acquiring Fund: TSW Large Cap Value Fund	Notes
Principal Investment Strategy

The Fund invests, under normal circumstances, ~~the Fund seeks to achieve its investment objective by investing~~ at least 80% of its assets (net assets~~,~~ plus the amount of ~~any~~ borrowings for investment purposes~~,~~) in equity securities~~. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders~~ of companies with large market capitalizations. The Fund considers a company’s market capitalization to be large if it equals or exceeds that of the smallest company in the Russell 1000 Index (approximately $3.6 billion as of June 30, 2021). The Fund will generally invest primarily in a diversified portfolio of common stocks ~~of companies that are relatively large in terms of revenues and assets~~. Although the Fund will primarily draw its holdings from larger, more seasoned or established companies, it may also invest in companies of varying size as measured by assets, sales or market capitalization. The Fund ~~will emphasize common stocks, but may also invest in other types of equity securities. The Fund~~ may invest up to 20% of its total assets in American Depositary Receipts (“ADRs”), which are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges.

~~In selecting investments for the Fund, Thompson, Siegel & Walmsley LLC (“TSW” or the “Adviser”) uses a combination of quantitative screening and qualitative research to seek to identify companies that are trading at a discount to their intrinsic value based on TSW’s assessment of a company’s future cash flows and catalysts that may reduce the discount within the next several years, and that have an attractive risk/return profile.~~

The Fund utilizes a bottom-up, business-focused approach based on careful study of individual companies and competitive dynamics of the industries in which they participate. TSW strives to identify companies that are well managed, financially sound, fast growing, and strongly competitive and whose shares are underpriced relative to their intrinsic value. The portfolio managers intend, under normal circumstances, to have approximately 30-70 equity securities in the Fund’s portfolio.

~~TSW’s analysts perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio composed of 30-70 stocks is selected as a result of this process.~~

The summary principal investment strategies are substantially similar, though the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund. The Acquiring Fund has, for example, chosen to explicitly reference its ability to invest in REITs and derivatives in its principal investment strategy disclosure, although this is not intended to indicate a change in the way the Fund is managed. The Acquiring Fund has also adopted, consistent with Rule 35d-1 under the 1940 Act, a policy generally to invest 80% of its assets in large-cap companies (as defined in the strategy), although this, too, is not intended to reflect a difference in the way the Acquiring Fund is managed compared to the Target Fund. The Acquiring Fund expects to undertake to provide 60 days’ notice to any change to its Rule 35d-1 policy elsewhere in its registration statement disclosure.

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Target Fund: TS&W Equity Portfolio	Acquiring Fund: TSW Large Cap Value Fund	Notes

Pursuant to a value investing philosophy, the Fund seeks to invest in securities Thompson, Siegel & Walmsley LLC (“TSW” or the “Subadviser”) believes provide a discount (or “margin of safety”) between a security’s price and what TSW believes to be the true value of the underlying business (which is sometimes referred to as “intrinsic value”). In order to first narrow the Fund’s investment universe, the portfolio managers use quantitative tools linked to a variety of relative value assessments (including cash flow, earnings and share price). Next, the portfolio managers combine fundamental research and qualitative analysis to make individual security selections. The portfolio managers seek to invest in the best risk-reward candidates within the investment universe, defined as companies that they believe have both attractive fundamentals (for example, a company’s revenues, earnings, or management) and are undervalued. The portfolio managers also assess a company’s future cash flows, catalysts that may reduce its intrinsic value within the next several years and potential impacts on expected returns.

TSW may sell a security if (i) the company’s earnings are significantly below market expectations or there is a significant downward revision to the company’s estimated earnings, (ii) TSW believes that the company’s ~~catalyst is~~catalyst(s) to close its price to value gap are achieved or ~~is~~are no longer valid, (iii) there is a change in the company’s risk/return profile, or (iv) TSW identifies a more attractive investment opportunity. Consistent with the Fund’s rigorous investment selection process, the portfolio managers may determine not to reinvest sale proceeds or other available cash immediately, instead holding positions in cash and cash equivalents, including money market funds, potentially to a material degree relative to the net assets of the Fund, while examining and awaiting available investment opportunities.

The Fund may invest in real estate investment trusts (REITs). Although the Fund does not invest in derivative instruments currently, it may do so at any time.

Comparison of Principal Risks

As with all mutual funds, there is no guarantee that the Target Fund or the Acquiring Fund will achieve its investment objective. You could lose money by investing in the Target Fund or the Acquiring Fund. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A share of the Target Fund or the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Although the Funds describe a subset of the principal investment risks somewhat differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are substantially identical because the Funds have identical or substantially identical investment objectives and substantially similar investment strategies, though, in its prospectus, the Acquiring Fund describes certain elements of its investment philosophy and process in greater detail than the Target Fund Prospectus. The following principal risk factors are disclosed in the Target Fund Prospectus and are also disclosed (using slightly different language) as principal risk factors by the Acquiring Fund in the Acquiring Fund Prospectus.

•

Foreign and Emerging Markets Risk. Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States.

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In addition, investments in foreign companies generally are denominated in a foreign currency. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

•

Equity Securities Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

•

Value Investing Risk. Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the Adviser’s assessment of a company is inaccurate, or if the market does not recognize the value of a company, the price of its stock may fail to meet expectations and the Fund’s share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

•

Use of Derivatives. The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called “hedging”), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The following principal risk factors are disclosed in the Acquiring Fund’s summary prospectus, but are not included as principal risk factors in the Target Fund’s summary prospectus:

•

Management Risk. The Adviser or Subadviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated.

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•

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

•

Participatory Notes Risk. P-notes, which are designed to replicate the performance of certain issuers and markets where direct investment is either impossible or difficult due to local restrictions, represent interest in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is risk that the entity issuing the note may not be able to honor its financial commitments. The liquidity of a P-note reflects the liquidity in the underlying security. At times, it may be more illiquid than trading the underlying security as broker selection is restricted to the underwriter of the P-note.

•

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

•

Derivatives Risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

•

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

•

Sector Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative, or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

•	REIT and Real Estate-Related Investment Risk. Adverse changes in the real estate markets may affect the value of REIT investments.

•

Long-Term Investment Strategy Risk. The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund’s portfolio.

Comparison of Fundamental and Non-Fundamental Investment Policies

The Target Fund and the Acquiring Fund have substantially similar fundamental investment restrictions, such that the Reorganization will not result in any material differences in the way the Target Fund has been managed and the way the Acquiring Fund will be managed after the Reorganization occurs. As required by the 1940 Act, each of the AIC Trust and Acquiring Trust, on behalf of its series, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, purchasing commodities and purchasing securities consistent with the maintenance of the status of a “diversified” investment company, as shown in the below table. Further information about the Fund’s fundamental and non-fundamental investment restrictions are contained in the

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Target Fund’s and Acquiring Fund’s SAIs, which are on file with the SEC. For information regarding how to request copies of the SAIs related to either the Target Fund Prospectus or the Acquiring Fund’s Prospectus, please refer to pages ii – iii of this Proxy Statement/Prospectus.

	Target Fund	Acquiring Fund
Fundamental	The Fund will not:	The Fund may:
Investment
Policies	ª Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This	1. Borrowing Money. Borrow money to the extent consistent with applicable law, regulation or order from time to time.
	restriction does not, however, apply when the Fund is classified as a non-diversified series of an open-end investment company under the 1940 Act.	2. Senior Securities. Issue senior securities to the extent consistent with applicable law, regulation or order from time to time.

	ª Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s prospectus and SAI as they may be amended from time to time.	3. Underwriting. Act as underwriter of securities to the extent consistent with applicable law, regulation or order from time to time.
4. Real Estate. Purchase, sell, or hold real estate or interests in real estate to the extent consistent with applicable law, regulation or order from time to time.

	ª Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.	5. Commodities. Invest in commodities to the extent consistent with applicable law, regulation or order from time to time.
6. Loans. Make loans to others to the extent consistent with applicable law, regulation or order from time to time.

	ª Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.	7. Concentration. Not purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase a

ª Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

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Target Fund	Acquiring Fund
ª Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that the Fund may invest in securities of issuers that deal or invest in real estate; and (3) that the Fund may purchase securities secured by real estate or interests therein.

ª Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

ª Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

The Target Fund and the Acquiring Fund have different non-fundamental investment policies, as indicated in the table below. A “non-fundamental” investment policy is one that may be changed without a shareholder vote. Pendal US does not anticipate that any of the differences in the non-fundamental investment policies of the Target Fund and Acquiring Fund will result in material differences in the way the Funds have been managed and the way the Acquiring Fund will be managed after the Reorganization occurs.

	Target Fund	Acquiring Fund
Non-	The Fund may:
Fundamental Investment Policies	ª Not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities)	The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities of companies with large market capitalizations.

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Target Fund	Acquiring Fund
if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund’s total assets

ª Not borrow money, except that: (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed);

(2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

ª Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

ª Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

ª Invest in the securities of foreign issuers.

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Target Fund	Acquiring Fund
ª Purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

ª Write covered call options and may buy and sell put and call options.

ª Enter into repurchase agreements.

ª Lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 331/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

ª Sell securities short and engage in short sales “against the box.”

ª Enter into swap transactions.

ª Not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that are relatively large in terms of revenues and assets, and a market capitalization that exceeds $3 billion at time of purchases without 60 days’ prior written notice to shareholders.

The foregoing percentages apply at the time of purchase.

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Comparison of Portfolio Turnover

The Target Fund’s portfolio turnover for their most recent fiscal year ended October 31, 2020 was 64%.

The Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus; however, it is anticipated that the Acquiring Fund’s portfolio turnover rate will likely be similar to that of the Target Fund.

Comparison of Fund Performance

If the Reorganization is approved, the Acquiring Fund will assume and continue the performance history of the Target Fund. The Acquiring Fund does not have performance history because it has not yet commenced operations as of the date of this Proxy Statement/Prospectus. For more information about performance, see the “Performance Information” section of the Target Fund Prospectus, which is incorporated herein by reference. As of September 30, 2021, the Target Fund’s annualized calendar year-to-date return was 1.12%.

Comparison of Investment Advisers and Other Service Providers

Investment Advisers

JOHCM USA, serves as the investment adviser to the Acquiring Fund. JOHCM USA is an investment adviser registered with the SEC in the U.S. under the Investment Advisers Act of 1940, as amended. As adviser to the Acquiring Fund, subject to the JOHCM Board’s supervision, JOHCM USA continuously reviews, supervises, and administers the Acquiring Fund’s investment program and oversees the Acquiring Fund’s sub-adviser. JOHCM USA also ensures compliance with the Acquiring Fund’s investment policies and guidelines. As of September 30, 2021 JOHCM USA had approximately $17.24 billion in assets under management.

Thompson, Siegel & Walmsley LLC (“TSW”) serves both as the investment adviser to the Target Fund and as the investment sub-adviser to the Acquiring Fund. TSW was founded in 1969 and is a Delaware limited liability company. TSW’s principal place of business is 6641 West Broad Street, Ste. 600, Richmond, VA 23230. As adviser to the Target Fund, subject to the AIC Board’s supervision, TSW continuously reviews, supervises, and administers the Target Fund’s investment program. TSW also ensures compliance with the Target Fund’s investment policies and guidelines. As of September 30, 2021, TSW had approximately $38.29 million in assets under management.

For its services as investment adviser to the Acquiring Fund, JOHCM USA is entitled to receive an investment advisory fee annually of 0.58% of the average daily net assets of the Acquiring Fund. Pursuant to JOHCM’s sub-advisory agreement with TSW, JOHCM USA pays TSW a sub-advisory fee annually of 43% of the average daily net assets of the Acquiring Fund. The Acquiring Fund does not make payments directly to TSW for TSW’s sub-advisory services.

Portfolio Managers

The co-portfolio managers for the Acquiring Fund will be the same as the current co-portfolio managers of the Target Fund:

Brett P. Hawkins, CFA, Chief Investment Officer and Co-Portfolio Manager of TSW, has managed the Target Fund since 2015.

Bryan F. Durand, CFA, Co-Portfolio Manager and Research Analyst of TSW, has managed the Target Fund since 2019.

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For more information about the management of the Target Fund, please refer to the “Investment Management” section of the Target Fund’s Prospectus, which is incorporated herein by reference, and to the “Investment Advisory and Other Services” section of the Target Fund’s SAI, which is incorporated herein by reference. A discussion regarding the basis for the AIC Board’s approval of the investment advisory agreement for the Target Fund is available in the Target Fund’s most recent semi-annual report to shareholders, which is incorporated herein by reference.

For more information about the management of the Acquiring Fund, please refer to the “Management of the Funds” section of the Acquiring Fund’s Prospectus, which is incorporated herein by reference, and to the “Investment Advisory and Other Services” section of the Acquiring Fund’s SAI, which is incorporated by reference into the SAI related to this Proxy Statement/Prospectus. A discussion regarding the basis for the JOHCM Board’s approval of the investment advisory agreement for the Acquiring Fund will be available in the Acquiring Fund’s first annual or semiannual report to shareholders following commencement of operations.

Administrator, Transfer Agent, and Custodian

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Acquiring Fund’s Administrator, Fund Accounting Agent, Transfer Agent, and Custodian.

SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Target Fund’s Administrator.

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302, serves as the Target Fund’s Transfer Agent.

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104, serves as the Target Fund’s Custodian.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker, Chicago, Illinois 60606, is the independent registered public accounting firm that serves as the Acquiring Fund’s independent registered public accounting firm. PwC performs an annual audit of the Fund’s financial statements and provides audit and tax services.

BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Target Fund.

Comparison of Share Classes and Distribution Arrangements

As shown below, the Target Fund will be reorganized into the Acquiring Fund, whereby Target Fund Shareholders will be issued Institutional Class Shares of the Acquiring Fund. The following section describes the different distribution arrangements and eligibility requirements of the Funds.

Distribution of Target Fund and Acquiring Fund Shares

JOHCM Funds Distributors, LLC (“JOHCM FD”), a wholly-owned subsidiary of Foreside Financial Group, LLC (“Foreside”), a registered broker-dealer dedicated to US marketing and distribution of pooled funds advised by JOHCM USA, including the Acquiring Trust, located at 3 Canal Plaza, Suite 100 Portland, Maine 04101, serves as principal underwriter for the Acquiring Fund pursuant to a written agreement. JOHCM FD provides services only to the Acquiring Trust.

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SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, acts as the principal underwriter of the Target Fund pursuant to a written agreement.

Class Structure

Whereas the Target Fund offers a single undesignated class of shares, the Acquiring Fund offers Institutional Class, Advisor Class, Investor Class, and Class Z Shares.

In connection with the Reorganization, shareholders of the Target Fund will receive Institutional Shares of the Acquiring Fund. Shareholders of the Target Fund at the time of Reorganization will receive Institutional Class shares regardless of whether they meet the Acquiring Fund’s eligibility criteria and will be permitted to make subsequent purchases regardless of whether they meet the Acquiring Fund’s eligibility criteria at the time of such future purchases. The Fund does not impose any minimum on subsequent purchases of Institutional Class shares.

The eligibility requirements, distribution and service fees and sales charges of the Target Fund and Acquiring Fund are further described, and the material differences are highlighted, in the following sub-sections.

Eligibility requirements.

Eligible Institutional Class investors of the Acquiring Fund primarily include:

•	individuals and institutional investors with a minimum initial investment of $1,000,000;

•

employer sponsored retirement plans, pooled investment vehicles, clients of financial institutions or intermediaries which charge such clients a fee for advisory, investment consulting, or similar services or have entered into an agreement with the Acquiring Fund or the Acquiring Fund’s Distributor to offer such shares though an investment platform;

•	clients of trust companies where the trust company is acting in fiduciary capacity, as agent, or as custodian.

•	investors through certain brokerage platforms in which an investor transacting through a broker may be required to pay commission and/or other forms of compensation to the broker;

•

officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended (the “Code”)), of the Target Fund and JOHCM USA, and its subsidiaries and affiliates;

•

Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between JOHCM FD and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

•	Fund shares for purchase which require sub-transfer agency fees from the Fund.

•

Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Acquiring Fund’s shares are acquired has an agreement with JOHCM FD.

•	Other investors for which the Fund or JOHCM FD has pre-approved the purchase.

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To purchase shares of the Target Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for spousal IRAs). Subsequent investments must be made in amounts of at least $100. The Fund may accept investments of smaller amounts in its sole discretion.

Additional information about the eligibility requirements to purchase the Target Fund’s and the Acquiring Fund’s shares is available in their respective Prospectuses and SAIs.

Sales Charges.

None of the shares of the Target Fund or Acquiring Fund are subject to any front-end sales charges or CDSC. The Target Fund has a 1.00% Redemption Fee (expressed as a percentage of the amount redeemed, if redeemed within sixty days of purchase). The Acquiring Fund does not have a redemption fee.

Distribution Plans and Service Plans.

Shareholders of the Acquiring Fund are expected to receive shareholder services substantially similar to those currently received by shareholders of the Target Fund.

Neither the Target Fund Shares nor Institutional Class Shares of the Acquiring Fund bear a 12b-1 fee. JOHCM USA proposes to arrange for the engagement of third-party service providers (“Financial Intermediaries”) to provide personal services, accounting, sub-accounting, recordkeeping and/or other administrative services (commonly referred to a “Sub-Transfer Agency Services”) to Institutional Class shareholders of the Acquiring Fund and to assist the Acquiring Fund in monitoring and overseeing such Financial Intermediaries. In the first instance, JOHCM USA or JOHCM FD will be responsible for making payments to Financial Intermediaries for Sub-Transfer Agency Services. JOHCM USA proposes that the Acquiring Fund be added to the Acquiring Trust’s Sub-Transfer Agency Services Agreement with JOHCM USA, under which the Acquiring Fund will agree to reimburse JOHCM USA (or its designee) for payments JOHCM USA (or its designee) makes to Financial Intermediaries for Sub-Transfer Agency Services provided to beneficial owners of Institutional Class Shares of the Acquiring Fund.

Comparison of Purchase, Redemption and Exchange Procedures

Purchase Procedures

The purchase procedures employed by the Target Fund and the Acquiring Fund are similar. The Target Fund and the Acquiring Fund both offer shares through their respective distributors on a continuous basis. Shares of the Target Fund and the Acquiring Fund may be purchased directly from the Funds or through authorized brokers or financial intermediaries. The purchase price of each share of the Target Fund and the Acquiring Fund is based on the net asset value next determined after the order is received in proper form by the Target Fund or Acquiring Fund or their respective agents. Purchases of shares of the Target Fund and the Acquiring Fund may be made by mail or telephone.

Additional information regarding the purchase procedures of the Target Fund and the Acquiring Fund is available in their respective Prospectuses. Additional information regarding the Target Fund and the Acquiring Fund can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

Investment Minimums

Shares of the Target Fund and Institutional Shares of the Acquiring Fund require a minimum initial investment.

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The minimum investment requirements for shares of the Target Fund and Institutional Shares of the Acquiring Fund are set forth below:

Class Name	Investment Minimums

Target Fund Shares	Initial – $2,500 ($500 for IRAs and $250 for spousal IRAs) Subsequent – $100

Institutional Class Shares (Acquiring Fund)	Initial – $1,000,000 Subsequent – None

Minimum investment requirements do not apply to Acquiring Fund shares received in the Reorganization or to purchases by officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Code), of the Funds and the their respective advisers. If you purchase shares through an intermediary, different minimum account requirements may apply. Each of the Target Fund and Acquiring Fund may accept initial investments smaller than the minimum initial investment amounts from eligible retirement account investors and in connection with the Funds’ participation in third-party distribution platforms and in certain other instances at their discretion.

Redemption Procedures

The redemption procedures employed by the Target Fund and the Acquiring Fund are similar. Shareholders of both the Target Fund and the Acquiring Fund may redeem all or part of their investment in a Fund on any day that the Fund is open for business. Generally, both the Target Fund and the Acquiring Fund forward redemption proceeds as promptly as possible, but no later than seven days, with certain limited exceptions. The Target Fund and the Acquiring Fund both make redemptions in cash, typically by check, electronic bank transfer or wire. Both the Target Fund and the Acquiring Fund reserve the right to determine whether to satisfy redemption requests by making payments in securities or other property (also known as a redemption in-kind). The Acquiring Fund has in place a line of credit that may be used to meet redemption requests during stressed market conditions.

Additional information regarding the redemption procedures of the Target Fund and the Acquiring Fund is available in their respective Prospectuses. Additional information regarding the Target Fund and the Acquiring Fund can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

Frequent or Short-Term Trading Policies

The Target Fund and the Acquiring Fund each have policies and procedures to discourage excessive or short-term trading. The Target Fund and Acquiring Fund reserve the right to eliminate its exchange privilege (if applicable), or otherwise reject or limit any order to purchase shares, if, in the Funds’ judgment, the Fund would potentially be adversely affected by such exchanges. A further description of the Target Fund’s and the Acquiring Fund’s policies related to deterring excessive short-term trading activity can be found in their respective Prospectuses. Additional information regarding the Target Fund and the Acquiring Fund can be found in various documents identified in the introduction to this Proxy Statement/Prospectus.

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Comparison of Dividend and Distribution Policies and Fiscal Years

Dividend and Distribution Policies

Normally, both the Target Fund and the Acquiring Fund distribute their net investment income, if any, quarterly and make distributions of their net realized capital gains, if any, at least annually. With respect to both the Target Fund and the Acquiring Fund, all income and capital gain distributions are automatically reinvested in additional shares of the applicable Fund, unless you request in writing a payment in cash.

Additional information regarding the dividend and distribution policies of the Target Fund and the Acquiring Fund is available in their respective Prospectuses. Pages ii-iii of this Proxy Statement/Prospectus explains how you can obtain a copy of the Prospectuses.

Fiscal Years

The fiscal year end for the Target Fund is October 31. The fiscal year end for the Acquiring Fund is September 30.

Comparison of Business Structures, Shareholder Rights and Applicable Law

As noted above, both the Target Trust and the Acquiring Trust are organized as Massachusetts Business Trusts pursuant to the laws of the Commonwealth of Massachusetts. Prior to the Closing Date, there will be no issued and outstanding shares of the Acquiring Fund. The following is a discussion of certain provisions of the governing instruments and governing laws of the Target Fund and the Acquiring Fund. Shareholders should note, among other differences, differences discussed below with respect to shareholders’ ability to call shareholder meetings, shareholders’ ability to bring derivative actions, and quorum for shareholder meetings. The below is not a complete description of the Funds’ governing instruments or relevant governing laws. Further information about the Funds’ governance structure is contained in the Funds’ shareholder reports and governing documents.

Shares. The trustees of the Target Trust (the “AIC Trustees”) and the trustees of the Acquiring Trust Funds Trust (the “Acquiring Trustees”) each have the power to issue shares of the respective Funds without shareholder approval. The governing documents of the Target Fund and Acquiring Fund indicate that the amount of shares that the Target Fund and Acquiring Fund each may issue is unlimited. Shares of the Target Fund and the Acquiring Fund have no preemptive rights.

Organization. The Target Trust and the Acquiring Trust are each governed by their respective Declarations of Trust and Bylaws, and each trust’s business and affairs are managed under the supervision of its respective Board of Trustees. The Target Trust is governed by its Amended and Restated Agreement and Declaration of Trust (the “AIC Declaration”) and its Second Amended and Restated Bylaws (the “AIC Bylaws”), each as may be amended, and the Acquiring Trust is governed by its Amended and Restated Agreement and Declaration of Trust (the “JOHCM Declaration” and, together with the AIC Declaration, the “Declarations”) and its Amended and Restated Bylaws (the “JOHCM Bylaws”), each as may be amended.

Composition of the Board of Trustees. Pursuant to the AIC Declaration, the AIC Board shall consist of Trustees each of whom shall hold office during the lifetime of the Target Trust until the Trustee dies, resigns, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing AIC Trustees and until the election and qualification of the Trustee’s successor.

The JOHCM Declaration provides that the Acquiring Trustees may from time to time fix the number of Acquiring Trustees or fill vacancies in the Acquiring Trustees, including vacancies arising from an increase in the number of Acquiring Trustees, and that each Acquiring Trustee shall hold office for the lifetime of the

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Acquiring Trust or until such Acquiring Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Acquiring Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of the Acquiring Trustee’s successor.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Target Fund and the Acquiring Fund are not required to hold annual meetings of shareholders, and neither the Target Trust nor the Acquiring Trust holds annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office may call a shareholder meeting for the election of trustees.

The AIC Bylaws provide that special meetings of shareholders may be called by the AIC Trustees. The AIC Bylaws also provide that meetings of shareholders may be called at any time by the AIC Trustees or the president, or by the shareholders if shareholders holding at least 25% of all shares submit a written application for such meeting and it was not called for a period of 30 days. Each call of a meeting must state the place, hour and purposes of the meeting. The AIC Declaration provides that shareholders may remove an AIC Trustee upon the vote of a majority of the shares entitled to vote, with or without cause.

The JOHCM Bylaws provide that shareholder meetings may be called by a majority of Acquiring Trustees, by the secretary of the Acquiring Trust, or by other officers authorized by the Acquiring Trustees when ordered to do so by a majority of Acquiring Trustees. Shareholder meetings shall also be called by order of the Acquiring Trustees at the request of shareholders if and to the extent provided by the JOHCM Declaration or by applicable law. The Acquiring Trustees may from time to time in their discretion provide for procedures by which shareholders may, prior to any meeting at which Acquiring Trustees are to be elected, submit the names of potential candidates for Trustee, to be considered by the Acquiring Trustees, or any proper committee thereof.

Number of Votes; Aggregate Voting. The governing instruments of both the Target Trust, with respect to the Target Fund, and the Acquiring Trust, with respect to the Acquiring Fund (collectively, the “Governing Instruments”), provide that each shareholder is entitled to one vote for each whole share held, and a fractional vote for each fractional share held. Shareholders of the Target Fund and the Acquiring Fund are not entitled to cumulative voting in the election of trustees. The Governing Instruments provide that all shares shall be voted together, except when the matter affects the interests of one or more series (or classes), and then only the shareholders of the affected series (or classes) are entitled to vote.

Derivative Actions. Under the JOHCM Declaration, a shareholder may only bring derivative action on behalf of the Acquiring Trust if the shareholder first makes a pre-suit demand upon the JOHCM Board. The demand will not be excused under any circumstances, including claims of alleged interest on the part of the Acquiring Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Acquiring Trust or series or class of shares would otherwise result. The demand must be mailed to the secretary of the Acquiring Trust at the Acquiring Trust’s principal office and must set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder(s) to support the allegations made in the demand. The JOHCM Board will consider the demand within 90 days of its receipt by the Acquiring Trust. In their sole discretion, the JOHCM Board may submit the matter to a vote of shareholders of the Acquiring Trust. Any decision by the JOHCM Board to bring, maintain or settle (or not to bring, maintain or settle) a derivative action, or to submit the matter to a vote of shareholders is binding upon the shareholders.

The AIC Declaration does not limit the ability of shareholders to bring derivative actions on behalf of the Target Trust.

Right to Vote. The 1940 Act provides that shareholders of the Target Fund and the Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors

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(under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. Shareholders of the Target Fund and Acquiring Fund also have the right to vote on certain matters affecting the Target Fund and the Acquiring Fund, respectively, or a particular share class thereof under their respective governing instruments and laws of the Commonwealth of Massachusetts. Shareholders of the Target Trust have the right to vote: (1) for the election or removal of AIC Trustees; (2) on matters required under the 1940 Act; (3) on any merger or reorganization of the Target Trust or the Acquiring Fund to the extent required under the AIC Declaration; (4) on amendments to the AIC Declaration, except that amendments which may affect the holders of shareholders of one more series but not all holders shall be authorized only by a vote of the shareholders of the affected series or classes; (5) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Target Trust or the shareholders, and (6) on such additional matters as may be required by the AIC Declaration, the AIC Bylaws, the 1940 Act, or any registration statement of the Target Trust. Acquiring Fund shareholders have the right to vote (1) for the election of Acquiring Trustees; (2) for the removal of Acquiring Trustees; (3) with respect to any manager or sub-adviser to the extent required by the 1940 Act; (3) with respect to the termination of the Acquiring Trust or any series or class of shares (unless termination is effected by written notice from the Acquiring Trustees); (4) with respect to amendments to the JOHCM Declaration which may adversely affect the rights of shareholders; and (5) with respect to such additional matters relating to the Acquiring Trust as may be required by law, the JOHCM Declaration, the JOHCM Bylaws or any registration of the Acquiring Trust with the SEC (or any successor agency) or any state, or as the Acquiring Trustees may consider necessary or desirable.

Quorum and Voting. For both the Target Trust and the Acquiring Trust, if an approval is required by the 1940 Act, then, except for the election of trustees, a 1940 Act Majority is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote. For the Target Trust, a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting. Except as otherwise provided by the 1940 Act, for the Target Trust, shareholder action is generally taken by a quorum, which shall be a majority of shares entitled to vote, except for the election of AIC Trustees, which requires a plurality. Except as otherwise provided by the 1940 Act or other applicable law, for the Acquiring Trust, 30% of the outstanding shares entitled to vote present or represented by proxy constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any questions, except a plurality vote is necessary for the election of Acquiring Trustees.

Amendment of Governing Instruments. Except as described below, the AIC Board and the JOHCM Board each have the right to amend, from time to time, their respective governing instruments. The AIC Bylaws may be amended or repealed, in whole or part, by a majority of the AIC Trustees then in office at any meeting of the AIC Trustees, or by one or more writings signed by a majority of AIC Trustees. The JOHCM Bylaws may be amended or repealed by a majority of the Acquiring Trustees then in office. The JOHCM Bylaws may not be amended by shareholders.

Generally, the AIC Declaration may be amended at any time by an instrument in writing signed by a majority of the then AIC Trustees when authorized to do so by a vote of shareholders holding a majority of shares entitled to vote, except that an amendment which will affect the holders of one or more series or classes of shares but not the holders of all outstanding series and classes of shares shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected, and no vote of shareholders of a series or class not affected is required. The AIC Declaration may be amended to change the name of the Target Trust or to supply an omission, cure an ambiguity, or correct or supplement defective or inconsistent information without shareholder authorization.

For the Acquiring Fund, the JOHCM Declaration may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the JOHCM Board and; provided, however, that no

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restatement or amendment may be made to the JOHCM Declaration or JOHCM Bylaws that would (i) impair the exemption from personal liability of the shareholders, former shareholders, trustees or former trustees, (ii) permit assessments upon shareholders of the Acquiring Trust, or (iii) limit the rights to indemnification under the JOHCM Declaration. An amendment which in the determination of the Acquiring Trustees shall affect the holders of one or more series but not the holders of all outstanding series, or shall affect the holders of one or more classes of a series but not the holders of all outstanding shares of all classes, shall be authorized as to any such series or class by the affirmative vote of the holders of at least a majority of the shares of such affected series or class outstanding and entitled to vote, and no vote of shareholders of a series or class not determined by the Acquiring Trustees to be affected shall be required.

Mergers, Reorganizations and Conversions. The governing instruments of the Target Trust provide that any series of the Target Trust, created on or after November 11, 1996, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with any other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States; or (2) transfer a substantial portion of its assets to one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to be approved upon such terms and conditions as specified in an agreement and plan of reorganization authorized and approved by the AIC Trustees and entered into by the relevant series in connection therewith. Any such consolidation, merger or transfer may be authorized by a vote of a majority of AIC Trustees then in office, without the approval of the shareholders of any series.

The governing instruments of the Acquiring Trust provide that Acquiring Trustees may cause an Acquiring Fund to (i) merge, consolidate or reorganize with any other entity (including another series or class of the Acquiring Trust) or (ii) sell or exchange all or substantially all of the assets of the Acquiring Trust or of any series or class. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the Acquiring Trustees then in office without the approval of shareholders of the Acquiring Trust or relevant series.

Termination of a Fund. The Target Trust may be terminated at any time by vote of shareholders holding at least a majority of shares entitled to vote or by the AIC Trustees then in office by written notice to the shareholders. Any series or class of shares may be terminated at any time by a vote of a majority of the shareholders holding at least a majority of the shares of such series entitled to vote or by the AIC Trustees by written notice to the shareholders of such series.

The Acquiring Trust or any series or class of any series may be terminated at any time (i) by the Acquiring Trustees by written notice to the Shareholders of the Acquiring Trust or to the relevant Acquiring Fund Shareholders, as the case may be, or (ii) by the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each series or class entitled to vote, or (2) 67% or more of the shares of each series or class entitled to vote and present at a meeting called for this purpose if more than 50% of the outstanding shares of each series or class entitled to vote are present at the meeting in person or by proxy.

Liability of Shareholders. The governing instruments of the Acquiring Trust generally provide that shareholders will not be subject to personal liability for the obligations of the Acquiring Trust and neither the Acquiring Trust nor the Acquiring Trustees, nor any officer, employee or agent of the Acquiring Trust shall have any power to bind personally any shareholder. The governing instruments of the Target Trust generally provide that neither the Target Trust nor the AIC Trustees shall have the power to bind personally any shareholder, nor, except as specifically provided in the AIC Declaration, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than as the shareholder may personally agree to pay.

Liability of Trustees and Officers. Consistent with the 1940 Act, the Governing Instruments provide that neither the AIC Trustees nor Acquiring Trustees, nor any officer of the Target Fund or Acquiring Fund, shall be

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subject to any personal liability in connection with the assets or affairs of a Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disqualifying Conduct”).

Indemnification. The AIC Declaration generally provides that the Target Trust shall indemnify and hold harmless any AIC Trustee or officer to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or other proceeding in which such person may be involved as a party or otherwise by virtue of being or having been an AIC Trustee or officer, and against amounts paid or incurred by such person in settlement thereof. Nothing shall indemnify, hold harmless or protect any AIC Trustee from or against any liability to the Target Trust or any shareholder to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or with respect to any matter which such person was finally adjudicated not to have acted in good faith in reasonable belief that such action was in the best interests of the Target Trust.

The JOHCM Declaration generally provides that any Acquiring Trustee or officer shall be indemnified by the Acquiring Trust against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and accountants’ or counsel fees reasonably incurred, if such person acted, or took no action, as the case may be, in good faith, with the reasonable belief that their action (or inaction, as the case may be) was not opposed to the best interests of the Acquiring Trust, and without any Disqualifying Conduct, and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Both the Target Trust and the Acquiring Trust may advance expenses incurred in defending any proceedings subject to certain conditions.

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BACKGROUND AND TRUSTEES’ CONSIDERATIONS RELATING TO THE PROPOSED REORGANIZATION

REASONS FOR THE PROPOSED REORGANIZATION

The Reorganization is being proposed following the acquisition of TSW by Pendal Group Limited, the ultimate parent company of JOHCM USA. Over time, JOHCM USA and TSW expect to integrate their investment advisory organizations. Pendal US believes that the Reorganization, which will result in the Target Fund being housed in the same mutual fund trust as the other US mutual funds advised by JOHCM, is a logical step within this broader initiative. The proposed Reorganization will align management of the Target Fund’s portfolio with the overall operational management and oversight of the trust in which it is housed as well as compliance oversight, sponsorship and governance matters. Pendal US also believes that the proposed Reorganization will provide opportunities to increase the assets of the Target Fund through the established distribution network of JOHCM USA.

Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the proposed Reorganization, except for (i) the costs of buying and selling portfolio securities necessary to effect the Reorganization, (ii) taxes on capital gains that may be realized as a result of selling portfolio securities necessary to effect the Reorganization, and (iii) transfer or stamp duties, such as those typically imposed in certain non-U.S. markets in connection with the transfer of portfolio securities to the Acquiring Fund. These fees and expenses are however expected to be zero or otherwise de minimis, since (i) there is not expected to be any rebalancing of the Target Fund’s portfolio in connection with the Reorganization and (ii) given that the Target Fund’s portfolio consists only of U.S. equity securities and American Depositary Receipts, no stamp taxes or trading expenses are expected to be incurred in connection with the Reorganization. If the proposed Reorganization is approved, Pendal US does not expect that the Reorganization will result in a change in the level or quality of services that shareholders of the Acquiring Fund will receive compared to the services currently received as shareholders of the Target Fund. The proposed Reorganization has been carefully reviewed and approved by each of the AIC Board and the JOHCM Board.

The JOHCM Board and the AIC Board each believes that the proposed Reorganization will be in the best interests of shareholders of the Target Fund. In their deliberations, the JOHCM Board and the AIC Board did not identify any particular factor or single piece of information that was all-important, controlling or determinative of their decisions, but they considered all of the factors together, and individual trustees of the JOHCM Board or the AIC Board may have attributed different weights to various factors. Although not meant to be all-inclusive, the following were the material factors considered by the JOHCM Board and the AIC Board in making its determination to approve the Reorganization:

•

the opportunity for Target Fund Shareholders to retain their existing exposure to the asset classes and investment strategies of their original investment without interruption or significant transaction costs,

•	the lower management fees paid by the Acquiring Fund,

•

JOHCM USA’s representation that Target Fund Shareholders can expect to experience lower operating expenses, both before and after accounting for JOHCM USA’s agreement to contractually waive certain fees and reimburse certain expenses for the Institutional Shares of the Acquiring Fund through January 31, 2023 in order to reduce operating expenses at a level at or below the operating expenses of the Target Fund,

•	the similarity in the Target Fund’s and the Acquiring Fund’s investment objectives, strategies and risks,

•

that TSW, the adviser of the Target Fund, is the sub-adviser of the Acquiring Fund and the expected continuation of day-to-day portfolio management from all of the Target Fund’s current portfolio managers,

•

that the Reorganization is intended to be tax-free for U.S. federal income tax purposes for the Target Fund and the Target Fund Shareholders (see “Certain U.S. Federal Income Tax Consequences of the Reorganization”),

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•

that JOHCM USA, and not the Target Fund or Acquiring Fund, would pay all costs associated with the Reorganization, other than certain costs specified in the Agreement and Plan of Reorganization (attached hereto as Appendix A) which are not expected to be incurred,

•	the reasonableness of the terms and conditions in the Plan,

•	that the Reorganization would not result in the dilution of the Target Fund Shareholders’ interests; and

•	Pendal US’ representation that the Reorganization is not expected to result in diminution in the level or quality of services the Target Fund shareholders currently receive.

After evaluating all of the information and factors above, as well as other information and factors deemed relevant by the Boards, the Boards concluded that the Reorganization was in the best interests of their respective Fund and its shareholders, and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization.

In addition to the above, Pendal US believes that the proposed Reorganization may benefit Target Fund Shareholders by unlocking potential cost savings through lower management fees, rationalization of certain operations and compliance functions, and ability to negotiate fees with service providers. Additionally, Pendal US also anticipates that the Target Fund will benefit from the established distribution network of JOHCM USA. Since inception of the JOHCM mutual funds in 2009, JOHCM USA has built a US-based distribution team which provides access to various distribution channels. The JOHCM USA distribution team consists of the Intermediary Business Development team, based in Berwyn, PA, and Institutional Business Development team, based in Boston, MA. As described in further detail below, distribution efforts on behalf of the Acquiring Fund will be conducted through JOHCM FD.

If the Reorganization is approved by Target Fund shareholders, Pendal US does not expect that the Reorganization will result in any reduction in the level or quality of services received by shareholders of the Target Fund when they become shareholders of the Acquiring Fund.

It is anticipated that Target Fund shareholders will experience expense reductions following the Reorganization. The management fee of the Acquiring Fund is 0.58% compared with the management fee of 0.75% for the Target Fund. Other than management fees, natural operating expenses of the Acquiring Fund are expected to be lower than those of the Target Fund prior to the imposition of any waivers or expense limitations. Additionally, JOHCM USA has agreed to a contractual cap of Total Annual Fund Operating Expenses at 0.73% for Institutional Class Shares of the Acquiring Fund through January 31, 2023 compared to the voluntary cap of 1.20% for the Target Fund. In light of the anticipated distribution program for the Acquiring Fund, JOHCM USA believes the Acquiring Fund may be able to achieve greater economies of scale through increased assets which would help further reduce operating expenses.

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THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

If approved by shareholders of the Target Fund, the Reorganization of the Target Fund into the Acquiring Fund is expected to occur upon the opening of business on December 6, 2021, or such other date as the parties may agree.

The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Plan is attached as Appendix A to this Proxy Statement/Prospectus.

The Plan provides that the Target Fund will convey to the Acquiring Fund all of its assets and liabilities, as defined in the Plan, as of the Closing Date. In consideration, the Acquiring Fund will deliver to the Target Fund full and fractional Institutional Shares of the Acquiring Fund having an aggregate NAV equal to the aggregate value of the net assets of the Target Fund, as determined pursuant to the terms of the Plan. Immediately after the transfer of its assets and liabilities, the Target Fund will distribute to its shareholders of record the Acquiring Fund Shares received by the Target Fund, determined as of immediately after the close of business on the last business day before the Closing Date, the Valuation Date, on a pro rata basis within that class. Subsequently, the Target Fund will completely liquidate.

On the Valuation Date, the Target Fund’s assets will be valued pursuant to the Acquiring Trust’s Valuation Procedures, which are substantially similar to the valuation policies and procedures of the Target Trust. The NAV of each class of the Acquiring Fund Shares will be determined by the administrator of the Acquiring Fund to the nearest full cent using the Acquiring Trust’s Valuation Procedures.

Until the Valuation Date, Target Fund Shareholders will continue to be able to redeem their shares. Redemption requests received after the Valuation Date will be treated as requests received by Acquiring Fund for the redemption of its shares.

The Plan contains a number of representations and warranties made by the Target Trust to the Acquiring Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations and warranties made by the Acquiring Trust to the Target Trust. The Plan contains a number of conditions precedent that must occur before either the Target Trust or the Acquiring Trust is obligated to proceed with the Reorganization. These include, among others, that: (1) the shareholders of the Target Fund approve the Plan; and (2) both the Target Trust and Acquiring Trust receive from Ropes & Gray LLP the tax opinion discussed below under “Certain U.S. Federal Income Tax Consequences of the Reorganization.”

Under the Plan, the Target Trust and the Acquiring Trust may agree to terminate and abandon the Reorganization at any time before or after the approval of Target Fund Shareholders, or either the Target Trust or the Acquiring Trust may terminate and abandon the Reorganization if certain conditions required under the Plan have not been satisfied. In addition, the Reorganization may be terminated at any time if the Board of either the Target Trust or the Acquiring Trust makes a determination that the Reorganization would not be in the best interests of the shareholders of the Target Fund or the Acquiring Fund, respectively. If the transactions contemplated by the Plan have not been consummated by the later of December 19, 2021 or 60 days after the date of the final shareholder meeting at which shareholder approval of the Plan is not obtained, or such other date as the parties thereto may mutually agree, the Plan will automatically terminate, unless a later date is agreed to by both the Target Trust and the Acquiring Trust.

Approval of the Reorganization requires a 1940 Act Majority, which is the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less. See the section of this Proxy Statement/Prospectus entitled “Voting Information” for more information.

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If the Reorganization is approved, Target Fund Shareholders who do not wish to have their Target Fund Shares exchanged for Acquiring Fund Shares as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. In addition, if you redeem your shares prior to the Reorganization and your shares are subject to a redemption fee or a deferred sales charge or fee, your redemption proceeds will be reduced by any applicable redemption fee, sales charge or fee.

Description of the Securities to be Issued

Target Fund Shareholders will receive full and fractional Institutional Shares of the Acquiring Fund in accordance with the procedures provided for in the Plan. The number of Acquiring Fund Shares that a Target Fund Shareholder will receive will be based on the net asset value (“NAV”) of such Target Fund Shareholder’s account relative to the NAV of the Target Fund, determined as of the regular close of business of the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date. Because the Plan contemplates that the NAV per share of the Target Fund and the Acquiring Fund will be the same as of the Valuation Date, it is expected that Target Fund Shareholders will receive the same number of shares of the Acquiring Fund as they currently hold of the Target Fund. The Acquiring Fund Shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights. Each share of an Acquiring Fund represents an equal proportionate interest with each other share of the Acquiring Fund.

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CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of the certain U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

The Target Fund has elected and qualified since its inception to be treated as a “regulated investment company” under Subchapter M of the Code and the Acquiring Fund intends to elect and qualify as a “regulated investment company” under Subchapter M of the Code for its taxable year that includes the Closing Date.

The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes under Section 368(a)(1) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Target Fund or Target Fund Shareholders as a direct result of the Reorganization. Specifically, it is expected that the Target Fund will recognize no gain or loss upon the acquisition by the Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Target Fund. In addition, when shares held by Target Fund Shareholders are exchanged for Acquiring Fund shares pursuant to the Reorganization, it is expected that Target Fund Shareholders will recognize no gain or loss on the exchange, and that Target Fund Shareholders will have the same aggregate tax basis and holding period with respect to the shares of the Acquiring Fund as the shareholder’s tax basis and holding period in its Target Fund Shares immediately before the exchange.

If, as expected, the Reorganization is tax-free, the tax attributes of the Target Fund, if any, move to the Acquiring Fund, including, as of the date of the Reorganization, the Target Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. At any time prior to the consummation of the Reorganization, Target Fund Shareholders may redeem Target Fund Shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

Neither the Target Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization. Based on certain customary assumptions, factual representations to be made on behalf of the Target Fund and Acquiring Fund, and existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, Ropes & Gray LLP (the Acquiring Trust’s legal counsel) will, as a condition to the closing of the Reorganization, provide a legal opinion substantially to the effect that, for federal income tax purposes:

i)

the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and Acquiring Fund will be “a party to the Reorganization” within the meaning of Section 368(b) of the Code;

ii)

no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

iii)

no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

iv)	no gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation;

v)	the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer;

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vi)

the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held or treated for federal income tax purposes as held by the Target Fund;

vii)

no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled);

viii)

the aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of Target Fund Shares exchanged therefor;

ix)

the holding period of Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will include the holding period of Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the exchange; and

x)

the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Where to Find Additional Information about the Funds”.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated and the IRS or a court were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund Shares and the fair market value of the Acquiring Fund Shares it received.

Sales of Portfolio Securities. Although there is not expected to be any rebalancing of the Target Fund’s portfolio in connection with the Reorganization, the Target Fund may sell portfolio securities in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund’s tax basis in such assets. Any capital gains recognized in these sales, after reduction by any available losses (including losses recognized in the taxable year in which such sales occur), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses).

General Limitations on Capital Losses. The tax attributes, including capital loss carryovers, if any, as of the date of closing of the Reorganization, of the Target Fund are expected to move to the Acquiring Fund in the Reorganization and to be available to offset future gains recognized by the Acquiring Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gains to the combined Fund and its shareholders post-closing.

General. This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain U.S. federal income tax consequences.

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PRO FORMA CAPITALIZATION

The following table shows the capitalization of the Target Fund as of September 30, 2021, the Acquiring Fund as of September 30, 2021 and the Acquiring Fund on a pro forma combined basis (unaudited) as of September 30, 2021 giving effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization were consummated on September 30, 2021, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurred on the Closing Date. The Acquiring Fund is a shell fund that will commence operations on the Closing Date. The Target Fund will be the accounting survivor for financial statement purposes. The capitalizations of the Target Fund and their share classes are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

	TS&W Equity Portfolio (Target Fund)		TSW Large Cap Value Fund (Acquiring Fund) Institutional Shares	Pro Forma Adjustments	Pro Forma Combined
Net Assets	$38,287,831	Net Assets	$0	N/A	$38,287,831
Net Asset Value Per Share	$15.01	Net Asset Value Per Share	$0	N/A	$15.01
Shares Outstanding	2,546,490.320	Shares Outstanding	0	N/A	2,546,490.320

The table above assumes that the Reorganization occurred on September 30, 2021. The table is for informational purposes only. No assurance can be given as to how the Acquiring Fund Shares will be received by shareholders of the Target Fund on the date that the Reorganization take place, and the foregoing should not be relied upon to reflect the number of shares of an Acquiring Fund that actually will be received on or after that date. As described previously, immediately prior to the Closing, the Target Fund’s assets will be valued pursuant to the Acquiring Trust’s valuation procedures. In the event that valuation of the Target Fund’s assets using the Acquiring Trust’s valuation procedures would result in a valuation difference or the diminution in value of shares of either the Target Fund or the Acquiring Fund, that Reorganization will not be consummated, unless JOHCM USA elects to contribute such funds, as necessary and appropriate, to resolve any diminution in value of the Target Fund Shares or the Acquiring Fund Shares.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Financial Highlights

The Target Fund Prospectus contains additional information for the Target Fund, including the Target Fund’s financial performance for the past five years under the heading, “Financial Highlights,” which is incorporated by reference herein. In addition, Appendix B to this Proxy Statement/Prospectus contains such audited “Financial Highlights” for the past five years. This financial information and the notes thereto have been audited by BBD, LLP, the independent registered certified public accountant for the Target Fund, whose reports thereon are included in Target Fund’s annual report to shareholders for the fiscal year ended October 31, 2020. Appendix B also contains unaudited financial highlights for the fiscal period ended April 30, 2021.

The Acquiring Fund has not commenced operations and, therefore, does not have financial highlights. Certain sections of the Target Fund’s most recent annual reports are incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.

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VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by, and on behalf of, the AIC Board, to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a Proxy Card, is first being mailed to shareholders of the Target Fund on or about November 1, 2021. Only shareholders of record as of the close of business on the Record Date, September 29, 2021, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

You can vote in any one of three ways:

•	By mail, with the enclosed Proxy Card;

•	By telephone; or

•	By Internet.

INSTRUCTIONS FOR VOTING BY TELEPHONE

1.	Read the Proxy Statement/Prospectus and have your Proxy Card with you.

2.	Call the toll-free number indicated on your Proxy Card.

3.	Have the Proxy Card available at the time of your call.

INSTRUCTIONS FOR VOTING BY INTERNET

1.	Read the Proxy Statement/Prospectus and have your Proxy Card with you.

2.	Go to the website indicated on your Proxy Card.

3.	Enter the control number found on the front of your Proxy Card.

4.	Follow the instructions on the website to cast your vote.

We encourage you to vote by telephone or Internet by using the control number that appears on your enclosed Proxy Card. Use of telephone and Internet voting will reduce the time associated with this proxy solicitation.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the AIC’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the virtual Meeting would not revoke a proxy, a shareholder present at the virtual Meeting may withdraw his or her proxy by voting at the virtual Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

Solicitation of Votes

In addition to the mailing of this Proxy Statement/Prospectus, proxies may be solicited by telephone or in person by the AIC Trustees and Acquiring Trustees, officers of the Target Trust or the Acquiring Trust, personnel of the Target Fund’s adviser or distributor, and personnel of the Target Fund’s transfer agent, personnel of Pendal US, or broker-dealer firms.

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AST Fund Solutions, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $10,800. It is expected that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Target Fund Shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information provided by the person corresponds to the information that the Solicitor has, then the Solicitor representative may ask for the shareholder’s instructions on the Proposals described in this Proxy Statement/Prospectus. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Proxy Statement/Prospectus. The Solicitor representative will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Card originally sent with this Proxy Statement/Prospectus or attend the virtual Meeting.

The Target Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Such broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of TSW or JOHCM USA or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

Quorum and Voting Requirements

The organizational documents of the Target Fund provide that holders of at least a majority of the total number of shares of the Target Fund that are entitled to vote constitutes a quorum for the purpose of voting on the Proposal. Approval of the Proposal requires the affirmative vote of a 1940 Act Majority. A significant percentage of the outstanding shares of the Target Fund are held by accounts over which TSW holds discretionary voting authority. TSW’s voting authority covered approximately 72.4% of the Target Fund’s shares as of September 30, 2021. In order to address any potential perception as to conflicts of interest, TSW intends to vote those shares in accordance with the recommendation of ISS.

Effect of Abstention and Broker “Non-Votes”

The Target Fund expects that, before the Meeting, broker-dealer firms holding shares of the Target Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. Pursuant to NYSE Rule 452, if the broker-dealer firms do not receive instructions from their customers and beneficial owners, any such shares represented by proxy at the Meeting would be considered “broker non-votes.” Shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Any abstentions would have the effect of a negative vote on the proposal. Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote shares owned

42

beneficially by their customers on any Proposal, there are unlikely to be any “broker non-votes” at the Meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as being present and entitled to vote on the matter for purposes of determining the presence of a quorum, and as if they were votes against the relevant Proposal).

Adjournment

In the event that a quorum is not present at the Meeting, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Proposal(s) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast upon the question. If a quorum is present at the Meeting, the persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a Proposal. They will vote against such adjournment those proxies required to be voted against a Proposal and will not vote any proxies that direct them to abstain from voting on a Proposal.

Other Matters

The AIC Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement/Prospectus. The AIC Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Dissenters’ Rights

Target Fund Shareholders have no appraisal or dissenters’ rights.

Future Shareholder Proposals

As a general matter, the Target Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Target Trust’s shareholders should send the proposals to The Advisors’ Inner Circle Fund, One Freedom Valley Drive, Oaks, PA 19456, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. If the Reorganization of the Target Fund is approved by its shareholders, there will be no further meetings of shareholders of the Target Fund.

Inclusion of shareholder proposals is subject to limitations under the federal securities laws. A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Target Fund’s proxy statement must notify in writing the Target Trust or the relevant Target Fund of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the Target Trust at the address set forth above. If a shareholder fails to give notice to the Target Trust or the Target Fund within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the AIC Trustees for such meeting may exercise discretionary voting power with respect to any such proposal.

Record Date and Outstanding Shares

Target Fund

Only shareholders of record of the Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof.

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The total number of outstanding shares of the Target Fund as of September 30, 2021, is: 2,546,490.32

As of September 30, 2021, the current officers and Trustees of the Target Trust in the aggregate beneficially owned less than 1% of the shares of the Target Fund.

As of the Record Date, the persons who owned of record or beneficially 5% or more of the outstanding shares identified of the Target Fund are shown below.

TS&W Equity Portfolio
Shareholder Name, Address	% Ownership	Shareholder Name, Address	% Ownership
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4151	77.877%	Mitra & Co FBO 75 C/O Reliance Trust Company WI Mail Code: BD1N - Attn: Mutual Funds 4900 W. Brown Deer Road Milwaukee, WI 53223-2422	12.309%

Acquiring Fund

The votes of the shareholders of the Acquiring Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

As of September 30, 2021, the current officers and Trustees of the Acquiring Trust in the aggregate beneficially owned less than 1% of the shares of the Acquiring Fund.

As of September 30, 2021, no shares of the Acquiring Fund have been offered.

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WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE FUNDS

The Acquiring Fund and the Target Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, the Target Fund files, and the Acquiring Fund will file, reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be obtained on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

For more information with respect to the Acquiring Fund concerning the following topics, please refer to the following sections of the Acquiring Fund’s Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see “Management of the Fund” for more information about the management of the Acquiring Fund; (ii) see “Your Account” for more information about the purchase, redemption, exchange and pricing of shares information of the Acquiring Fund; and (iii) see “Dividends and Distributions” and “Taxes” for more information about the Acquiring Fund’s policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Acquiring Fund. The Acquiring Fund’s Prospectus is enclosed herewith.

For more information with respect to the Target Fund concerning the following topics, please refer to the following sections of the Target Fund Prospectuses, which have been made a part of this Proxy Statement/Prospectus by reference: (i) see “Performance Information” under each “Fund Summary” section for more information about the performance of the Target Fund; (ii) see “Investment Management” for more information about the management of the Target Fund; (iii) see “Investing with the Fund” for more information about the purchase, redemption and pricing of shares information of the Target Fund; (iv) see “Dividends and Distributions” and “Federal Taxes” for more information about the Target Fund’s policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Target Fund; and (vi) see “Financial Highlights” for more information about the Target Fund’s financial performance.

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APPENDIX A – AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), is made as of this 15th day of October, 2021, by and between JOHCM Funds Trust (the “JOHCM Trust”), a business trust created under the laws of the Commonwealth of Massachusetts, with its principal place of business at 53 State Street, 13th Floor Boston, MA, 02109, on behalf of its series, TSW Large Cap Value Fund (the “Acquiring Fund”), and The Advisors’ Inner Circle Fund, a business trust created under the laws of the Commonwealth of Massachusetts, with its principal place of business at One Freedom Valley Drive, Oaks, Pennsylvania 19456, on behalf of its series, TS&W Equity Portfolio (the “Target Fund”). Other than the Target Fund and the Acquiring Fund, no other series of either the Target Trust or the JOHCM Trust are subject to this Agreement. JOHCM (USA) Inc., a Delaware corporation, joins this Agreement solely for the purposes of Section 10.

Target Fund shareholders are to be issued Institutional Class shares of beneficial interest, without par value, of the Acquiring Fund (“Acquiring Fund Shares”) pursuant to the Reorganization (as defined below).

PLAN OF REORGANIZATION

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. The reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) will consist of: (i) the acquisition by the JOHCM Trust on behalf of the Acquiring Fund of all of the Assets (as defined in Section 1(a) below) of the Target Fund in exchange for both Acquiring Fund Shares and the assumption by the JOHCM Trust with respect to the Acquiring Fund of all of the Liabilities (as defined in Section 1(a) below) of the Target Fund; (ii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and (iii) as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), the termination of the Target Fund all upon and subject to the terms and conditions of this Agreement hereinafter set forth. The Acquiring Fund is as of the date hereof and will be as of the Closing a shell series, without assets or liabilities, other than as noted in Section 5(k) below, newly created for the purpose of acquiring the Assets and Liabilities (each term as defined in Section 1(a) below) of the Target Fund.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	SALE AND TRANSFER OF ASSETS AND LIABILITIES, AND TERMINATION OF THE TARGET FUND

(a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the JOHCM Trust herein contained, the Target Trust will sell, assign, convey, transfer and deliver to the JOHCM Trust, for the Acquiring Fund, at the Closing, all of the then-existing property, assets and goodwill (which property and goodwill, for the avoidance of doubt, do not include any rights to the “Advisors’ Inner Circle Fund” name) (“Assets”) of the Target Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the business day immediately preceding the Effective Date of the Reorganization (as such term is defined in Section 3(a) hereof) (the “Valuation Date”), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Target Fund’s costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the Target Fund as liability reserves, subject to Section 10, (2) subject to clause (3), to discharge all of the Target Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those Liabilities that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent Liabilities as the trustees of the Target Trust shall reasonably deem to exist against the Target Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall have been established on the books of the Target Fund. “Liabilities” shall mean all of the Target Fund’s liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent, known or unknown or otherwise which have not been discharged by the Target Trust prior to the Closing (with respect to known liabilities, as reflected in the statement of assets and liabilities to be provided under Section 4(g) and 7(h) of this Agreement). To the extent that any Liabilities of the Target Fund, whether known or unknown, are not discharged on or prior to the Valuation Date, the Acquiring Fund shall assume any and all such Liabilities (excluding the expenses borne by JOHCM (USA) Inc. pursuant to Section 10 of this Agreement). Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Target Trust herein, the JOHCM Trust agrees that (i) at the Closing, the Acquiring Fund shall assume all Liabilities of the Target Fund existing on or after the Effective Date of the Reorganization (as defined in Section 3(a) hereof) and which have not been discharged by the Target Trust prior to the Closing as provided in Section 1(a) and shall thereafter pay such Liabilities when due; and (ii) at the Closing, the JOHCM Trust shall deliver to the Target Trust the number of full and fractional Acquiring Fund Shares, determined by dividing the net asset value of the Assets to be acquired by the Acquiring Fund, computed pursuant to Section 2(a) below, by the net asset value per share (“NAV”) of the Acquiring Fund as of the Close of Business on the Valuation Date; and provided that, such NAV is the same as the NAV of the Target Fund as of the Close of Business on the Valuation Date. The Acquiring Fund Shares received shall be distributed pro rata to the shareholders of the Target Fund of record as of the Close of Business on the Valuation Date, in complete liquidation of the Target Fund.

As soon as practicable following the Closing Date, but in no event more than twelve months after the Closing Date, the Target Fund shall be dissolved and its legal existence terminated. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund up to and including the Closing Date and, if applicable, such later date on which the Target Fund is dissolved.

(b) In order to effect the delivery of Acquiring Fund Shares described in Section 1(a)(ii) hereof, the Acquiring Fund will establish an open account for each record shareholder of the Target Fund and, on the Effective Date of the Reorganization, will credit to such account the full and fractional shares of beneficial interest, without par value, of the Acquiring Fund Shares received by each such record shareholder as described in Section 1(a). Fractional shares of the Target Fund are, and fractional shares of the Acquiring Fund will be, carried to the third decimal place. Simultaneously with the crediting of Acquiring Fund Shares to the shareholders of record of the Target Fund, the shares of the Target Fund held by such shareholders shall be cancelled.

(c) At the Closing, each shareholder of record of the Target Fund as of the record date with respect to any unpaid dividends and other distributions that were declared prior to the Closing shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such record date.

(d) Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of the Effective Date of the Reorganization shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

2.	VALUATION

(a) The net asset value of the Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date by the administrator of the Acquiring Fund by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Board of Trustees of the JOHCM Trust and described in the Acquiring Fund’s currently effective prospectus and statement of additional information.

(b) The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the Acquiring Fund’s Valuation Procedures.

(c) The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with Section 1(a)(ii). All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d) The Target Trust and the JOHCM Trust agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve at least ten business days before the Valuation Date any material differences identified between the valuations of the portfolio assets of the Target Fund determined using the JOHCM Trust’s valuation procedures as compared to the prices of the same portfolio assets determined using the Target Fund’s valuation procedures.

3.	CLOSING AND VALUATION DATE

(a) The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets of the Target Fund to the JOHCM Trust, for the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund; and (ii) the issuance and delivery of Acquiring Fund Shares in accordance with Section 1(a), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement is considered and approved, the Closing shall occur on December 6, 2021, or if the conditions precedent to Closing as set forth in Section 9 hereto are not satisfied, no later than December 19, 2021, or such other date as the officers of the parties may mutually agree (“Closing Date”), and shall be effective as of 9 a.m. Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date (“Effective Date of the Reorganization”). The Closing shall take place at the principal office of JOHCM (USA) Inc. (provided, however, that the parties hereto may elect for the Closing to take place remotely via the electronic exchange of the applicable documents and signatures) at approximately 9 a.m. Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9 a.m. Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date.

(b) Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (i) the NYSE shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading on the NYSE or such other exchange or market where the Target Fund’s assets are traded shall be disrupted so that, in the judgment of the JOHCM Trust or Target Trust, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Valuation Date shall be postponed until the second business day after the day when trading on the NYSE shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Target Fund is practicable in the judgment of the JOHCM Trust and Target Trust.

(c) The Target Trust shall provide, as of the Closing, for the Assets of the Target Fund to be transferred to the custodian of the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund. Portfolio securities of the Target Fund shall be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers and in accordance with applicable law. All cash being delivered shall be transferred to the account of the Acquiring Fund at the Custodian in a manner acceptable to the JOHCM Trust. Also, the Target Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the Target Fund, and the number of full and fractional shares of beneficial interest owned by each such shareholder, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice President to the best of their knowledge and belief.

(d) The JOHCM Trust shall issue and deliver a certificate or certificates providing evidence satisfactory to the Target Trust in such manner as the Target Trust may reasonably request that Acquiring Fund Shares to be delivered at the Closing have been registered in an open account of the Acquiring Fund on the books of the JOHCM Trust.

(e) Each of the Target Trust and the JOHCM Trust shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets and assumption of Liabilities and liquidation contemplated in this Agreement.

4.	REPRESENTATIONS AND WARRANTIES BY THE TARGET TRUST

The Target Trust represents and warrants the following to the JOHCM Trust as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date.

(a) The Target Trust is a Massachusetts voluntary association (commonly known as a business trust) created under the laws of the Commonwealth of Massachusetts on July 18, 1991, and is validly existing and, as of a date within a reasonable time of the Valuation Date, in good standing under the laws thereunder. The Target Trust, of which the Target Fund is a series of shares of beneficial interest, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the Target Fund issued and outstanding have been offered and sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital and in compliance with all applicable registration requirements of state securities laws, including blue sky laws.

(b) The Target Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Target Fund. Each outstanding share of the Target Fund is validly issued, fully paid, non-assessable (except as provided in the Target Fund’s registration statement), has full voting rights, and is freely transferable. All Target Fund shares authorized to be issued or issued and outstanding are uncertificated and no Target Fund shareholder holds a certificate or certificates for shares of the Target Fund.

(c) The current prospectus and statement of additional information of the Target Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Target Fund currently is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information. To the best of the Target Trust’s and the Target Fund’s knowledge, the value of the net assets of the Target Fund currently is determined, and since its organization has been determined, using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund, each as of such time that the applicable rules, regulations or policies were in effect, or the Target Fund has taken any action necessary to remedy any prior failure to use such valuation methods that comply in all material respects with such laws, rules, regulations or policies. There have been no known miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund which would have a material adverse effect on the Target Fund at the time of this Agreement or on the Target Fund’s properties or assets at the time of this Agreement.

(d) The financial statements appearing in the Target Fund’s Annual Report to Shareholders for its most recently completely fiscal year, audited by BBD, LLP, copies of which have been delivered to the JOHCM Trust, and any subsequent unaudited financial statements of the Target Fund provided to the JOHCM Trust prior to the Closing, fairly present the financial position of the Target Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis (with the exception, in the case of the unaudited financial statements, of the omission of footnotes).

(e) The Target Fund has no known Liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of the Close of Business on the Valuation Date, those incurred pursuant to this Agreement and those incurred in the ordinary course of the Target Fund’s business, as an investment company, since such date.

(f) The books and records of or relating to the Target Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the JOHCM Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Target Trust and the Target Fund.

(g) The unaudited statement of assets and liabilities of the Target Fund to be furnished by the Target Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1(a) hereof will accurately reflect the net asset value per share of the Target Fund and each of the outstanding shares of beneficial interest of the Target Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis. The Target Fund has no known Liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above.

(h) At the Closing, the Target Trust will, with respect to the Target Fund, have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (g) above, free and clear of all liens or encumbrances of any nature whatsoever except liens or encumbrances of which the Acquiring Fund has received written notice and such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business.

(i) The Target Trust has the necessary power and authority to conduct its business and the business of the Target Fund as such businesses are now being conducted.

(j) The Target Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended or restated (the “Target Declaration of Trust”), By-Laws, as amended or restated (the “Target Bylaws”) or any material contract or any other material commitment or obligation with respect to the Target Fund that is listed on Part C of the Target Fund’s current registration statement (collectively, “Target Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(k) The Target Fund, a series of the Target Trust, was duly constituted in accordance with the applicable provisions of the Target Declaration of Trust and the 1940 Act and other applicable law.

(l) The Target Trust is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the Target Trust’s knowledge, threatened against the Target Trust, with respect to the Target Fund or any of the Target Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of the Target Fund’s business. The Target Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that would materially and adversely affect the Target Fund’s business or the Target Trust’s ability to consummate the transactions herein contemplated with respect to the Target Fund. The Target Trust does not know of any facts that would reasonably be expected to form the basis for the institution of proceedings that would materially and adversely affect the Target Fund’s business or the Target Trust’s ability to consummate the transactions herein contemplated with respect to the Target Fund.

(m) The Target Trust, on its own behalf and with respect to the Target Fund, has full power and authority to enter into and perform its obligations under this Agreement, subject to approval, with respect to the Target Fund, by the shareholders of the Target Fund. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized by the Board of Trustees of the Target Trust. This Agreement and all other necessary action on the part of the Target Trust with respect to the Target Fund, executed and delivered by the Target Trust, on its own behalf and with respect to the Target Fund, constitute legal, valid and binding obligations of the Target Trust with respect to the Target Fund, enforceable against it in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(n) Neither the Target Trust nor the Target Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(o) Neither the Target Trust nor the Target Fund has any unamortized or unpaid organizational fees or expenses.

(p) The Target Fund has elected to be treated as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code. The Target Fund (i) is a “fund” as defined in Section 851(g)(2) of the Code, (ii) has qualified and has been eligible for treatment as a RIC for each taxable year since its inception ending before the Closing and will maintain such qualification at all times through the Closing, and for each such taxable year (or portion thereof) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and has not had any earnings or profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply. The consummation of the transaction contemplated by this Agreement will not cause the Target Fund to fail to be qualified as a RIC as of the Closing. The Target Fund has not changed its taxable year end since its inception and it does not intend to change its taxable year end prior to the Closing.

(q) The Target Trust has duly and timely filed, with respect to the Target Fund, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Target Fund on or before the Closing. All such returns and reports are true, correct and complete in all material respects as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund. With respect to the Target Fund, the Target Trust has paid or, if not yet due, made provision and properly accounted for all Taxes (as defined below) due or shown to be due on such returns and reports or on any assessments received by the Target Fund. The amounts set up as provisions for Taxes in the books and records of the Target Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent, known or unknown or otherwise, which were or which may be payable by the Target Fund for any periods or fiscal years prior to and including the Close of

Business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by the Target Trust with respect to the Target Fund, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. There are no known actual or proposed deficiency assessments with respect to any Taxes payable by the Target Fund. No taxing authority in a jurisdiction where the Target Fund does not file a Tax return or report has notified the Target Fund in writing that the Target Fund is or may be subject to taxation in that jurisdiction. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of the Target Fund.

(r) The Target Fund does not own any “converted property” (as that term is defined in Section 1.337(d)-7(a)(2)(vii) of the regulations issued by the United States Treasury (“Treasury Regulations”)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations thereunder.

(s) The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all Taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(t) The Target Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or tax return.

(u) The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations set forth in paragraphs (n) through (t) of this Section 4.

(v) All information provided or identified in writing by the Target Trust to the JOHCM Trust in response to formal due diligence requests relating to the Target Trust and the Target Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the Target Trust and the Target Fund as of the date hereof.

(w) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, obligations or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of material indebtedness, except as disclosed in writing to the JOHCM Trust. For the purposes of this subparagraph, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

5.	REPRESENTATIONS AND WARRANTIES BY THE JOHCM TRUST

The JOHCM Trust represents and warrants the following to the Target Trust as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date.

(a) The JOHCM Trust is a Massachusetts voluntary association (commonly known as a business trust) created under the laws of the Commonwealth of Massachusetts on October 27, 2020, and is validly existing and, as of a date within a reasonable time of the Valuation Date, in good standing under the laws thereunder. The JOHCM Trust, of which the Acquiring Fund is a separate series of shares of beneficial interest, is duly registered under the 1940 Act as an open-end, management investment company. Such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing. The Acquiring Fund was formed for the purpose of effecting the Reorganization and, prior to the Closing, will have not commenced operations or carried on any business activity, will have had no assets (other than a de minimis amount of assets to facilitate the transaction(s) described in this Agreement) or liabilities and will have no issued or outstanding shares other than as described in this Agreement. The JOHCM Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(b) The JOHCM Trust is authorized to issue an unlimited number of Acquiring Fund Shares without par value. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, non-assessable and freely transferable and have full voting rights.

(c) At the Closing, the Acquiring Fund Shares to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Target Fund are currently eligible for offering to the public, and there will be a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Agreement to be consummated.

(d) The JOHCM Trust has or will have at the time of Closing the necessary power and authority to conduct its business and the business of the Acquiring Fund.

(e) The JOHCM Trust is not a party to or obligated under any provision of its Amended and Restated Declaration of Trust, dated December 4, 2020, as amended (the “JOHCM Declaration of Trust”), By-Laws, dated December 4, 2020, as amended or restated (the “JOHCM Bylaws”), or any material contract or any other material commitment or obligation with respect to the Acquiring Fund that is listed on Part C of the Acquiring Fund’s current registration statement (collectively, “JOHCM Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(f) The JOHCM Trust is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the JOHCM Trust’s knowledge, threatened against the JOHCM Trust, with respect to the Acquiring Fund, or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The JOHCM Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that would materially and adversely affects the Acquiring Fund’s business or the JOHCM Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund. The JOHCM Trust does not know of any facts which might form the basis for the institution of proceedings that would materially and adversely affect the Acquiring Fund’s business or the JOHCM Trust’s ability to consummate the transactions herein contemplated with respect to the Acquiring Fund.

(g) The JOHCM Trust, on its own behalf and with respect to the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been validly authorized by the Board of Trustees of the JOHCM Trust. This Agreement and all other necessary action on the part of the JOHCM Trust and the Acquiring Fund, executed and delivered by the JOHCM Trust, on its own behalf and with respect to the Acquiring Fund, constitute legal, valid and binding obligations enforceable against the JOHCM Trust, on its own behalf and with respect to the Acquiring Fund, in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(h) Neither the JOHCM Trust nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) The books and records of or relating to the Acquiring Fund (if any), (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the Target Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the JOHCM Trust and the Acquiring Fund.

(j) The Acquiring Fund, a series of the JOHCM Trust, was duly constituted in accordance with the applicable provisions of the JOHCM Declaration of Trust and the 1940 Act and other applicable law.

(k) The Acquiring Fund is, and will be at the time of Closing, a shell series created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund, and, prior to the Closing, (i) will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations); (ii) will have no tax attributes (including those specified in Section 381(c) of the Code), (iii) will not have held any property (other than a de minimis amount of assets to facilitate the transaction(s) described in the Agreement) and immediately following the Reorganization, the Acquiring Fund will possess solely assets and liabilities that were possessed by the Target Fund immediately prior to the Reorganization; provided, however, that at the time of or before the Reorganization, the Acquiring Fund may hold a de minimis amount of assets to facilitate its organization, and (iv) will not have prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund. Immediately following the liquidation of the Target Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Target Fund shares.

(l) The Acquiring Fund will elect to be treated and intends to qualify as a RIC for federal income tax purposes under Part I of Subchapter M of the Code for its taxable year that includes the Closing, and intends to be eligible to compute its U.S. federal income tax under Section 852 of the Code for such taxable year, and to qualify and be eligible for treatment as a RIC for each subsequent taxable year; the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code; and the consummation of the transactions contemplated by this Agreement will not cause the Acquiring Fund to fail to qualify as a RIC from and after the Closing.

(m) As of the Closing Date, no federal, state or other tax returns of the Acquiring Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Acquiring Fund; the Acquiring Fund will not have been required to pay any assessments; and the Acquiring Fund will not have any tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n) The JOHCM Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act and, at the time of Closing, such policies and procedures have been appropriately tailored to address the business of the Acquiring Fund.

(o) The current prospectus and statement of additional information filed as part of the JOHCM Trust’s registration statement on Form N-1A, which will become effective prior to the Effective Date of the Reorganization, insofar as they relate to the Acquiring Fund and the Acquiring Fund Shares (the “JOHCM Trust Registration Statement”) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the JOHCM Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(p) All information provided or identified in writing by the JOHCM Trust to the Target Trust in response to formal due diligence requests and requests for board meeting materials relating to the JOHCM Trust and the Acquiring Fund and their service providers are true and correct in all material respects and contain no material misstatements or omissions with respect to the JOHCM Trust and the Acquiring Fund as of the date hereof.

(q) The Acquiring Fund does not have any unamortized or unpaid organizational fees, within the meaning of US GAAP, or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates.

6.	REPRESENTATIONS AND WARRANTIES BY THE TARGET TRUST AND THE JOHCM TRUST

The Target Trust, on behalf of the Target Fund, and the JOHCM Trust, on behalf of the Acquiring Fund, each represents and warrants to the other the following as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date.

(a) All information provided to the Target Trust by the JOHCM Trust, insofar as it relates to the JOHCM Trust and the Acquiring Fund, and by the Target Trust to the JOHCM Trust, insofar as it relates to the Target Trust and the Target Fund, for inclusion in, or transmittal with, the registration statement on Form N-14 (the “Registration Statement”), which includes a proxy statement/prospectus (the “Proxy Statement/Prospectus”), with respect to this Agreement pursuant to which approval of the Reorganization by vote of the Target Fund’s shareholders will be sought, as of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Target Fund and at the Effective Date of the Reorganization, (i) complies and will comply in all material respects with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and the rules and regulations thereunder, and (ii) does not and will not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Closing Date, a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

(b) Except in the case of the Target Trust with respect to the approval of this Agreement and the Reorganization by vote of the Target Fund’s shareholders, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the 1934 Act, the 1940 Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), state securities laws or Massachusetts business trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	COVENANTS OF THE TARGET TRUST

(a) The Target Trust covenants to operate the business of the Target Fund in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends, shareholder purchases and redemptions and such selling and purchasing of securities and other changes as are contemplated by the Target Fund’s normal operations.

(b) Target Fund will call, convene and hold a meeting of shareholders of the Target Fund as soon as practicable, in accordance with applicable law and the Target Declaration of Trust and Target Bylaws, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy

Statement/Prospectus, and for such other purposes as may be necessary or desirable. In the event that insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Declaration of Trust, Target Bylaws and applicable law, and as set forth in the Proxy Statement/Prospectus, in order to permit further solicitation of proxies.

(c) The Target Trust undertakes that the Target Trust and the Target Fund will not acquire Acquiring Fund Shares for the purpose of making distributions thereof other than to the Target Fund’s shareholders.

(d) The Target Trust covenants that by the time of the Closing, all of the Target Fund’s federal and other Tax returns and reports required by law to be filed on or before the Closing, shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes, provided, however, if any of the income tax returns (e.g., Form 1120-RIC) required to be filed by the Target Fund for its most recent taxable year ended prior to the Closing have not been filed by the Closing, the Target Trust shall prepare and timely file with the relevant taxing authorities all such returns and the Target Trust shall make available to the JOHCM Trust drafts of such returns at least one week prior to filing such returns.

(e) The Target Trust will at, or as promptly as practicable following the Closing, provide the JOHCM Trust with:

A copy of any Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Sections 1.6045A-1 and 1.6045B-1(a)) of the Treasury Regulations) required by law to be filed by the Acquiring Fund after the Closing, including for the avoidance of doubt information related to the respective adjusted tax basis of all investments to be transferred by the Target Fund to the Acquiring Fund;

A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation,

the name, address and taxpayer identification number of each shareholder of record,

the number of shares held by each shareholder of record,

the dividend reinvestment elections applicable to each shareholder of record,

the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8IMY), notices or records on file with the Target Fund with respect to each shareholder of record, and such information as the JOHCM Trust may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing, in the case of each of (A)-(E), for all of the shareholders of record of the Target Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or its Vice President to the best of his or her knowledge and belief; and

Copies of all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(f) As promptly as practicable, but in any case within sixty (60) calendar days after the date of Closing, the Target Trust shall furnish the JOHCM Trust a statement of earnings and profits of the Target Fund for U.S. federal income tax purposes that will be carried over by the Target Fund pursuant to Section 381 of the Code.

(g) The Target Trust shall supply to the JOHCM Trust, at the Closing, the unaudited statement of the assets and liabilities described in Section 4(g) of this Agreement in conformity with the requirements described in such Section. In addition, the Target Trust shall supply a schedule of portfolio investments as of the Valuation Date. The schedule of portfolio investments will present fairly the portfolio investments of the Target Fund as of the Valuation Date in conformity with generally accepted accounting principles applied on a consistent basis. The statement of assets and liabilities and schedule of portfolio investments shall be certified by the treasurer of the Target Trust, to the best of his or her knowledge, as being in conformity with generally accepted accounting principles applied on a consistent basis.

(h) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders the Acquiring Fund Shares received at the Closing, as set forth in Section 1(a) hereof.

(i) The Target Trust agrees that the acquisition of all Assets and Liabilities of the Target Fund by the JOHCM Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Trust hereby assigns to the JOHCM Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(j) Within a reasonable time following the Reorganization, the Target Trust shall cause the liquidation and termination of the Target Fund to be effected in the manner provided in the Target Declaration of Trust in accordance with applicable law and that on or after the Effective Date of the Reorganization, the Target Fund shall not conduct any business except in connection with its liquidation and termination.

(k) It is the intention of the parties to the Reorganization that such Reorganization will qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code. Neither the Target Trust nor the Target Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code.

8.	COVENANTS OF THE JOHCM TRUST

(a) The JOHCM Trust covenants that the Acquiring Fund Shares to be issued and delivered to the Target Fund pursuant to the terms of Section 1(a) hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(b) The JOHCM Trust covenants to establish and organize the Acquiring Fund as a series of the JOHCM Trust but that the Acquiring Fund will not carry on any business activities between the date hereof and the Effective Date of the Reorganization (other than such activities as are customary to the organization and registration of a new registered investment company prior to its commencement of operations, including holding and redeeming the initial investment of the initial shareholder of the Acquiring Fund prior to the Closing).

(c) The JOHCM Trust will prepare and file with the Commission the Registration Statement, which includes the Proxy Statement/Prospectus, in a form that satisfactory to the parties, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable; provided, however, that the JOHCM Trust will not file the Registration Statement prior to providing a copy of the Registration Statement to the Target Trust in substantially the same form that such Registration Statement will be filed with the Commission.

(d) The JOHCM Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

(e) Upon effectiveness of the Registration Statement, the JOHCM Trust shall, with the assistance of the investment adviser to the Target Fund, cause to be mailed to each shareholder of record of the Target Fund, the Proxy Statement/Prospectus.

(f) It is the intention of the parties to the Reorganization that the Reorganization will qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code. Neither the JOHCM Trust nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” described in Section 368(a)(1)(F) of the Code.

9. CONDITIONS PRECEDENT TO BE FULFILLED BY THE TARGET TRUST AND THE JOHCM TRUST

The respective obligations of the Target Trust, with respect to the Target Fund, and the JOHCM Trust, with respect to the Acquiring Fund, to effectuate this Agreement and the Reorganization of the Target Fund into the Acquiring Fund as contemplated hereunder, shall be subject to the following conditions:

(a) That (i) all the representations and warranties of the other party contained herein shall be true and correct in all respects material to the Target Fund or the Acquiring Fund as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations in respect of the Target Fund the Acquiring Fund required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party, in form and substance satisfactory to such party, a certificate to the foregoing effect signed by the President or Vice President and by the Secretary or equivalent officer of the party.

(b) That each party shall have delivered to the other party a copy of the resolutions approving this Agreement in respect of the Target Fund and the Acquiring Fund adopted by the Board of Trustees of the party delivering the copy, and certified by the Secretary or equivalent officer of the party delivering the copy.

(c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization of the Target Fund and the Acquiring Fund contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit such Reorganization.

(d) That this Agreement, the Reorganization of the Target Fund and the Acquiring Fund and the transactions contemplated hereby for the Target Fund shall have been approved by the appropriate action of the shareholders of the Target Fund at an annual or special meeting or any adjournment or postponement thereof.

(e) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby in respect of the Target Fund and the Acquiring Fund shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a material adverse effect, or the risk thereof, on the assets and properties of the Target Fund and/or the Acquiring Fund.

(f) That prior to or at the Closing, the Target Trust and the JOHCM Trust shall each receive an opinion from Ropes & Gray LLP (“Ropes & Gray”) satisfactory to both parties substantially to the effect that, provided the transaction contemplated hereby is carried out in accordance with the applicable laws of the Commonwealth of Massachusetts, the terms of this Agreement and in accordance with customary representations provided by the JOHCM Trust and the Target Trust in certificates delivered to Ropes & Gray, as to the Acquiring Fund and the Target Fund:

The Reorganization, as provided for in this Agreement, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

Pursuant to Section 361(a) and Section 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund;

Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Liabilities of the Target Fund;

Pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation pursuant to this Agreement;

Pursuant to Section 362(b) of the Code, the tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer;

Pursuant to Section 1223(2) of the Code, the holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held or treated for federal income tax purposes as held by the Target Fund;

Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled).

Pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of Target Fund shares exchanged therefor;

Pursuant to Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) pursuant to this Agreement will include the holding period of Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange; and

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

The opinion will be based on the Agreement, certain factual certifications made by officers of the Target Trust and the Acquiring Trust, and such other items as deemed necessary to render the opinion and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

(g) That each of the Registration Statement and the JOHCM Trust Registration Statement with respect to the Acquiring Fund Shares to be delivered to the Target Fund’s shareholders in accordance with Section 1(a) hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or JOHCM Trust Registration Statement with respect to the Acquiring Fund Shares or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(h) That the Acquiring Fund Shares to be delivered in accordance with Section 1(a) hereof shall be eligible for sale by the JOHCM Trust with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the Shares lawfully to be delivered to the shareholders of the Target Fund.

(i) That the JOHCM Trust and the Acquiring Fund shall have received in form reasonably satisfactory to the JOHCM Trust and the Acquiring Fund at the Closing an opinion of Morgan, Lewis & Bockius LLP (“Target Trust Counsel”), counsel to the Target Trust (which opinion will be subject to certain qualifications reasonably satisfactory to the JOHCM Trust and the Acquiring Fund) substantially to the effect that, as to the Acquiring Fund and the Target Fund:

The Target Trust is validly existing and in good standing as an unincorporated voluntary association under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted and that the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Target Trust’s Certificate of Trust, Target Declaration of Trust and Target Bylaws;

This Agreement has been duly authorized, executed, and delivered by the Target Trust, with respect to the Target Fund, and, assuming due authorization, execution and delivery of this Agreement by the JOHCM Trust, with respect to the Acquiring Fund, and assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the Target Trust, with respect to the Target Fund, enforceable against the Target Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

The execution and delivery of this Agreement did not, and the consummation of the Reorganization in respect of the Target Fund into the Acquiring Fund as contemplated hereby will not, violate the Target Trust’s Certificate of Trust, the Target Declaration of Trust, the Target Bylaws, or any provision of any Target Material Agreement known to such counsel to which the Target Trust or the Target Fund is a party or by which any of them is bound, it being understood that with respect to investment restrictions as contained in the Target Trust’s Certificate of Trust, the Target Declaration of Trust, the Target Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all Target Material Agreements, such counsel may reasonably rely upon a certificate of an officer of the Target Trust whose responsibility it is to advise the Target Trust and the Target Fund with respect to such matters

To the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any governmental or regulatory body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Massachusetts law.

The Target Trust has duly registered all outstanding shares of the Target Fund under the 1933 Act, and such registration is in full force and effect; and

The outstanding shares of the Target Fund have been duly authorized and are validly issued, fully paid and, subject to the Target Declaration of Trust, non-assessable beneficial interests in the Target Trust.

In providing the opinion set forth in this Section 9(i), Target Trust Counsel (i) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the JOHCM Trust, (ii) may rely upon the representations made in this Agreement, and (iii) may rely upon officers’

certificates and certificates of public officials. As used in paragraph 9(i)(i), the term “good standing” means (i) having filed a copy of the Target Trust’s declaration of trust pursuant to Chapter 182 of the General Laws of the Commonwealth of Massachusetts (“Chapter 182”), (ii) having filed the necessary certificates required to be filed under Chapter 182, (iii) having paid the necessary fees due thereon and (iv) being authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Target Trust’s declaration of trust and to transact business in the Commonwealth of Massachusetts.

(j) That the Target Trust and the Target Fund shall have received an opinion of Ropes & Gray at the Closing, in form satisfactory to the Target Trust and the Target Fund (which opinion will be subject to certain qualifications satisfactory to the Target Trust and the Target Fund), to the effect that:

The JOHCM Trust is validly existing and in good standing as an unincorporated voluntary association under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted and that the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the JOHCM Trust’s Certificate of Trust, JOHCM Declaration of Trust and JOHCM Bylaws;

This Agreement has been duly authorized, executed, and delivered by the JOHCM Trust, with respect to the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Target Trust, with respect to the Target Fund, and assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the JOHCM Trust, with respect to the Acquiring Fund, enforceable against the JOHCM Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

Acquiring Fund Shares to be delivered to the Target Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; and

The execution and delivery of this Agreement did not, and the consummation of the Reorganization in respect of the Target Fund into the Acquiring Fund as contemplated hereby will not, violate the JOHCM Trust’s Certificate of Trust, the JOHCM Declaration of Trust, the JOHCM Bylaws, or any provision of any JOHCM Material Agreement known to such counsel to which the JOHCM Trust or the Acquiring Fund is a party or by which any of them is bound, it being understood that with respect to investment restrictions as contained in the JOHCM Trust’s Certificate of Trust, the JOHCM Declaration of Trust, the JOHCM Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all JOHCM Material Agreements, such counsel may reasonably rely upon a certificate of an officer of the JOHCM Trust whose responsibility it is to advise the JOHCM Trust and the Acquiring Fund with respect to such matters.

To the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any governmental or regulatory body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Massachusetts law.

IN CONNECTION WITH THE FOREGOING, IT IS UNDERSTOOD THAT ROPES & GRAY MAY REASONABLY RELY UPON THE REPRESENTATIONS MADE IN THIS AGREEMENT AS WELL AS CERTIFICATES OF OFFICERS OF THE JOHCM TRUST.

(k) The Target Fund shall have delivered to the Acquiring Fund (a) information concerning the tax basis and holding period of the Target Fund in all securities transferred to Acquiring Fund; (b) the Target Fund

Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; and (d) the Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed after the Effective Date of the Reorganization.

(l) The JOHCM Trust, on behalf of the Acquiring Fund, has obtained the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

10. FEES AND EXPENSES; OTHER AGREEMENTS AND REPRESENTATIONS

(a) The JOHCM Trust represents and warrants to the Target Trust and the Target Trust represents and warrants to the JOHCM Trust, that, other than with respect to brokerage commissions payable in connection with the sale and repurchase of securities in non-U.S. markets that do not permit free of payment transfers,]1 no brokers or finders or other entities are entitled to receive any payments in connection with the transactions described in this Agreement.

(b) Neither the JOHCM Trust nor the Target Trust shall be responsible for the expenses of entering into and carrying out the provisions of this Agreement and the Reorganization, except that the Target Fund may bear the costs of (i) buying and selling portfolio securities necessary to effect the Reorganization, (ii) taxes on capital gains that may be realized as a result of such transactions, and (iii) transfer or stamp duties expected to be imposed in other non-U.S. markets in connection with the transfer of portfolio securities to the JOHCM Trust. Other than such costs, the expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, including, but not limited to taxes in connection with the delivery of the Assets other than those described in Sections 10(b)(ii)-(iii), including all applicable Federal and state taxes, the preparation and filing of the Registration Statement, registration of the Acquiring Fund Shares, delivery of and solicitation of approval of Target Fund shareholders to the Reorganization pursuant to the Registration Statement, special Board meetings relating to the Reorganization, any printing and mailing fees, fees of accountants and attorneys (including the Target Fund’s legal fees) and the costs of holding the Target Fund’s shareholder meeting and soliciting proxies, shall be borne by JOHCM (USA) Inc.

(c) JOHCM (USA) Inc. has full power and authority to enter into and perform its obligations under Section 10 of this Agreement. The execution, delivery and performance of this Agreement have been validly authorized by the stockholders, directors, and/or other bodies necessary to authorize JOHCM (USA) Inc. to take such actions. This Agreement and all other necessary action on the part of JOHCM (USA) Inc., executed and delivered by JOHCM (USA) Inc., constitute legal, valid and binding obligations enforceable against JOHCM (USA) Inc. in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(d) All information provided or identified in writing by JOHCM (USA) Inc. to the Target Trust in response to formal due diligence requests and requests for board meeting materials relating to JOHCM (USA) Inc., the JOHCM Trust and the Acquiring Fund and their service providers are true and correct in all material respects and contain no material misstatements or omissions with respect to JOHCM (USA) Inc., JOHCM Trust and the Acquiring Fund as of the date hereof.

[1]	NTD: To be determined if necessary based on composition of Target Fund’s portfolio.

11. TERMINATION; WAIVER; ORDER

(a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated with respect to the Target Fund or the Acquiring Fund and the Reorganization involving such funds abandoned at any time (whether before or after approval thereof by the shareholders of the Target Fund) prior to the Closing as follows:

by mutual consent of the Target Trust and the JOHCM Trust;

by the JOHCM Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the JOHCM Trust as of the Closing, or if it reasonably appears that any condition precedent to the obligations of the JOHCM Trust set forth in Section 9 will not or cannot be met as of the Closing; or

by the Target Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Target Trust as of the Closing, or if it reasonably appears that any condition precedent to the obligations of the Target Trust set forth in Section 9 will not or cannot be met as of the Closing.

(b) In addition, either of the Target Trust or the JOHCM Trust may at its option terminate this Agreement at or prior to the Closing Date because:

With respect to a termination by the Target Trust, of a material breach by the JOHCM Trust or the Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the Acquiring Trust or the Acquiring Fund at or prior to the Closing Date; or with respect to a termination by the JOHCM Trust, of a material breach by the Target Trust or Target Fund of any representation, warranty, covenant or agreement herein to be performed by the Target Trust or the Target Fund at or prior to the Closing Date;

Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section shall have used its reasonable efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

The Board of Trustees of the JOHCM Trust or the Board of Trustees of the Target Trust has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with the transactions contemplated herein not in the best interests of the Acquiring Fund’s shareholders or the Target Fund’s shareholders, respectively.

(c) If the transactions contemplated by this Agreement with respect to the Target Fund have not been consummated by the later of December 19, 2021, 2021 or 60 days after the date of the final shareholder meeting at which approval of this Agreement is voted upon by the shareholders of the Target Fund for which such shareholders have not voted upon this Agreement, this Agreement shall automatically terminate on such later date, with respect to the Target Fund, unless a later date is agreed to by both the Target Trust and the JOHCM Trust.

(d) In the event of termination of this Agreement pursuant to the provisions hereof with respect to the Target Fund or Acquiring Fund, the same shall become void and have no further effect with respect to the Target Fund or Acquiring Fund, and there shall not be any liability under this Agreement on the part of either the Target Trust or the JOHCM Trust or persons who are their trustees, officers, agents or shareholders in respect of such funds.

(e) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the Target Trust or the JOHCM Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the shareholder approval requirement with respect to the Reorganization or the tax opinion required by Section 9(f).

(f) The respective representations, warranties and covenants contained in Sections 4-8 hereof, other than those set forth in Sections 7(h) and 7(i), shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Target Trust nor the JOHCM Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing, provided that this section shall not limit any covenant contained herein that by its terms contemplates performance after Closing. This provision shall not protect any officer, trustee, agent or shareholder of the Target Trust or the JOHCM Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(g) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Target Trust or the Board of Trustees of the JOHCM Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Target Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

(h) In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that Sections 10(b), 11(d), 11(g), and 17 shall survive any termination of this Agreement.

12. LIABILITY OF THE JOHCM TRUST AND THE TARGET TRUST

(a) Each party acknowledges and agrees that all obligations of the JOHCM Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the JOHCM Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series of the JOHCM Trust or the JOHCM Trust generally shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Target Trust nor the Target Fund shall seek satisfaction of any such obligation or liability from the shareholders of the JOHCM Trust, the trustees, officers, employees or agents of the JOHCM Trust, or any of them.

(b) Each party acknowledges and agrees that all obligations of the Target Trust under this Agreement are binding only with respect to the Target Fund; that any liability of the Target Trust under this Agreement with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to the Target Fund, shall be discharged only out of the assets of the Target Fund; that no other series of the Target Trust or the Target Trust generally shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the JOHCM Trust nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Target Trust, the trustees, officers, employees or agents of the Target Trust, or any of them.

13. COOPERATION AND EXCHANGE OF INFORMATION

(a) The JOHCM Trust and the Target Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in: filing any Tax returns, amended return or claim for refund; determining a liability for Taxes or a right to a refund of Taxes; requesting a closing agreement or similar relief from a Taxing authority; participating in or conducting any audit or other proceeding in respect of Taxes; in determining the financial reporting of any Tax position; or declaring and paying any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of the Target Fund’s or Acquiring Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of the Target Fund or Acquiring Fund ending on or before or that includes the Closing Date of an amount or amounts sufficient for the Target Fund or the Acquiring Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such taxable year and (y) ordinary income and capital gain net income in an amount or amounts sufficient to avoid the incurrence of any fund-level federal excise taxes under Section 4982 of the Code for any calendar year ending on or before December 31, 2021. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

(b) Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund including, without limitation, responsibility for (i) preparing and filing tax returns of the Target Fund relating to tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority that is the responsibility of the Target Fund under applicable law, except as otherwise is mutually agreed by the parties.

(c) The Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust have concluded that, based on their evaluation of the effectiveness of the Target Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance that information provided by the Target Trust to the JOHCM Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the JOHCM Trust on Forms N-CEN, N-PORT and N-CSR for the periods ending on or before October 31, 2021, which Forms will include information relating to the Target Fund, was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms with respect to the Target Fund’s operations prior to the Closing, and that there have been no changes in the Target Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since October 31, 2020 that have materially affected, or are reasonably likely to materially affect, the Target Trust’s internal control over financial reporting during the relevant periods.

14. ENTIRE AGREEMENT AND AMENDMENTS

This Agreement embodies the entire agreement between the Target Trust, on behalf of the Target Fund, and the JOHCM Trust, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between such parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other parties.

15. COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16. NOTICES

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

To the Target Trust:

One Freedom Valley Drive

Oaks, Pennsylvania 19456

To the JOHCM Trust:

53 State Street, 13th Floor

Boston, Massachusetts 02109

To JOHCM (USA) Inc.

53 State Street, 13th Floor

Boston, Massachusetts 02109

17. GOVERNING LAW

This Agreement shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

18. EFFECT OF FACSIMILE OR ELECTRONIC SIGNATURE

A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

19. PUBLICITY

Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

20. CONFIDENTIALITY

(a) The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, when necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the parties agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

21. HEADINGS

The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the Target Trust, JOHCM Trust and JOHCM (USA) Inc. have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

The Advisors’ Inner Circle Fund, on behalf of the Target Fund

By:	/s/ Eric Griffith

Name:	Eric Griffith

Title:	Vice President and Assistant Secretary

JOHCM Funds Trust, on behalf of the Acquiring Fund

By:	/s/ David Lebisky

Name:	David Lebisky

Title:	Chief Compliance Officer

JOHCM (USA) Inc.

Solely with respect to Section 10 of the Agreement

By:	/s/ Jonathan Weitz

Name:	Jonathan Weitz

Title:	Chief Operating Officer

[Signature Page to Agreement and Plan of Reorganization]

APPENDIX B – TARGET FUND FINANCIAL HIGHLIGHTS

Audited Target Fund Financial Highlights for the past five years, plus unaudited Financial

Highlights for the fiscal period ended April 30, 2021

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund’s financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information provided below (other than the information identified below as “unaudited”) has been audited by BBD, LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-4TSW-FUN.

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout Each Year or Period

	Six Months Ended April 30, 2021 (Unaudited)		2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$11.46		$12.50	$13.69	$13.37	$13.11	$13.35

Income from Operations:
Net Investment Income(1)	0.04		0.08	0.22	0.07	0.07	0.06
Net Realized and Unrealized Gain	4.19		(0.58)	0.39	1.35	1.56	0.55

Total from Operations	4.23		(0.50)	0.61	1.42	1.63	0.61

Dividends and Distributions:
Net Investment Income	(0.04)		(0.10)	(0.20)	(0.07)	(0.08)	(0.07)
Net Realized Gain	(0.58)		(0.44)	(1.60)	(1.03)	(1.29)	(0.78)

Total Dividends and Distributions	(0.62)		(0.54)	(1.80)	(1.10)	(1.37)	(0.85)

Redemption Fees(1)	0.00		0.00 (2)	0.00 (2)	0.00 (2)	0.00	0.00

Net Asset Value, End of Year	$15.07		$11.46	$12.50	$13.69	$13.37	$13.11

Total Return †	37.97%		(4.25%)	6.38%	11.03%	13.32%	4.88%

Ratios and Supplemental Data:
Net Assets, End of Year (Thousands)	$39,583		$30,593	$35,956	$41,099	$40,234	$41,584
Ratio of Expenses to Average Net Assets(3)	1.20	%*	1.20%	1.20%	1.20%	1.20%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.77	%*	1.88%	1.74%	1.68%	1.63%	1.62%
Ratio of Net Investment Income to Average Net Assets	0.63	%*	0.70%	1.78%	0.54%	0.56%	0.49%
Portfolio Turnover Rate	20	%**	64%	46%	60%	40%	66%

*	Annualized.
**	Not Annualized.
†

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Had the Adviser not waived a portion of its expenses, total return would have been lower.

(1)	Per share calculations were performed using average shares.
(2)	Amount was less than $0.01 per share.
(3)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

B-1

TSW LARGE CAP VALUE FUND

a series of JOHCM Funds Trust

STATEMENT OF ADDITIONAL INFORMATION

October 25, 2021

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated October 25, 2021 relating specifically to the joint special meeting of the shareholders of TS&W Equity Portfolio (the “Target Fund”), a series of The Advisors’ Inner Circle Fund (the “Target Trust”), to be held on November 30, 2021 (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the JOHCM Funds Trust, c/o The Northern Trust Company, P.O. Box 4766 Chicago, IL 60680-4766 or by calling 866-260-9549 (toll free).

GENERAL INFORMATION

This SAI relates to the reorganization of the Target Fund with and into the TSW Large Cap Value Fund (the “Acquiring Fund”), a series of JOHCM Funds Trust (the “JOHCM Trust”).

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION

This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

•

The prospectus and statement of additional information (“SAI”) of the Target Trust on behalf of the Target Fund, dated February 28, 2021, as supplemented and amended to date (File No.  033-42484; previously filed on the EDGAR Database and available on the SEC’s website at https://www.sec.gov/ix?doc=/Archives/edgar/data/878719/000139834421005168/fp0062281_485bpos-ixbrl.htm (the “Target Fund Prospectus”); and

•

The audited financial statements, including the financial highlights, appearing in the Target Fund’s annual report to shareholders for the period ended October 31, 2020 (File No.  811-06400; previously filed on the EDGAR Database and available on the SEC’s website at https://www.sec.gov/Archives/edgar/data/878719/000119312521006311/d28655dncsr.htm

•

The unaudited financial statements, including the financial highlights appearing in the Target Fund’s semi-annual report to shareholders for the period ended April 30, 2021 (File No.  811-06400; previously filed on the EDGAR Database and available on the SEC’s website at https://www.sec.gov/Archives/edgar/data/878719/000119312521211576/d174252dncsrs.htm

Because the Acquiring Fund was newly created for purposes of this transaction, the Acquiring Fund has not published an annual or semi-annual report to shareholders.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Fund and the Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in “COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND—Comparison of Fee Tables and Expense Examples” in the Proxy Statement/Prospectus. Under the Agreement and Plan of Reorganization, the Target Fund is proposed to be reorganized into the Acquiring Fund. The Reorganization will not result in any material changes in the Target Fund’s investment portfolio because the Target Fund and the Acquiring Fund have substantially similar investment policies and restrictions. As a result, a schedule of investments of the Acquiring Fund modified to show the effects of such change is not required and is not included. There are no material differences in accounting policies of the Target Fund when compared to the Acquiring Fund.

DESCRIPTION OF THE TRUST AND THE FUND

JOHCM Funds Trust (the “Trust”) is a Massachusetts business trust operating under an Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) dated December 4, 2020. The Trust is an open-end investment company. The Declaration of Trust permits the Board of Trustees (“Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series. This Statement of Additional Information relates to the TSW Large Cap Value Fund (the “Fund”), a series of the Trust. The investment adviser to the Fund is JOHCM (USA) Inc. (the “Adviser”) and the subadviser to the Fund is Thompson, Siegel & Walmsley LLC (“TSW” or the “Subadviser”). The Fund is a diversified fund.

The TSW Large Cap Value Fund is expected to assume all of the assets and liabilities of the Target Fund in a reorganization expected to close in December 2021. The investment adviser to the Target Fund is TSW. Any historical information provided in this SAI prior to the closing of the aforementioned reorganization, is that of the Target Fund.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “How to Redeem Shares” in the Acquiring Fund’s prospectus (the “Acquiring Fund Prospectus”). For a description of the methods used to determine the share price and value of the Fund’s assets, see “Pricing Your Shares” in the Acquiring Fund Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISKS

Investment Strategies and Risks

All principal investment strategies and risks of the Fund are discussed in the Acquiring Fund Prospectus. This section contains a more detailed discussion of some of the investments the Fund may make, some of the techniques the Fund may use, and the risks related to those techniques and investments. Additional non-principal strategies and risks also are discussed here.

Arbitrage Transactions

The Fund may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. To the extent the Fund engages in arbitrage transactions, it will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities.

Borrowing

The Fund may borrow money equal to 33 1/3% of its total assets for cash management or investment purposes. Borrowing may exaggerate changes in the net asset value (“NAV”) of the Fund’s shares and in the return on the Fund’s portfolio. Although the principal of any borrowing will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

The Trust, on behalf of the Fund, intends to enter into a $100 million revolving credit facility agreement (the “Credit Agreement”) with Northern Trust for liquidity or for other temporary or emergency purposes. The Credit Agreement is expected to permit the Fund to borrow up to an aggregate commitment amount of $100 million ($50 million of which is committed and $50 million of which is uncommitted), at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement. Borrowing results in interest expense and other fees and expenses that may impact the Fund’s expenses, including any net expense ratios. The costs of borrowing may reduce the total returns for the Fund. The Credit Agreement is also expected to impose an ongoing commitment fee on undrawn amounts under the credit facility, which will be allocated to each share class within the Fund, pro rata, based on the Fund’s average net asset value.

Convertible Securities

A convertible security is a security (a bond or preferred stock) that may be exchanged or converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event, such as a decline in capital ratio below a prescribed threshold, occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile, and their price may decline rapidly in the event that coupon payments are suspended. The value of contingent convertible securities is unpredictable, and holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

Mortgage-Backed Securities

Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Currency Risk

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of investments to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets causing a decline in value or liquidity in foreign holdings, whose value is tied to the affected foreign currency. Currency exchange rates can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, or by currency or exchange controls or political and economic developments in the United States or abroad. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints. In addition, costs will be incurred in connection with conversions between various currencies.

The Fund is permitted to invest in securities denominated in foreign currencies and may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and options, and options on currencies. The Fund may use such currency instruments for hedging, investment, and/or currency risk management. Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce the Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may purchase or sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using options. See “Foreign Currency Forward Contracts, Futures, and Options” below for additional information.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in the U.S. securities markets. EDRs are the European equivalent of ADRs and are designed to attract investment capital from the European region. GDRs are designed to raise capital in the U.S. and foreign securities markets. The underlying shares of depositary receipts are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR, EDR or GDR. Unsponsored ADRs, EDRs and GDRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these unsponsored depositary receipts generally bear all the costs of the ADR, EDR or GDR facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored depositary receipts may carry more risk than sponsored depositary receipts because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs, EDRs and GDRs. Depositary Receipts also may be subject to liquidity risk.

Equity Securities

Equity securities consist of common stock, preferred stock, securities convertible into common and preferred stock, rights, warrants, income trusts, and Master Limited Partnerships (“MLP”). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stocks represent an equity interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends or in the event of issuer liquidation or bankruptcy. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Convertible securities are bonds, debentures, notes, preferred stocks that may be converted or exchanged into shares of the underlying common stock at a stated exchange ratio. Income trusts and Master Limited Partnerships units are equity investments and may lack diversification as such trusts are primarily invested in oil and gas, pipelines, and other infrastructures whereas MLPs are primarily engaged in the transportation, storage, processing, refining, marketing, exploration, productions, and mining of minerals and natural resources. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and

NAV of the Fund will fluctuate. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in the Fund’s holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Smaller Company Equity Securities. The Fund may invest in equity securities of companies with small market capitalizations. Such investments may involve greater risk than is usually associated with larger, more established companies. Companies with small market capitalizations often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalizations or market averages in general. To the extent the Fund invests in securities with small market capitalizations, the NAV of the Fund may fluctuate more widely than market averages.

Foreign Currency Forward Contracts, Futures, and Options

When investing in foreign securities, the Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs expenses in converting assets from one currency to another.

Forward Contracts. The Fund may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date (“forward contracts”) for hedging purposes, either to “lock-in” the U.S. dollar purchase price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Fund has investments may suffer a decline against the

U.S. dollar, as well as for non-hedging purposes. The Fund may also enter into a forward contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (“cross hedging”). Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on an exchange, including counterparty credit risk.

Only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries, or to securities of issuers domiciled or principally engaged in business in emerging market countries, in which the Fund may invest. This may limit the Fund’s ability to effectively hedge its investments in those emerging markets.

Foreign Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the settlement date, for a pre-negotiated price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

Foreign Currency Options. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, or to protect against potential declines in its portfolio securities that are denominated in foreign currencies.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies written or purchased by the Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.

Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Interest Rate Futures: An interest rate futures contract is an exchange-traded contract in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified security for Eurodollar futures is the London Interbank Offered Rate (LIBOR), which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

Additional Risk Factors. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities.

The Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rates, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the

Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

Initial Public Offerings (“IPOs”)

The Adviser generally attempts to allocate IPOs on a pro rata basis. However, due to the typically small size of the IPO allocation available to the Fund and the nature and market capitalization of the companies involved in IPOs, pro rata allocation may not always be possible. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares of an IPO, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Large Shareholder Risk

To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the subscription and redemption activities of these shareholders with regard to Fund shares could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments). In addition, institutional separate accounts managed by the Manager may invest in the Fund and, therefore, the Manager at times may have discretionary authority over redemption decisions by a significant portion of the investor base holding shares of the Fund. In such instances, the Manager’s decision to make changes to or rebalance its client’s allocations in the separate accounts may impact the Fund’s performance.

Litigation and Enforcement Risk

The Fund may invest in companies involved in significant restructuring. These types of companies tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings may be charged with involvement in such violations. Furthermore, if persons associated with a company in which the Fund invested engages in such violations, the Fund could be exposed to losses.

Loans

The Fund may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans (“Junior Loans”) and bridge loans or bridge facilities (“Bridge Loans”). Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Borrowers”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Fund invests in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.

The Fund has direct rights against the Borrower on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, the Fund will have a contractual relationship only with the Lender and not with the Borrower. The agreement governing Participations may limit the rights of the Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Borrower. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Borrower, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.

In the process of buying, selling and holding Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys or sells a Loan it may pay a fee. In certain circumstances, the Fund may receive a prepayment penalty fee upon prepayment of a Loan.

Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and shareholders of the Borrower. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or, (iv) security interests in shares of stock of subsidiaries or affiliates.

Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Additional Information concerning Bridge Loans. Bridge Loans are short-term loan arrangements (e.g., 12 to 18 months) typically made by a Borrower in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans typically are structured as Senior Loans but may be structured as Junior Loans.

Additional Information concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the Unfunded Commitment.

Additional Information concerning Synthetic Letters of Credit. Loans may include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When the Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Borrower.

Risk Factors of Loans. Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Borrower of the underlying Loan. The Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Borrowers in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loans.

Liquidity Risk. Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to the Fund.

Collateral and Subordination Risk. With respect to Loans that are secured, the Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value of the collateral, whether as a result of market value declines, bankruptcy proceedings or otherwise, could cause the Loan to be under collateralized or unsecured. In such event, the Fund may have the ability to require that the Borrower pledge additional collateral. The Fund, however, is subject to the risk that the Borrower may not pledge such additional collateral or a sufficient amount of collateral. In some cases, there may be no formal requirement for the Borrower to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a Borrower’s obligation on a Loan. If the Fund were unable to obtain sufficient proceeds upon a liquidation of such assets, this could negatively affect Fund performance.

If a Borrower becomes involved in bankruptcy proceedings, a court may restrict the ability of the Fund to demand immediate repayment of the Loan by Borrower or otherwise liquidate the collateral. A court may also invalidate the Loan or the Fund’s security interest in collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Borrower’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Borrower. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the Loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is invalidated or a Senior Loan were subordinated to other debt of an Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest. Lenders and investors in Loans can be sued by other creditors and shareholders of the Borrowers. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan have been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between the Fund and the Borrower may become insolvent or enter FDIC receivership or bankruptcy.

The Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/ or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Borrower are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower. Junior Loans that are Bridge Loans generally carry the expectation that the Borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. A Borrower’s use of Bridge Loans also involves the risk that the Borrower may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Borrower’s perceived creditworthiness.

Mezzanine Loan Risk. In addition to the risk factors described above, mezzanine loans are subject to additional risks. Unlike conventional mortgage loans, mezzanine loans are not secured by a mortgage on the underlying real property but rather by a pledge of equity interests (such as a partnership or limited liability company membership) in the property owner or another company in the ownership structures that has control over the property. Such companies are typically structured as special purpose entities. Generally, mezzanine loans may be more highly leveraged than other types of Loans and subordinate in the capital structure of the Borrower. While foreclosure of a mezzanine loan generally takes substantially less time than foreclosure of a traditional mortgage, the holders of a mezzanine loan have different remedies available versus the holder of a first lien mortgage loan. In addition, a sale of the underlying real property would not be unencumbered, and thus would be subject to encumbrances by more senior mortgages and liens of other creditors. Upon foreclosure of a mezzanine loan, the holder of the mezzanine loan acquires an equity interest in the Borrower. However, because of the subordinate nature of a mezzanine loan, the real property continues to be subject to the lien of the mortgage and other liens encumbering the real estate. In the event the holder of a mezzanine loan forecloses on its equity collateral, the holder may need to cure the Borrower’s existing mortgage defaults or, to the extent permissible under the governing agreements, sell the property to pay off other creditors. To the extent that the amount of mortgages and senior indebtedness and liens exceed the value of the real estate, the collateral underlying the mezzanine loan may have little or no value.

Foreclosure Risk. There may be additional costs associated with enforcing the Fund’s remedies under a Loan including additional legal costs and payment of real property transfer taxes upon foreclosure in certain jurisdictions. As a result of these additional costs, the Fund may determine that pursuing foreclosure on the Loan collateral is not worth the associated costs. In addition, if the Fund incurs costs and the collateral loses value or is not recovered by the Fund in foreclosure, the Fund could lose more than its original investment in the Loan. Foreclosure risk is heightened for Junior Loans, including certain mezzanine loans.

Master Limited Partnerships (MLP)

The Fund may invest in limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a fund that invest in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. MLPs make distributions that are similar to dividends, and these are generally paid out on a quarterly basis. Some distributions received by the Fund with respect to its investments in MLPs may, if distributed by the Fund, be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs and the MLPs’ distribution policies. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would result in higher interest expense. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

MLPs are generally engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. To the extent that a MLP’s interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

For purposes of qualifying as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund is not permitted to invest more than 25% of its total assets in MLPs treated as “qualified publicly traded partnerships” for U.S. federal income tax purposes. Additionally, while MLPs are typically treated as partnerships for U.S. federal income tax purposes, changes in U.S. tax laws could revoke the pass-through attributes that provide the tax efficiencies that make MLPs attractive investment structures and could have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund. Changes in the laws, regulations or related interpretations relating to the Fund’s investments in MLPs could increase the Fund’s expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund’s ability to implement its investment strategy. See the “Tax Considerations” section of the SAI for more information about these and other special tax considerations that can arise in respect of the Fund’s investments in MLPs.

Models and Data Risk

The Adviser may utilize various proprietary quantitative models in connection with providing investment management services to the Fund. There is a possibility that one or all of the quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial loss. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund. Investments selected using the models may perform differently than expected as a result of, among other things, the market factors used in creating models, the weight given to each such market factor, changes from the market factors’ historical trends and technical issues in the construction and implementation of the models (e.g., data problems, and/or software issues). The Adviser’s judgments about the weightings among various models and strategies may be incorrect, adversely affecting performance.

Options

The Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Fund may write put and call options on securities only if they are “covered,” and such options must remain “covered” as long as the Fund is obligated as a writer. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund’s Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. A call option is “covered” if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund maintains appropriate liquid securities with a value equal to the strike price or holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if the Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

There are numerous risks associated with transactions in options. The principal factors affecting the market value of an option include supply and demand, interest rates, current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.

A decision as to whether, when and how to write call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Because the exercise of index options is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by the Fund is exercised or closed out, the Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed to individuals at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

OTC Options Risks. The Fund may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and it will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Fund may also purchase and write so-called dealer options.

Participants in OTC options markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and therefore OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives.

Other Derivatives

An investment by the Fund in derivatives will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Certain investment strategies of the Fund described above may be deemed to involve the issuance or sale of a senior security by the Fund which require the Fund to enter into offsetting transactions or to segregate assets in amounts that would cover the Fund’s potential liabilities consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. Compliance with Rule 18f-4 will not be required until approximately the middle of 2022. The new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. The rule also requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements described in this SAI will be impacted.

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operation. Accordingly, the Fund is not currently subject to registration or regulation as a commodity pool operator.

Equity-Linked Instruments Risk. There is a risk that, in addition to market risk and other risks of the referenced equity security, the Fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the Fund’s investment

Participatory Notes. The Fund may also invest in participatory notes. Participatory notes issued by banks or broker-dealers are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative that generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Other recent U.S. and non U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the 1940 Act restrictions with respect to “senior securities,” have resulted in, and may in the future result in, new regulation of derivative instruments and the Fund’s use of such instruments. New regulations could, among other things, restrict the Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to the Fund), establish new margin requirements and/or increase the costs of derivatives transactions, and the Fund may as a result be unable to execute its investment strategies in a manner its Manager might otherwise choose.

Other Investment Companies

The Fund may invest in securities issued by other investment companies, including shares of money market funds, exchange traded funds (“ETFs”), open-end and closed-end investment companies, real estate investment trusts, and passive foreign investment companies.

ETFs may not be actively managed. Rather, an ETF’s objective may track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, the Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. Because of this, an ETF’s price can be volatile. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

The value of commodity-linked ETFs may be affected by changes in overall market movements, commodity index volatility, change in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The prices of commodity-related ETFs may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes, such as stocks, bonds and cash

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Also, there may be a limited secondary market for shares of closed-end funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Shares of closed-end funds and ETFs are not individually redeemable, but are traded on securities exchanges. The prices of such shares are based upon, but not necessarily identical to, the value of the securities held by the issuer. There is no assurance that the requirements of the securities exchange necessary to maintain the listing of shares of any closed-end fund or ETF will continue to be met.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for favorable tax treatment under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include limited financial resources, infrequent or limited trading, and more abrupt or erratic price movements than larger company securities. In addition, small capitalization stocks, such as certain REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Some of the countries in which the Fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. The Fund may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Preferred Stock

Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issue. Preferred stocks lack voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund.

Regulatory Risk

Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Repurchase Agreements

To maintain liquidity, the Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

A repurchase agreement is a transaction in which the Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price, as it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities. Repurchase agreements may be viewed as a type of secured lending. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that all times the collateral is at least 102 % of the repurchase price.

The majority of these transactions run from day to day and not more than seven days from the original purchase. However, the maturities of the securities subject to repurchase agreements are not subject to any limits and may exceed one year. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. The Fund’s risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Adviser to present minimum credit risks in accordance with guidelines established by the Board of Trustees.

Illiquid Securities

The Fund may invest in illiquid securities. The Fund will invest no more than 15% of its net assets in illiquid securities, including repurchase agreements and time deposits of more than seven days’ duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay. The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Fund to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Independent Trustees (defined infra), have designated the Adviser to administer the Fund’s LRMP. Under the LRMP, the Adviser assesses, manages, and periodically reviews the Fund’s liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in the Fund’s investments.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Securities Issued in PIPE Transactions

The Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by the Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by the Fund may be deemed illiquid.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, collateralized debt obligations, credit linked notes, and participation notes and participatory notes.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. The Fund does not invest in warrants but may receive them pursuant to a corporate event involving one of its portfolio holdings. In addition, the percentage increase or decrease in the market price of a warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-Issued or Delayed-Delivery Securities

The Fund may purchase securities on a “when-issued” or “delayed delivery” basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated or earmarked on the books of the Fund and held by the Custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by the Fund, may increase NAV fluctuation.

Securities purchased on a when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. The Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund reserves the right to sell acquired when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Temporary Defensive Position

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.

Fund Operations

Operational Risk. An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Information Security Risk. The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, Custodian, transfer agent, fund accounting agent, financial intermediaries, and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede security trading, subject the Fund to regulatory fines, financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber-security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Acquiring Fund Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. All other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental. The Fund may:

1. Borrowing Money. Borrow money to the extent consistent with applicable law, regulation or order from time to time.

2. Senior Securities. Issue senior securities to the extent consistent with applicable law, regulation or order from time to time.

3. Underwriting. Act as underwriter of securities to the extent consistent with applicable law, regulation or order from time to time.

4. Real Estate. Purchase, sell, or hold real estate or interests in real estate to the extent consistent with applicable law, regulation or order from time to time.

5. Commodities. Invest in commodities to the extent consistent with applicable law, regulation or order from time to time.

6. Loans. Make loans to others to the extent consistent with applicable law, regulation or order from time to time.

7. Concentration. Not purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.

In determining whether a transaction is permitted by applicable law, regulation, or order, the Fund currently construes fundamental policies (1) and (2) above not to prohibit any transaction that is permitted under Section 18 of the 1940 Act and the rules thereunder, as interpreted or modified, or as may otherwise be permitted by regulators having jurisdiction from time to time. The Trust understands that the staff of the SEC deems certain transactions that the Fund may enter into to involve the issuance of a senior security unless certain cash, U.S. government securities or other high grade debt instruments are deposited in a segregated account or are otherwise covered. Such transactions include: short sales, reverse repurchase agreements, forward contracts, futures contracts and options thereon, options on securities and currencies, dollar rolls, and swaps, caps, floors and collars. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Provisions of the 1940 Act permit the Fund to borrow from a bank, provided that the borrowing Fund maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with exceptions for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.

For purposes of fundamental policy (5) above, all swap agreements and other derivative instruments that were not classified as commodity interests or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts.

Except as otherwise required by applicable law, with respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.

Non-Fundamental Investment Restrictions. The investment restrictions described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days’ advance notice of any change to the following non-fundamental policies.

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities of companies with large market capitalizations.

SHARES OF THE FUND

Shares in the Fund are offered in multiple classes. The Fund is currently authorized to issue Advisor Shares, Investor Shares, Institutional Shares and Class Z Shares. The differences between the share classes are summarized in the Acquiring Fund Prospectus under the heading “How to Purchase Shares – Share Classes.” The procedures for purchasing shares of the Fund are summarized in the Acquiring Fund Prospectus under “How to Purchase Shares,” and the procedures for redeeming shares of the Fund are summarized in the Acquiring Fund Prospectus under “How to Redeem Shares.”

MANAGEMENT OF THE TRUST

The Board of Trustees and Trust Officers

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves until the termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Board plans to meet four times a year to review the progress and status of the Trust. The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (each an “Independent Trustee”).

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Joseph P. Gennaco (1961)	Trustee	Since inception	Sole Principal at JPG Consulting, LLC (April 2019 – present); Independent Non-Executive Director at BNY Mellon International Limited (January 2019 – present); Executive at BNY Mellon (July 2005 – December 2018).	11	None

Barbara A. McCann (1961)	Trustee	Since inception	None	11	None

Kevin J. McKenna (1957)	Trustee	Since inception	Chief Operating Officer and Managing Director of BlackRock Global Allocation Fund Team at BlackRock, Inc. (January 2011 – September 2016).	11	None

Beth K. Werths (1968)	Trustee	Since inception	Executive Vice President and International General Counsel at Natixis Investment Management (until November 2020).	11	None

[1]	The mailing address of each Trustee is 53 State Street, 13th Floor Boston, MA, 02109.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Nicholas Good (1973)	Trustee	Since inception	Chief Executive Officer of JOHCM (USA) Inc. (December 2019 – present); Executive Vice President and Chief Growth & Strategy Officer at State Street Global Advisors (April 2018 – November 2019); Co-Head of Global SPDR Business at State Street Global Advisors (May 2016 – April 2018).	11	None

Jonathan Weitz (1976)	President and Chief Executive Officer	Since inception	Chief Operating Officer, US JOHCM (USA) Inc. 2020 to present; Senior Vice President—Business Manager JOHCM (USA) Inc. 2016 to 2020; Partner and Management Committee Member Century Capital Management 2003 to 2016.	N/A	N/A

Troy Sheets (1971)	Treasurer	Since inception	Senior Director, Foreside Financial Group, LLC 2016 to present; Director, Beacon Hill Fund Services, Inc. 2009 to 2016.	N/A	N/A

David Lebisky (1972)	Chief Compliance Officer	Since 2021	Compliance Manager, US JOHCM (USA) Inc. (March 2021 to present); President, Lebisky Compliance Consulting LLC (2015 to 2020)	N/A	N/A

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Mary Lomasney (1957)	Secretary	Since inception	Head of Legal and Compliance, US, JOHCM (USA) Inc. 2016 to present; Managing Director BNY Mellon 2007 to 2015.	N/A	N/A

Matthew J. Broucek (1988)	Assistant Secretary	Since inception	Vice President, Northern Trust Global Fund Services Fund Governance Solutions 2016 to present; Associate, RSM US LLP, 2015 to 2016.	N/A	N/A

[1]	The mailing address of each Trustee is 53 State Street, 13th Floor Boston, MA, 02109.

As of December 31, 2020, none of the Trustees beneficially owned any of the equity securities of Trust

Trustee Compensation

Trustees who are deemed “interested persons” of the Trust and officers of the Trust receive no compensation from the Fund. The Trust has no retirement or pension plans. Because the Trust is newly formed, no compensation has yet been paid to the Trustees. The following table summarizes the compensation to be paid to the Independent Trustees for the Fund’s initial fiscal year ending September 30, 2021.1

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Trust
Joseph P. Gennaco	$98,250	$98,250
Barbara A. McCann	$92,250	$92,250
Kevin J. McKenna	$92,250	$92,250
Beth K. Werths	$95,250	$95,250

[1]

Total compensation is based on estimated amounts to be paid for the Fund’s initial fiscal year ending September 30, 2021. For the initial fiscal year, the Fund expects to pay compensation to the Independent Trustees for three of the four fiscal quarters. At its initial meeting in December 2020, the Board approved retainer fees for the Independent Trustees at the following annual rates: $105,000 for each Independent Trustee, in addition to $12,000 for each member of the Audit Committee (and $8,000 for the chair of the Audit Committee) and $6,000 for each member of the Nominating and Governance Committee (and $4,000 for the chair of the Nominating and Governance Committee). The Board additionally approved compensatory fees for special meetings at the following per-meeting rates: $3,000 for in-person special meetings of the Board, and $1,500 for in-person special meetings of the Audit Committee and Nominating and Governance Committee.

Leadership Structure and Board of Trustees

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Four of the Trustees on the Board are independent of and not affiliated with the Adviser or its affiliates. The Chair of the Board of Trustees is Nicholas Good, who is an interested Trustee. In connection with the original establishment of the Trust in 2021, the Board determined that the leadership structure of having an interested lead Trustee was appropriate, taking into account the small size of the Board, the new creation of the funds and the expectation that all Independent Trustees would participate actively and collaboratively in Board duties. The Board has adopted Fund Governance Guidelines to provide guidance for effective leadership. The guidance sets forth criteria for Board membership, trustee orientation and continuing education and annual trustee evaluations. The Board reviews quarterly reports from the investment advisers providing management services to the Fund, as well as quarterly reports from the Chief Compliance Officer (“CCO”) and other service providers. This process allows the Board to effectively evaluate issues that impact the Trust as a whole as well as issues that are unique to the Fund. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Trustees to effectively fulfill their fiduciary and oversight obligations. The Board reviews its structure, leadership structure, and the structure of its committees annually.

The Trustees have delegated day-to-day operations to various service providers whose activities they oversee. The Trustees have also engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on an at least quarterly basis and meet separately in executive session with the Fund’s CCO at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure and the structure of its committees. The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee.

All of the Independent Trustees are members of the Audit Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, CCO and legal counsel, stay fully informed regarding management decisions. Because the Trust is newly organized, the Audit Committee did not meet during the prior fiscal year.

All of the Independent Trustees are members of the Nominating and Governance Committee. The Nominating and Governance Committee nominates candidates for election to the Board of Trustees, makes nominations for membership on all committees. The Nominating and Governance Committee also reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Nominating and Governance Committee makes recommendations for any such action to the full Board. The Nominating and Governance Committee also considers candidates for trustees nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Nominating and Governance Committee Chairperson for evaluation. Because the Trust is newly organized, the Nominating and Governance Committee did not meet during the prior fiscal year.

Board Oversight of Risk

The Fund is subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers, subject to supervision by Fund Management. The Audit Committee and the

Board oversee efforts by management and service providers to manage risks to which the Fund may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment and liquidity risks. The Board meets with the CCO and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding fund operations and risks related to the valuation, and overall financial reporting of the Fund. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Fund is exposed, enabling a dialogue about how management and service providers mitigate those risks.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Fund, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Fund.

Additional Information About the Trustees

The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Trust. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.

Below is additional information concerning each particular Trustee and his or her attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or develop solutions.

Joseph P. Gennaco is a seasoned and results-driven business executive with impeccable integrity and strong leadership skills. He has close to 40 years’ worth of experience with various areas of business and finance including: Operations, Technology, Finance, Risk & Compliance, and all facets of Distribution (including Sales, Marketing, Relationship Management, and Product Development). Mr. Gennaco additionally possesses strong communications skills, as well as interpersonal and relationship-building skills.

Barbara A. McCann is a senior financial services executive who is skilled at developing and implementing business strategies. Ms. McCann has a proven record of executing business initiatives through managing teams within and across business lines. She managed the BNY Mellon Institutional Funds Group, during which time she succeeded in growing the group’s assets under management from $1.5 billion to over $5.5 billion in the span of two years. Ms. McCann has worked closely with sales, compliance, legal investment managers and operational groups to ensure continued growth of the funds she has overseen, and she is familiar with many funds and investment boutiques. Ms. McCann also served as the Secretary of the Mellon Institutional Funds Group Board.

Kevin J. McKenna has over 30 years of experience in the investment management industry, and has an abiding respect for fiduciary duty. He has managed a wide variety of fixed income portfolios and supervised a large and complex fixed-income investment platform. Mr. McKenna has also served as Managing Director and Chief Operating Officer for a large multi-asset team, where he served as the team’s primary point of contact with corporate Internal Audit and Risk Management groups. Separately, Mr. McKenna sat on the Regional and Global Management Committees of a leading global prime broker.

Beth K. Werths has senior executive level experience in business and management that provides her with an insightful perspective on strategic planning, risk oversight, operational matters and crisis management that is valuable to the Board. Her legal expertise and leadership on global governance, regulatory, product development, information technology and information security issues contribute to her skills in the areas of risk management, compliance, internal controls, legislative advocacy and cybersecurity. She provides the Board with considerable knowledge and insight regarding the financial services industry as well as governance, regulatory and investor relations issues that are relevant to large corporations. She has a record of demonstrated executive leadership and integrity and has served in roles where she counsels other senior executives and boards.

Nicholas Good is very closely connected to the Fund from a performance, risk and commercial perspective due to his position as Chief Executive Officer of JOHCM (USA) Inc. Mr.  Good possesses over 20 years’ worth of experience in asset management.

CODE OF ETHICS

The Trust, the Adviser, and the principal underwriter have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the 1940 Act. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund.

DISTRIBUTION

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, applicable to Advisor Shares and Investor Shares that permits the Fund to pay for certain distribution and promotion activities related to marketing their shares and other shareholder services (the “Plan”). Pursuant to the Plan, the Fund will pay its principal underwriter a fee for the principal underwriter’s services in connection with the sales and promotion of the Fund and the provision of shareholder services to Fund shareholders, including its expenses in connection therewith, at an annual rate of ten basis points (0.10%) of the Fund’s average daily net assets attributable to Advisor Shares, twenty-five basis points (0.25%) of the Fund’s average daily net assets attributable to Investor Shares. Payments received by the principal underwriter pursuant to the Plan may be greater or less than distribution expenses incurred by the principal underwriter with respect to the applicable class and are in addition to fees paid by the Fund pursuant to the Investment Advisory Agreement. The principal underwriter may in turn pay others for distribution and shareholder servicing as described below.

The Plan has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or any related agreement. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such Independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the Independent Trustees.

Financial Intermediaries

The Fund may authorize certain financial intermediaries to accept purchase and redemption orders on its behalf. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Fund may enter into agreements with financial intermediaries under which the Fund pays the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. The Fund may also reimburse the Adviser or JOHCM Funds Distributors, LLC (the “Distributor”) for amounts they pay to financial intermediaries for the provision of such services. The amount of such payments and/or reimbursements and the manner in which such amount is calculated are reviewed by the Trustees periodically. The amount of such payments permitted to be made outside the Plan is currently capped by resolution of the Board. Any payments made pursuant to agreements between the Fund and financial intermediaries are in addition to, rather than in lieu of, shareholder servicing fees that a financial intermediary may be receiving under an agreement with the Distributor. The Fund may enter into certain agreements with financial intermediaries that require payments for sub-transfer agency services in excess of the Board-approved cap on payments and/or reimbursements to financial intermediaries. In such instances the Adviser will pay, out of its own profits, the difference between the amount due under the agreement with the financial intermediary and the cap on such payments and/or reimbursements approved by the Board of Trustees.

Financial intermediaries are firms that sell shares of mutual funds, including the Fund, for compensation and/or provide certain administrative and account maintenance services to mutual fund investors. Financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services, or their affiliates; however, in selecting investments for the Fund, no preference will be shown for such securities.

The compensation paid by the Fund or the Adviser or its affiliates to a financial intermediary is typically paid continually over time, during the period when the financial intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid by the Fund or the Adviser or its affiliates to different financial intermediaries for shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the Fund or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the financial intermediary.

If payments to financial intermediaries by a mutual fund, distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, a shareholder’s financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with a financial adviser to learn more about the total amounts paid to that financial adviser and his or her firm by the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase. You should ask your financial intermediary whether it receives additional cash compensation payments, as described below, from the Adviser or its affiliates.

If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by a financial intermediary, you may be required by the financial intermediary to pay additional fees. You should contact the financial intermediary for information concerning what additional fees, if any, may be charged.

The Distributor, the Adviser and/or their affiliates may make payments to financial intermediaries for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Fund. These payments are not reflected as Fund expenses in the fee table contained in the Prospectus. The total amount of these payments may be substantial, may be substantial to any given recipient, and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the Adviser and/or their affiliates, and the recipients of these payments. Revenue sharing payments may also include non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars.

Revenue sharing payments create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments by the Fund under the Plan or for recordkeeping and/or shareholder services, also benefit the Adviser, the Distributor and their affiliates to the extent the payments result in more assets being invested in the Fund.

Because the Fund has not yet commenced operations as of the date of this SAI, no revenue sharing payments have been made by the Fund’s Adviser or Distributor in respect of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons and Principal Holders

Shareholders who beneficially own more than 25% of the shares of the Fund are presumed to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can affect the outcome of proposals submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Investment Advisory Agreement with the Adviser. Because the Fund commenced operations on or following the date of this SAI, as of the date hereof, no person or entity “controlled” (within the meaning of the 1940 Act) the Fund.

Management Ownership

As of the date of this SAI, the Trustees and officers of the Fund, as a group, did not own any outstanding equity securities of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

JOHCM (USA) Inc. (the “Adviser” or “JOHCM USA”) serves as the investment adviser to the Fund. The Adviser’s principal place of business is 53 State Street, 13th Floor Boston, MA, 02109. JOHCM USA is wholly owned by J O Hambro Capital Management Limited (“JOH Ltd.,” and, together with JOHCM USA, “JOHCM”), which is organized under the laws of England and Wales. The Adviser is an investment adviser registered with the SEC in the U.S. under the 1940 Act. As Adviser to the Fund, JOHCM USA continuously reviews, supervises, and administers the Fund’s investment program. JOHCM USA also ensures compliance with the Fund’s investment policies and guidelines. As of December 31, 2020, JOHCM USA had approximately $2.5 billion in assets under management.

Under the terms of the Trust’s Investment Advisory Agreement with the Adviser (“Advisory Agreement”), the Adviser, subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for advisory services, the Fund is obligated to pay the Adviser fees computed and accrued daily and paid monthly at an annual rate of 0.58% of Average Daily Net Assets.

Because the Trust is newly organized, no fees were paid to the Adviser pursuant to the Advisory Agreement in any prior fiscal year.

The Advisory Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the Advisory Agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Advisory Agreement will terminate automatically.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that total annual operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to amounts specified in the Prospectus of the Fund until June 30, 2022. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Advisory Agreement.

The Subadviser

Thompson, Siegel & Walmsley LLC, a Delaware limited liability company (“TSW”) serves as the subadviser to the Fund. TSW’s principal place of business is 6641 W. Broad Street, Suite 600, Richmond, Virginia 23230. The Subadviser serves as subadviser pursuant to a subadvisory agreement (the “Subadvisory Agreement”). Under the Subadvisory Agreement, subject to the supervision of the Board and the Adviser, the Subadviser regularly provides with respect to the portion of the Fund’s assets allocated to it by the Adviser, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The Subadviser may delegate to companies that the Subadviser controls, is controlled by, or is under common control with, certain of the Subadviser’s duties under a Subadvisory Agreement, subject to the Subadviser’s supervision, provided the Subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not less than 60 days’ written notice to the Subadviser. The Subadviser may terminate the respective Subadvisory Agreement, on 60 days’ written notice to the Fund and the Adviser. The Subadvisory Agreement may be terminated upon the mutual written consent of the Adviser and the Subadviser. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the applicable Subadviser, and shall not be assignable by the Adviser without the consent of the Subadviser.

The Subadvisory Agreement provides that the Subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Subadviser is not protected against any liability to the Fund or the Adviser to which the Subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the Adviser pays to TSW a fee equal to 74% of the management fee paid to the Adviser by the Fund, net of any waivers and expense reimbursements.

Portfolio Manager Holdings

The following table indicates for the Fund the dollar range of shares beneficially owned in the Target Fund by the Portfolio Managers as of June 30, 2021.

Dollar Range of Shares in the Fund
Individual	Title	None	$1– $10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	Over $1,000,000
Brett P. Hawkins	Co-Portfolio Manager			X
Bryan F. Durand	Co-Portfolio Manager	X

Other Portfolio Manager Information

The portfolio managers are also responsible for managing other account portfolios in addition to the Fund.

A portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Fund and other accounts presents a variety of potential conflicts of interests. For example, the portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

In some cases, another account managed by the same portfolio manager may compensate the Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Adviser to favor higher-fee-paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. The Adviser has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equally.

Another potential conflict could arise in instances in which securities considered as investments for the Fund are also appropriate investments for other investment accounts managed by the Adviser. When a decision is made to buy or sell a security by the Fund and one or more of the other accounts, the adviser may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, the Adviser employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. The Adviser has implemented specific policies and procedures to address any potential conflicts.

The following tables indicate the number of accounts and asset under management (in millions) for each type of account for each portfolio manager as of June 30, 2021.

Brett P. Hawkins, Co-Portfolio Manager

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	5	0	$2,865.7	$0
Other Pooled Investment Vehicles	3	0	$249.3	$0
Other Accounts	284	1	$3,635.5	$19.9
Total	293	1	$6,750.5	$19.9

Bryan F. Durand, Co-Portfolio Manager

	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	$0	$0
Other Pooled Investment Vehicles	0	0	$0	$0
Other Accounts	0	0	$0	$0
Total	0	0	$0	$0

Portfolio Manager Compensation

The Adviser compensates the portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a combination of some or all of the following: a base salary, a revenue share (proportion of the management fee generated as well as performance fees earned by the firm from the non-U.S. mutual fund portfolios they manage, and equity interest in the firm.

Fund Services

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Administrator (“Administrator”) for the Fund and serves as the Fund’s Transfer Agent, Custodian, and Fund Accounting Agent. The Custodian acts as the Trust’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust’s request, and maintains records in connection with its duties. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other accounting and shareholder service functions. The fees and certain expenses of the Transfer Agent, Custodian, Fund Accounting Agent, and Administrator are paid by the Fund.

The Management Fees paid by the Target Fund to SEI Investments Global Fund Services, the Target Fund’s administrator, for the last three fiscal years are set forth in the table below:

Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018

	Administration Fees Paid

$125,344	$125,002	$125,002

Distributor

JOHCM Funds Distributors, LLC, the Distributor, a subsidiary of Foreside Financial Group, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers, have no role in determining the Fund’s investment policies or which securities to buy or sell.

The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. The Trust in its discretion also may from time to time, subject to applicable law, issue shares of the Fund other than through the Distributor.

Independent Registered Public Accounting Firm

The firm of PricewaterhouseCoopers LLP, One North Wacker, Chicago, Illinois 60606, has been selected as independent registered public accounting firm for the Fund for the initial fiscal year ending September 30, 2021 in accordance with the requirements of the 1940 Act and the rules thereunder. PricewaterhouseCoopers LLP will perform an annual audit of the Fund’s financial statements and provides audit and tax services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility, and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

All decisions concerning the purchase and sale of securities and the allocation of brokerage commissions on behalf of the Fund are made by the Adviser. In selecting broker-dealers to use for such transactions, the Adviser will seek to achieve the best overall result for the Fund taking into consideration a range of factors that include not just price, but also the broker’s reliability, reputation in the industry, financial standing, infrastructure, research and execution services and ability to accommodate special transaction needs. The Adviser will use knowledge of the Fund’s circumstances and requirements to determine the factors that the Adviser takes into account for the purpose of providing the Fund with “best execution.”

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter, or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The following table shows the dollar amount of brokerage commissions paid by the Target Fund to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal years ended October 31, 2020, October 31, 2019, and October 31, 2018.

Fiscal Year Ended October 31, 2020	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018

Aggregate Dollar Amount of Brokerage Commissions Paid

$25,692	$22,373	$26,401

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will not disclose (or authorize the Custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

•

To persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, liquidity vendors, and research and trading services, and the Trust’s Board of Trustees;

•	In connection with periodic reports that are available to shareholders and the public;

•	To mutual fund rating or statistical agencies or persons performing similar functions;

•	Pursuant to a regulatory request or as otherwise required by law; or

•	To persons approved in writing by the CCO or President of the Trust.

Monthly top ten holdings and active weightings for the Fund are available on its website (www.johcm.com/us/our-funds) and on TSW’s website (https://www.tswinvest.com/strategies) 15 calendar days after each month-end. In addition to this monthly disclosure, the Fund may also make publicly available its portfolio holdings at other dates as may be determined from time to time. To find the top ten holdings and active weightings for the Fund, click on “Asset Allocation” in the right hand column next to the Fund. The same information is also available by calling the Trust at 866-260-9549 (toll free) or 312-557-5913.

A complete listing of quarter-end portfolio holdings for the Fund is available on its website (www.johcm.com/us/our-funds) and on TSW’s website (https://www.tswinvest.com/strategies) 10 calendar days after each quarter-end. To find the quarter end portfolio holdings for the Fund, click on ”Overview” in the right hand column next to the Fund and then click on “Quarterly Holdings” next to “Fund Material”. The same information is also available by calling the Trust at 866-260-9549 (toll free) or 312-557-5913. The Fund will disclose portfolio holdings quarterly, in the annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Administrator, Transfer Agent, Fund Accounting Agent, and Custodian and on an as needed basis to other third parties providing services to the Fund. The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time. The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent, and the Custodian, are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Trust’s CCO or President. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Adviser and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Trust’s CCO monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s Adviser, Transfer Agent, Fund Accounting Agent, and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holdings and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (NAV) of the shares of the Fund is determined at the close of trading of the NYSE, normally 4:00 p.m. ET/3:00 p.m. CT except for the following days on which the share price of the Fund is not calculated: Saturdays and Sundays; U.S. national holidays including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the NYSE, normally at 4:00 pm ET, each business day on which the share price of the Fund is calculated (as defined in the Fund’s prospectus).

Equity securities (including options, rights, warrants, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price or last trade price, as applicable, as determined by the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations available from the designated pricing vendor as of the closing of the primary exchange. Securities for which quotations are either (1) not readily available or (2) determined to not accurately reflect their value are valued at their fair value using procedures approved by the Board of Trustees. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASD National Market System is considered an exchange. Investments in other open-end registered investment companies are valued at their respective NAV as reported by such companies.

Fixed-income securities will be valued at the latest quotations available from the designated pricing vendor. These quotations will be derived by an approved independent pricing service based on their proprietary calculation models. In the event that market quotations are not readily available for short-term debt instruments, securities with less than 61 days to maturity may be valued at amortized cost as long as there are no credit or other impairments of the issuer.

In the event an approved pricing service is unable to provide a readily available quotation, the security may be priced by an alternative source, such as a broker who covers the security and can provide a daily market quotation. The appropriateness of the alternative source, such as the continued use of the broker, will be reviewed and ratified quarterly by the Fund’s Fair Value Committee (“FVC”). Securities for which quotations are (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) determined to not accurately reflect their value, are valued by the FVC using procedures approved by the Board of Trustees.

Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board.

REDEMPTION IN-KIND

The Fund ordinarily does not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSIDERATIONS

The following tax information supplements and should be read in conjunction with the tax information contained in the Fund’s Prospectus. The Prospectus generally describes the U.S. federal income tax treatment of the Fund and its shareholders. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of Fund shares as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Qualification as a Regulated Investment Company

The Fund has elected or will elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from: (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of: (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs; and (B) other securities (other than those described in clause (A)) limited in respect of any one issuer to a value that does not exceed 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other RICs) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, taking into account any capital loss carryforwards) and its net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Certain of the Fund’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership and in the case of the Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain undercurrent law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. The qualifying income and diversification requirements described above may limit the extent to which the Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, determined with reference to any capital loss carryforwards) distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation. Any taxable income, including any net capital gain retained by the Fund, will be subject to tax at the Fund level at regular corporate rates.

In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be: (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its: (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

In order to comply with the distribution requirements described above applicable to RICs, the Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year.

If the Fund declares a distribution to shareholders of record in October, November, or December of one calendar year and pays the distribution in January of the following calendar year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the earlier year.

Excise Tax

If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or December 31 of that year if the Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts.

The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax in the taxable year ending within the calendar year.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

If the Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term.

See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards, if any, as of the end of its most recently ended fiscal year.

Fund Distributions

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. The IRS and the Department of the Treasury have issued proposed regulations that would impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things: (i) distributions paid by the Fund of net investment income and capital gains as described above; and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. To the extent the Fund makes distributions of capital gains in excess of the Fund’s net capital gain for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), there is a possibility that the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

A dividend paid to shareholders in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Distributions on the Fund’s shares generally are subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s NAV also reflects unrealized losses.

In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States); or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by the Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction: (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock); or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced: (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund; or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to: (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction; or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the Fund from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from the Fund’s investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

Tax Implications of Certain Fund Investments

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code: (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security; (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security; and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury Department and IRS have issued proposed regulations providing that Section 451 does not apply to the accrual of market discount. If Section 451 were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the

Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity—that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Certain distributions made by the Fund attributable to dividends received by the Fund from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders, as discussed above.

Mortgage-Related Securities. The Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income

(“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to taxon UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses generally will reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign currency gains generally are treated as qualifying income for purposes of the 90% gross income test described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a RIC’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

Passive Foreign Investment Companies. Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” A foreign issuer in which the Fund invests will not be treated as a PFIC with respect to the Fund if such issuer is a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes and the Fund holds (directly, indirectly, or constructively) 10% or more of the voting interests in or total value of such issuer. In such a case, the Fund generally would be required to include in gross income each year, as ordinary income, its share of certain amounts of a CFC’s income, whether or not the CFC distributes such amounts to the Fund.

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Options and Futures

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires: (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter; and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by the Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain undercurrent law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Commodity-Linked Instruments. The Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Exchange-Traded Notes, Structured Notes. The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a RIC and to avoid a Fund-level tax.

Book-Tax Differences. Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as: (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income); (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares; and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. The Fund’s investments in shares of another mutual fund, an ETF or another company that qualifies as a RIC (each, an “investment company”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the investment company, rather than in shares of the investment company. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company. If the Fund receives dividends from an investment company and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Investments in Master Limited Partnerships and Certain Non-U.S. Entities. The Fund’s ability to make direct and indirect investments in MLPs and certain non-U.S. entities is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, the Fund is permitted to have no more than 25% of the value of its total assets invested in qualified publicly traded partnerships, including MLPs.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in a MLP will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss.

In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax Shelter Reporting Regulations

Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Foreign Taxation

Income, proceeds and gains received by the Fund (or RICs in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. This will decrease the Fund’s yield on securities subject to such taxes. If more than 50% of the Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign Shareholders

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as: (1) Capital Gain Dividends; (2) short-term capital gain dividends; and (3) interest-related dividends, each as defined below and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund may report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless: (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States; (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Subject to certain exceptions (e.g., if the Fund is a “United States real property holding corporation” as described below), the Fund is generally not required (and does not expect) to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current earnings and profits for the applicable taxable year or accumulated earnings and profits) when paid to its foreign shareholders.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. If the Fund holds, directly or indirectly, significant interests in REITs, it may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.

If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Moreover, if the Fund were a USRPHC or, very generally, had been one in the last five years, it would be required to withhold on amounts distributed to a greater-than-5% foreign shareholder to the extent such amounts would not be treated as a dividend, i.e., are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year. Such withholding generally is not required if the Fund is a domestically controlled QIE.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to: (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands; and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders of the Fund also maybe subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., interest-related dividends and short-term capital gain dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser, which has delegated such responsibilities to the Subadviser, subject to the general oversight of the Board. The Subadviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the 1940 Act, as amended, consistent with its fiduciary obligations. The Proxy Policy has been approved by the Board of Trustees. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Fund and its shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the Fund and the Subadviser’s interests will be resolved in the Fund’s favor pursuant to the Proxy Policy.

The Adviser’s and Subadviser’s proxy voting policies and procedures are attached as Appendix A.

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the pertinent Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 866-260-9549 (toll free) or 312-557-5913. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available without charge, upon request, by calling the Trust at 866-260-9549 (toll free) or 312-557-5913 and on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended October 31, 2020 for the Target Fund are included in the Target Fund’s Annual Report, which was filed with the SEC on January 11, 2021 as part of the Target Fund’s filing on Form N-CSR and is incorporated into this SAI by reference. The Annual Report is available, without charge, upon request, by calling 1-800-932-7781 or by visiting www.tswinvest.com or on the EDGAR database by visiting the SEC’s website at http://www.sec.gov.

APPENDIX A

J O HAMBRO CAPITAL MANAGEMENT LIMITED

JOHCM (USA) INC.

PROXY VOTING PROCEDURES SUMMARY

JOHCM USA has established procedures to ensure that all proxies that are received are properly distributed and voted on a timely basis in the best interest of the client. JOHCM USA uses Broadridge Proxy Edge and ISS Proxy Exchange to facilitate its voting and engagement activities. ISS is used for research and recommendations and Broadridge Proxy Edge is used to vote.

Where ISS research highlights issues which do not represent best practice, portfolio managers may discuss the issue internally with the Investment Director or they may choose to discuss specific issues directly with company management. After careful analysis, a voting decision is made by the portfolio manager for the particular account and an authorized individual submits the proxy vote.

Should a conflict of interest arise between JOHCM USA’s interests and those of a client, JOHCM USA will arrange a discussion with such client to review the proxy voting materials and the conflict and will obtain the client’s consent before voting. If JOHCM USA is not able to obtain the client’s consent, JOHCM USA shall take reasonable steps to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies in the best interests of the client.

Once the proxy has been voted, it is recorded and stored on the Broadridge Proxy Edge system. These records contain the proxy statements received on behalf of the client and the record of votes cast on behalf of the client. The Adviser also retains any documents that it has prepared which were material to making a decision on how to vote, or that memorialized the basis for the decision, and records of the client’s requests for proxy voting information and any written response.

Clients may request a copy of our proxy voting policy or information regarding this proxy voting policy, including how JOHCM USA voted on specific proxies.

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THOMPSON, SIEGEL & WALMSLEY LLC

PROXY VOTING POLICIES AND PROCEDURES

Policy

TSW has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities consistent with the best economic interests of its clients. TSW maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy voting policies and practices in Form ADV Part 2A. In addition, we review our policies and practices no less than annually for adequacy; to make sure they have been implemented effectively, and to make sure they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients. Our policy and practice include the responsibility to monitor corporate actions and potential conflicts of interest, receive and vote client proxies, and make information available to clients about the voting of proxies for their portfolio securities while maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders, and reasonable care and diligence should be undertaken to ensure that such rights are properly exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which should include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

A related companion release by the SEC also adopted rule and form amendments under the Securities Act and Investment Company Act similar to the above which TSW complies with when acting as a sub-adviser to a mutual fund.

Responsibility

TSW’s Compliance Officer (Proxy Coordinator) has the responsibility for the organization and monitoring of our proxy voting policy, practices, and recordkeeping. Implementation and disclosure, including outlining our voting guidelines in our procedures, is the responsibility of the CCO and Director of Operations. TSW has retained the services of a third-party provider, Institutional Shareholder Services, Inc. (“ISS”) to assist with the proxy process. ISS is a Registered Investment Adviser under the Advisers Act. It is a leading provider of proxy voting and corporate governance services. ISS provides TSW proxy proposal research and voting recommendations and votes proxies on TSW’s behalf in accordance with ISS’s standard voting guidelines. Those guidelines cover the following areas:

•	Operational Issues

•	Board of Directors

•	Proxy Contests

•	Anti-takeover Defenses and Voting Related Issues

•	Mergers and Corporate Restructurings

•	State of Incorporation

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•	Capital Structure

•	Executive & Director Compensation

•	Equity Compensation Plans

•	Specific Treatment of Certain Award Types in Equity Plan Evaluations

•	Other Compensation Proposals & Policies

•	Shareholder Proposals on Compensation

•	Social/Environmental Issues

•	Consumer Issues and Public Safety

•	Environment and Energy

•	General Corporate Issues

•	Labor Standards and Human Rights

•	Military Business

•	Workplace Diversity

•	Mutual Fund Proxies

TSW generally believes that voting proxies in a manner that is favorable to a business’s long-term performance and valuation is in its clients’ best interests. However, a uniform voting policy may not be in the best interest of all clients. While TSW applies ISS’s standard policy to most clients, where appropriate we utilize ISS’s Taft-Hartley or Catholic policy guidelines to meet specific requirements.

TSW’s Proxy Coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general procedure regarding the voting of proxies is addressed below. For instances not directly addressed in this policy the Proxy Oversight Representative should act in accordance with the principles outlined in the SEC’s Guidance Regarding Proxy Voting Responsibilities of Investment Advisers issued in August 2019 in consultation with the Proxy Coordinator.

Procedure

TSW has adopted various procedures and internal controls to review, monitor and ensure the Firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•

Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if TSW disagrees with the vote recommendation.

•

The Proxy Coordinator will monitor the voting process at ISS via ISS’s Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

•	For proxies not received by ISS, TSW and ISS will make a best effort attempt to receive ballots from the clients’ custodian prior to the vote cutoff date.

•

TSW is responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring. ISS will email TSW Compliance personnel to get approval when closing an account that was not directed by TSW.

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•

The Manager of Research Operations (Proxy Oversight Representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email.

•

TSW has the ability to override ISS recommended vote instructions and will do so if believed to be in the best interest of the client. All changes are documented and coordinated between the Proxy Oversight Representative and/or Proxy Coordinator and the Portfolio Manager and/or Research Analyst. Changes generally occur as a result of TSW’s communication with issuer management regarding matters pertaining to securities held when the issuer questions or disputes ISS’s voting recommendation.

All proxies are voted solely in the best interest of clients on a best efforts basis. Proactive communication takes place via regular meetings with ISS’s Client Relations team.

Disclosure

TSW will provide conspicuously displayed information in its Disclosure Document summarizing this Proxy Voting policy, including a statement that clients may request information regarding how TSW voted a client’s proxies, and that clients may request a copy of these policies and procedures.

See Form ADV, Part 2A – Item 17– Voting Client Securities

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator.

•

In response to any request, the Proxy Coordinator will prepare a response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how TSW voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines

•

TSW has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TSW will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, TSW will vote proxies in the best interests of each particular client according to the recommended election of ISS. ISS’s policy is to vote all proxies from a specific issuer the same way for each client, ab sent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TSW’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•

ISS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors’ non-audit services.

•	ISS will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.

•	In reviewing proposals, ISS will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

•	A complete summary of ISS’s U.S. and International voting guidelines is available at: https://www.issgovernance.com/policy

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Forensic Testing Procedures

•	No less than quarterly, TSW will review the ISS Proxy Exchange list of accounts voted to ensure all appropriate accounts are being voted. This will be performed by the Proxy Coordinator.

•

TSW will conduct periodic tests to review proxy voting records and the application of general voting guidelines, especially in circumstances such as corporate events (e.g., mergers and acquisition transactions, dissolutions, conversions, consolidations, etc.) or contested director elections. Any matter warranting additional, often issuer-specific review will be escalated to the Portfolio Manager and Research Analyst as needed.

•	TSW occasionally communicates directly with issuer management regarding matters pertaining to securities held in the portfolio when it questions or disputes ISS’s voting recommendation.

Conflicts of Interest

•

TSW will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer.

•	If a material conflict of interest exists, the Proxy Coordinator will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.

•	TSW will maintain a record of the voting resolution of any conflict of interest.

•	ISS also maintains a Conflicts Policy which indicates how they address any potential conflicts of interest and is available at: https://www.issgovernance.com/compliance/due-diligencematerials

Practical Limitations Relating to Proxy Voting

TSW makes a best effort to vote proxies. In certain circumstances, it may be impractical or impossible for TSW to do so. Identifiable circumstances include:

•	Limited Value: Where TSW has concluded that to do so would have no identifiable economic benefit to the client-shareholder;

•	Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting;

•

Securities Lending: If securities are on loan on the record date, the client lending the security cannot vote the proxy. Because TSW generally is not aware of when a security is on loan, we will not likely have the opportunity to recall the security prior to the record date; and

•

Failure to receive proxy statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Recordkeeping

TSW and/or ISS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;

•	Each proxy statement that ISS receives;

•	A record of each vote that ISS casts on behalf of TSW;

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•	Any document ISS created that was material to making a decision regarding how to vote proxies, or that memorializes that decision; and

•	A copy of each client request for information on how ISS voted such client’s proxies (i.e., Vote Summary Report), and a copy of any response.

Due Diligence and Error Procedures

TSW will periodically perform due diligence on ISS, focusing on the following areas:

•	Adequacy of ISS’s staffing and personnel;

•	Adequacy/robustness of ISS’s Policies and Procedures and review of their policies for conflict issues;

•	Adequacy of control environment and operational controls of ISS (i.e., SSAE 18);

•	Review of any specific conflicts ISS may have with regard to TSW;

•	Review of ISS for any business changes that may affect services provided to TSW; and

•	Review quarterly reporting package provided by ISS and enhance this package as necessary for any additional information that is needed.

TSW will take the following steps should there ever be an issue/error that occurs with regard to its proxy voting responsibilities:

•	Follow up with ISS to determine the cause of and the details surrounding the issue;

•	Report back to the affected client immediately with such details and how the issue will be resolved;

•	Put additional controls in place if necessary, to prevent such issues from occurring in the future; and

•	Report back to the affected client with the final resolution and any remedial steps.

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PART C

OTHER INFORMATION

Item 15. Indemnification.

Reference is made to Article VIII, sections 1 through 3, of the Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), which is incorporated by reference herein. In addition, the Registrant maintains a trustees and officers liability insurance policy under which the Registrant and its trustees and officers are named insureds. Certain service providers to the Registrant also have contractually agreed to indemnify and hold harmless the trustees against liability arising in connection with the service provider’s performance of services under the relevant agreement.

The Registrant also agreed to contractually indemnify each trustee. The agreement between the Registrant and each trustee, in addition to delineating certain procedural aspects relating to indemnification and advancement of expenses to the fullest extent permitted by the Declaration of Trust and Amended and Restated Bylaws (the “Bylaws”) and the laws of The Commonwealth of Massachusetts, the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as now or hereafter in force, provides that the Registrant shall indemnify and hold harmless a trustee against any and all expenses actually and reasonably incurred by the trustee in any proceeding arising out of or in connection with the trustee’s service to the Trust, unless the trustee has been adjudicated in a final adjudication on the merits to have engaged in certain disabling conduct.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	Amended and Restated Agreement and Declaration of Trust.[1]

(a)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust.[2]

(b)	Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust.[3]

(2)	Amended and Restated Bylaws.[1]

(3)	Not applicable.

(4)	(a) Agreement and Plan of Reorganization relating to TSW Large Cap Value Fund (the “Fund”) – attached as Appendix A to the Proxy Statement/Prospectus contained in this Registration Statement.

(5)	Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and Bylaws of the Registrant.

(6)	Investment Advisory Contracts.

(a)	Investment Advisory Contract between registrant (“Registrant” or “Trust”) and JOHCM (USA) Inc. (“JOHCM USA”) dated January 8, 2021.[1]

(b)	Amended and Restated Schedules A and B to the Investment Advisory Agreement for the Trust adding the Fund.[4]

(7)	Underwriting Contracts.

(a)	Distribution Agreement between Registrant and JOHCM Funds Distributors, LLC – filed herewith.

(b)	Amended and Restated Exhibit A to the Distribution Agreement for the Trust, adding the Fund. [4]

(8)	Not applicable

(9)	Custodial Agreements.

(a)	Custody Agreement between Registrant and The Northern Trust Company (“Northern Trust”).[5]

(b)	Amendment to Custody Agreement adding the Fund.[4]

(10)	(a) Distribution and Servicing Plan Pursuant to Rule 12b-1.[1]

(i)	Amendment to Distribution and Servicing Plan Pursuant to Rule 12b-1 adding the Fund. [4]

(b)	Multiple Class Plan Pursuant to Rule 18f-3.[1]

(i)	Amendment to Multiple Class Plan Pursuant to Rule 18f-3 adding the Fund.[4]

(11)	Opinion and Consent of Ropes & Gray LLP regarding the legality of the securities being registered.[5]

(12)	Opinion of Ropes & Gray LLP with respect to tax matters.*

(13)	Other Material Contracts.

(a)	Transfer Agency and Service Agreement between Registrant and Northern Trust – filed herewith.

(i)	Amendment to Transfer Agency Agreement adding the Fund. [4]

(b)	Fund Administration and Accounting Services Agreement between Registrant and Northern Trust.[5]

(i)	Amendment to Administration Agreement adding the Fund. [4]

(c)	Expense Limitation Agreement between the Registrant and JOHCM USA with respect to the Fund. [4]

(i)	Amendment to Expense Limitation Agreement adding the Fund. [4]

(d)	Shareholder Services, Recordkeeping and Sub-Transfer Agency Services Agreement between the Trust and JOHCM USA.[6]

(i)	Amendment to Shareholder Services Agreement adding the Fund. [4]

(e)	Administration and Compliance Services Agreement between the Trust and JOHCM USA.[6]

(i)	Amendment No. 1 to Administration and Compliance Services Agreement.[4]

(14)	Consent of Independent Registered Public Accounting Firm.[5]

(15)	Not applicable.

(16)	Powers of Attorney.

(a)	Power of Attorney for Joseph P. Gennaco, Barbara A. McCann, Kevin J. McKenna, Beth K. Werths, and Nicholas Good with respect to filings on Form N-14.[5]

(b)	Power of Attorney for Jonathan Weitz with respect to filings on Form N-14.[5]

(c)	Power of Attorney for Troy Sheets with respect to filings on Form N-14.[5]

(17)	Form of Proxy Card. [5]

[1]	Previously filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on January 26, 2021.
[2]	Previously filed as an Exhibit to Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on April 1, 2021.
[3]	Previously filed as an Exhibit to Registrant’s Post-Effective Amendment No. 3 to its Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on August 10, 2021.
[4]	Previously filed as an Exhibit to Registrant’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 22, 2021.
[5]	Previously filed as an Exhibit to Registrant’s Registration Statement on Form N-14, as filed with the Securities and Exchange Commission on September 24.
[6]	Previously filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 12, 2021.
*	To be filed by amendment.

Item 17. Undertakings.

1.

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.

The undersigned Registrant agrees to file by post-effective amendment an opinion of counsel supporting the tax consequences of the proposed reorganizations within a reasonable period of time after receipt of such opinion.

NOTICE

A copy of the Declaration of JOHCM Funds Trust, together with all amendments thereto, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trust by an officer or Trustee of the Trust in his or her capacity as an officer or Trustee of the Trust and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Boston, Commonwealth of Massachusetts on the 25th day of October, 2021.

JOHCM Funds Trust

By:	/s/ Jonathan Weitz
Jonathan Weitz
President and Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Capacity	Date

/s/ Jonathan Weitz	President and Chief Executive Officer	October 25, 2021
Jonathan Weitz

/s/ Troy Sheets	Treasurer, Chief Financial Officer and Principal Accounting Officer	October 25, 2021
Troy Sheets*

/s/ Joseph P. Gennaco	Trustee	October 25, 2021
Joseph P. Gennaco*

/s/ Barbara A. McCann	Trustee	October 25, 2021
Barbara A. McCann*

/s/ Kevin J. McKenna	Trustee	October 25, 2021
Kevin J. McKenna*

/s/ Beth K. Werths	Trustee	October 25, 2021
Beth K. Werths*

/s/ Nicholas Good	Trustee	October 25, 2021
Nicholas Good*

* By:	/s/ Jonathan Weitz
Jonathan Weitz, as Attorney-in-Fact
Date: October 25, 2021

Exhibit Index

(i)	Distribution Agreement between Registrant and JOHCM Funds Distributors, LLC	Exhibit (7)(a)

(ii)	Transfer Agency and Service Agreement between Registrant and Northern Trust	Exhibit (13)(a)